NUVEEN
MUNICIPAL
BOND FUNDS

NOVEMBER 30, 1997

SEMIANNUAL REPORT


[PHOTO APPEARS HERE]

DEPENDABLE, TAX-FREE INCOME
TO HELP YOU KEEP MORE OF
WHAT YOU EARN.


PENNSYLVANIA

CONTENTS


 1  DEAR SHAREHOLDER

 3  ANSWERING YOUR QUESTIONS

 6  PERFORMANCE OVERVIEW

 8  PORTFOLIO OF INVESTMENTS

15  STATEMENT OF NET ASSETS

16  STATEMENT OF OPERATIONS

17  STATEMENT OF CHANGES IN NET ASSETS

18  NOTES TO FINANCIAL STATEMENTS

24  FINANCIAL HIGHLIGHTS

26  ADDITIONAL INVESTMENT OPPORTUNITIES

27  FUND INFORMATION

DEAR SHAREHOLDER

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime to build. Once achieved, it should be preserved.

It's a pleasure to share with you the Nuveen Flagship Pennsylvania Municipal Bond Fund's outstanding performance record for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the fund's portfolio of municipal bonds. As of November 30, 1997, Class A shareholders were receiving a current yield on net asset value of 4.65%. To match this yield, investors in the 33% combined federal and state income tax bracket would have had to earn at least 6.94% on taxable alternatives.

During this same period, the fund provided Class A shareholders with a highly competitive total return on net asset value of 7.92% with income reinvested, outpacing the average return of 6.73% for its peer group, the Pennsylvania municipal bond fund category. You will find additional details on the fund's performance on pages 6-7.

THE YEAR IN REVIEW
Over the past year, U.S. investors have benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan. Still, falling commodity prices kept producer prices in

_____
1

"The events of 1997 have focused renewed attention on the need for diversi?cation and appropriate asset allocation."

check, while low import prices--due in part to the weakness in Asian markets-- limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

HELPING YOU BUILD A BETTER PORTFOLIO
The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,

/s/ Timothy R. Schwertfeger
TIMOTHY R. SCHWERTFEGER
Chairman of the Board

January 15, 1998

_____
2

ANSWERING YOUR QUESTIONS

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, managing director of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected the performance of the fund over the past year.


WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE PERFORMANCE OF MUNICIPAL BONDS OVER THE PAST YEAR?
Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation, and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. The strong total returns produced in this environment were somewhat muted by a heavy supply of newly issued bonds that temporarily reduced bond prices. The increased supply worked to our advantage, however, as it expanded opportunities to find value in the marketplace.

HOW HAS THE FUND PERFORMED DURING THIS PERIOD?
As Tim mentioned in his letter to shareholders, the fund performed well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the fund was 7.92%, which compares favorably with the one-year average return of 6.73% for the peer group of Pennsylvania municipal bond funds tracked by Lipper Analytical Services--a 119 basis point difference. Once again, this fund was one of the top

_____
3

"Shareholders were rewarded with income rates that were higher than those available in the current market, along with increased value in the underlying securities."


performers in its category, ranking sixth among the 63 municipal bond funds in the grouping.

GIVEN THE CURRENT MUNICIPAL MARKET, WHERE WERE YOU ABLE TO FIND VALUE?
One of the ways that we achieved such outstanding performance and created value for shareholders was by purchasing bonds priced at a discount to their par value. During the declining interest rate environment we experienced over the past year, these discount bonds appreciated in value. Shareholders were rewarded with income rates that were higher than those available in the current market, along with increased value in the underlying securities. In addition, we used our strong network of institutional investors to purchase bonds at competitive prices in the secondary market. We also found good value in new issuance within the transportation and health care sectors.

WHAT ARE YOUR KEY STRATEGIES FOR THE COMING YEAR?
To sustain this level of performance, we take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, one focus will be boosting the credit quality of the fund. As long as credit spreads remain tight, we will continue to take advantage of opportunities to purchase bonds with high credit quality at yields that are similar to bonds with lower ratings. We believe that if credit spreads widen, these high-quality issues will increase in value relative to lower-rated bonds.

_____
4

"Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand."


As part of our value investing approach, we will also continue to look for individual bonds that offer good long-term value with the potential for appreciating returns. Our thorough research helps us find investment quality bonds that offer the best values--such as bonds from specific regions and sectors that have the best potential for performance and appreciation. We plan to continue to search for bonds with pre-refunding potential, as well as those that we feel are undervalued by the market as a whole.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?
Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.

_____
5

Nuveen Flagship Pennsylvania
Municipal Bond Fund

PERFORMANCE OVERVIEW
As of November 30, 1997

FUND HIGHLIGHTS
------------------------------------------------------------------------------------------------------
SHARE CLASS                                    A                 B                 C                R
Inception Date                             10/86              2/97              2/94             2/97
Net Asset Value (NAV)                  $   10.56         $   10.58         $   10.56        $   10.56
CUSIP                                  67065L740         67065L732         67065L724        67065L716
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Total Net Assets ($000)                                                                      $128,887
Average Weighted Maturity (Years)                                                               22.24
Average Weighted Duration (Years)                                                                7.49
------------------------------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN/1/
------------------------------------------------------------------------------------------------------
SHARE CLASS             A(NAV)          A(OFFER)                 B                 C                R
1-Year                   7.92%             3.42%             7.35%             7.35%            8.12%
5-Year                   6.87%             5.97%             6.29%             6.29%            6.91%
10-Year                  8.40%             7.94%             7.92%             7.81%            8.42%
------------------------------------------------------------------------------------------------------

TAX-FREE YIELDS
------------------------------------------------------------------------------------------------------
SHARE CLASS             A(NAV)          A(OFFER)                 B                 C                R
Dist Rate                5.28%             5.06%             4.54%             4.77%            5.51%
SEC 30-Day Yld           4.65%             4.46%             3.90%             4.10%            4.85%
Taxable Equiv Yld/2/     6.94%             6.66%             5.82%             6.12%            7.24%
------------------------------------------------------------------------------------------------------

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC Yield and a combined federal and state income tax rate of 33%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

_____
6

                           [PIE CHART APPEARS HERE]
 Credit Quality


A                   25%
BBB/NR              22%
AA                   8%
AAA/Pre-refunded    45%





                           [BAR CHART APPEARS HERE]

Diversification

House (Single-family)        12%
Utilities                    12%
Tax Obligation (Limited)     11%
Tax Obligation (G.O.)        10%
Long-Term Care                7%
U.S. Guaranteed               7%
Transportation                6%
Other                         6%
Education/Civic Org.          4%
Energy                        3%
Water & Sewer                 3%
Health Care                  19%



Dividend History (A Shares)

0.04735
0.04904
0.0466
0.0466
0.0466
0.0466
0.0465
0.0465
0.0465
0.0465
0.0465
0.0465

______
7

                         PORTFOLIO OF INVESTMENTS (UNAUDITED)
                         NUVEEN FLAGSHIP PENNSYLVANIA

            PRINCIPAL                                                                     OPTIONAL CALL                       MARKET
               AMOUNT    DESCRIPTION                                                       PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                         CAPITAL GOODS -- 2.5%

       $    3,000,000    Delaware County, Pennsylvania, Industrial                          1/08 at 102             A  $   3,197,160
                           Development Authority, Revenue Refunding,
                           Resource Recovery Facility, Series A,
                           6.200%, 7/01/19
------------------------------------------------------------------------------------------------------------------------------------
                         EDUCATION AND CIVIC ORGANIZATIONS -- 4.2%

            3,000,000    Allegheny County, Pennsylvania, Higher Education                   2/06 at 102          Baa2      3,070,110
                           Building Authority, Robert Morris College,
                           Series A, 6.250%, 2/15/26

              750,000    Northeastern Pennsylvania Hospital and Education                   2/05 at 100           AAA        845,955
                           Authority, College Revenue, Guaranteed, Luzerne
                           County Community College, 6.625%, 8/15/15

              865,000    Union County Pennsylvania Higher Educational                       4/06 at 101           AAA        886,884
                           Facilities Financing Authority, University Revenue,
                           Bucknell University, 5.500%, 4/01/16

              600,000    Wilkes-Barre, Pennsylvania, General Municipal                     12/00 at 100           N/R        657,864
                           Authority, College Revenue, Misericordia College,
                           Series A, 7.750%, 12/01/12
------------------------------------------------------------------------------------------------------------------------------------
                         ENERGY -- 3.1%

            3,500,000    Pennsylvania Economic Development Financing                       No Opt. Call           BBB      4,055,555
                           Authority, Wastewater Treatment Revenue,
                           Sun Company Inc., R and M Project, Series A,
                           7.600%, 12/01/24
------------------------------------------------------------------------------------------------------------------------------------
                         FOREST AND PAPER PRODUCTS -- 1.8%

            2,000,000    Pennsylvania Economic Development Financing                       12/05 at 102          Baa2      2,328,340
                           Authority, Exempt Facilities Revenue, Macmillan
                           Limited Partnership Project, 7.600%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------
                         HEALTH CARE -- 18.9%

            1,525,000    Allegheny County, Pennsylvania, Hospital                          No Opt. Call            A-      1,800,506
                           Development Authority, Allegheny Valley Hospital,
                           Series Q, 7.000%, 8/01/15

              500,000    Clarion County, Pennsylvania, Hospital Authority,                  7/99 at 102           N/R        539,875
                           Hospital Revenue Refunding, Clarion Hospital
                           Project, 8.100%, 7/01/12

            1,320,000    Delaware County, Pennsylvania, Health Facilities,                 12/06 at 102          BBB+      1,355,350
                           Mercy Health Corporation Project,
                           6.000%, 12/15/26

            1,300,000    Doylestown, Pennsylvania, Hospital Authority, Hospital             7/04 at 102           AAA      1,236,911
                           Revenue Refunding, Series A, 5.000%, 7/01/23

_____
8

            PRINCIPAL                                                                     OPTIONAL CALL                       MARKET
               AMOUNT    DESCRIPTION                                                       PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                         HEALTH CARE -- CONTINUED

       $    1,585,000    Jeannette, Pennsylvania, Health Service Authority,                11/06 at 102          BBB+  $   1,635,688
                           Hospital Revenue Refunding, Jeannette District
                           Memorial Hospital, Series A, 6.000%, 11/01/18

            2,000,000    Monroeville, Pennsylvania, Hospital Authority,                    10/05 at 102            A-      2,102,560
                           Hospital Revenue Refunding, Forbes Health
                           System, 6.250%, 10/01/15

              500,000    Montgomery County, Pennsylvania, Higher Education                  2/00 at 100           AAA        536,655
                           and Health Authority, Hospital Revenue, Series A,
                           Holy Redeemer Hospital, 7.625%, 2/01/20

            1,000,000    Philadelphia, Pennsylvania, Authority for Industrial               7/03 at 102            AA        985,510
                           Development, Revenue Refunding, PGH
                           Development Corporation, 5.250%, 7/01/17

            1,985,000    Philadelphia, Pennsylvania, Hospitals and Higher                  11/02 at 102            A-      2,111,186
                           Education Facilities Authority, Hospital Revenue
                           Refunding, Chestnut Hill Hospital, 6.500%, 11/15/22

            4,000,000    Philadelphia, Pennsylvania, Hospitals and Higher                  11/03 at 102            A-      4,328,560
                           Education Facilities Authority, Hospital Revenue
                           Refunding, Temple University Hospital,
                           Series A, 6.625%, 11/15/23

            2,000,000    Philadelphia, Pennsylvania Hospitals & Higher                     No Opt. Call          BBB+      2,136,060
                           Education Facilities Authority, Hospital Revenue
                           Refunding, Pennsylvania Hospital, 6.250%, 7/01/06

            2,500,000    Philadelphia, Pennsylvania Hospitals and Higher                    7/07 at 102           BBB      2,539,350
                           Education Facilities Authority, Hospital Revenue
                           Refunding, Jeanes Hospital Project, 5.875%, 7/01/17

              500,000    Saint Mary Hospital Authority, Bucks County,                       7/02 at 102           AAA        545,270
                           Pennsylvania, Franciscan Health, St. Mary,
                           Series A, 6.500%, 7/01/12

              230,000    Sayre, Pennsylvania, Health Care Facilities Authority,             3/01 at 102           AAA        250,939
                           Guthrie Healthcare System, Series A,
                           7.100%, 3/01/17

              350,000    Washington County, Pennsylvania, Hospital Authority,               4/02 at 102            A3        379,708
                           Monongahela Valley Hospital Project,
                           6.750%, 12/01/08

            1,750,000    Westmoreland County, Pennsylvania, Industrial                      7/99 at 100          Baa2      1,788,692
                           Development Authority, Revenue Refunding,
                           Citizens General Hospital Project, Series A,
                           8.250%, 7/01/13

_____
9

                         PORTFOLIO OF INVESTMENTS (UNAUDITED)
                         NUVEEN FLAGSHIP PENNSYLVANIA - CONTINUED

          PRINCIPAL                                                                       OPTIONAL CALL                     MARKET
             AMOUNT      DESCRIPTION                                                        PROVISIONS*     RATINGS**        VALUE
----------------------------------------------------------------------------------------------------------------------------------
                         HOUSING/MULTIFAMILY -- 0.4%

       $    500,000      Bucks County, Pennsylvania, Redevelopment Authority,               2/02 at 100           AAA   $  522,255
                           Mortgage Revenue Refunding, Warminster Heights,
                           Series A, 6.875%, 8/01/23
----------------------------------------------------------------------------------------------------------------------------------
                         HOUSING/SINGLE FAMILY -- 11.2%

          1,670,000      Allegheny County, Pennsylvania, Residential Finance               No Opt. Call           Aaa      239,845
                           Authority, Mortgage Revenue, Single Family,
                           Series Z, 0.000%, 5/01/27

            300,000      Pennsylvania Housing Finance Agency, Single Family                10/99 at 102           AA+      317,700
                           Mortgage, Series S, 7.600%, 4/01/16

            140,000      Pennsylvania Housing Finance Agency, Single Family                4//01 at 102           AA+      148,858
                           Mortgage, Series 30, 7.300%, 10/01/17

            520,000      Pennsylvania Housing Finance Agency, Refunding,                   10/01 at 102           AA+      553,270
                           Series 1991, 7.150%, 4/01/15

          2,500,000      Pennsylvania Housing Finance Agency, Refunding,                   10/06 at 102           AA+    2,619,475
                           Single Family Mortgage, Series 50A,
                           6.000%, 10/01/13

          2,000,000      Pennsylvania Housing Finance Agency, Single Family                 4/06 at 102           AA+    2,109,000
                           Mortgage, Series 51, 6.375%, 4/01/28

          1,000,000      Pennsylvania Housing Finance Agency, Single Family                10/06 at 102           AA+    1,034,470
                           Mortgage, Series 53A, 6.050%, 4/01/18

          2,980,000      Pittsburgh Pennsylvania Urban Redevelopment                        8/05 at 102             A    3,107,455
                           Authority, Home Improvement Loan, Series A,
                           6.375%, 8/01/18

                         Pittsburgh, Pennsylvania, Urban Redevelopment
                         Authority, Mortgage Revenue, Series A:
          1,000,000        6.000%, 4/01/19                                                  4/06 at 102           AAA    1,033,370
          1,000,000        6.200%, 10/01/21                                                10/07 at 102           AAA    1,048,070
          1,060,000        6.625%, 4/01/22                                                  4/04 at 102           AAA    1,123,547

          1,000,000      Pittsburgh, Pennsylvania, Urban Redevelopment                      4/06 at 102           AAA    1,048,010
                           Authority, Mortgage Revenue, Series D,
                           6.250%, 10/01/17
----------------------------------------------------------------------------------------------------------------------------------
                         INDUSTRIAL/OTHER -- 1.5%

          1,650,000      Cambria County, Pennsylvania, Industrial Development               9/98 at 100            A1    1,684,336
                           Authority, Resource Recovery Revenue, Cambria
                           Cogen Project, Series F, 7.750%, 9/01/19

            250,000      Philadelphia, Pennsylvania, Authority for Industrial               5/02 at 102            A+      274,353
                           Development Revenues, National Board of
                           Medical Examiners Project, 6.750%, 5/01/12

_____
10

          PRINCIPAL                                                                       OPTIONAL CALL                     MARKET
             AMOUNT      DESCRIPTION                                                        PROVISIONS*     RATINGS**        VALUE
----------------------------------------------------------------------------------------------------------------------------------
                         LONG TERM CARE -- 6.5%

       $  2,990,000      Allegheny County, Pennsylvania, Residential Finance               10/05 at 100           AAA  $ 3,179,207
                           Authority, Mortgage Revenue, Ladies Grand Army
                           Republic Health Facility Project, Series G,
                           6.350%, 10/01/36

          2,000,000      Armstrong County, Pennsylvania, Hospital Authority,               12/01 at 100           AAA    2,135,380
                           Health Center Revenue Refunding, Canterbury Place
                           Project, 6.500%, 12/01/21

          1,000,000      Butler County, Pennsylvania, Industrial Development                6/03 at 102             A    1,018,890
                           Authority, Health Center Revenue, Crossover
                           Refunding, Sherwood Oaks Project, 5.750%, 6/01/16

          2,000,000      Montgomery County, Pennsylvania, Higher Education                  1/06 at 101           BBB    2,096,460
                           and Health Authority, Mortgage, Waverly Heights
                           Project, 6.375%, 1/01/26
----------------------------------------------------------------------------------------------------------------------------------
                           TAX OBLIGATION/GENERAL -- 9.3%

          2,850,000      Deer Lakes School District, Pennsylvania,                          1/04 at 100           AAA    3,139,987
                           6.350%, 1/15/14

          2,000,000      McKeesport, Pennsylvania, Area School District,                   10/06 at 100           AAA    2,211,340
                           Series A, 6.000%, 10/01/25

          2,195,000      Montour, Pennsylvania, School District, Series B,                 No Opt. Call           AAA      953,398
                           New School, 0.000%, 1/01/14

          1,000,000      Pennsylvania State, First Series, 5.375%, 5/15/16              5/06 at 101 1/2           AAA    1,015,300

          1,250,000      Puerto Rico Commonwealth, 5.400%, 7/01/25                      7/06 at 101 1/2             A    1,244,600

          1,500,000      Puerto Rico Commonwealth, Refunding, Public                    7/07 at 101 1/2             A    1,494,570
                           Improvement, 5.375%, 7/01/25

          2,000,000      Radnor Township, Pennsylvania, 5.250%, 11/01/26                    5/06 at 100           Aa2    1,976,440
----------------------------------------------------------------------------------------------------------------------------------
                           TAX OBLIGATION/LIMITED -- 10.9%

          1,500,000      Allegheny County, Pennsylvania, Hospital Development               6/02 at 102           BBB    1,618,485
                           Authority,Health and Education, Rehabilitation
                           Institute of Pittsburgh, 7.000%, 6/01/22

          1,500,000      Harrisburg, Pennsylvania, Authority, Pooled Bond                   4/06 at 102           AAA    1,539,510
                           Program, Series I, 5.625%, 4/01/19

          1,390,000      Pennsylvania Intergovernmental Coop Authority,                    No Opt. Call           AAA    1,611,691
                           Special Tax Revenue, Philadelphia Funding Program,
                           7.000%, 6/15/05

_____
11

                         PORTFOLIO OF INVESTMENTS (UNAUDITED)
                         NUVEEN FLAGSHIP PENNSYLVANIA - CONTINUED

          PRINCIPAL                                                                       OPTIONAL CALL                     MARKET
             AMOUNT      DESCRIPTION                                                        PROVISIONS*     RATINGS**        VALUE
----------------------------------------------------------------------------------------------------------------------------------
                         TAX OBLIGATION/LIMITED -- CONTINUED

                         Puerto Rico Commonwealth, Highway and
                         Transportation Authority, Highway Revenue,Series Y:
       $  1,700,000        5.500%, 7/01/26                                              7/06 at 101 1/2             A  $ 1,710,761
          4,500,000        5.500%, 7/01/36                                                  7/16 at 100             A    4,568,040

          3,000,000      Southeastern Pennsylvania Transportation Authority,                3/07 at 102           AAA    3,003,510
                           Pennsylvania, Special Revenue, 5.375%, 3/01/22
----------------------------------------------------------------------------------------------------------------------------------
                         TRANSPORTATION -- 5.7%

          2,300,000      Allegheny County, Pennsylvania, Airport Revenue                    1/08 at 101           AAA    2,286,614
                           Refunding, Pittsburgh International Airport, Series A,
                           5.250%, 1/01/16

          1,550,000      Pennsylvania State Turnpike Commission, Turnpike                  12/02 at 102           AAA    1,571,561
                           Revenue, Series O, Refunding, 5.500%, 12/01/17

          3,500,000      Philadelphia, Pennsylvania, Airport Revenue,                       6/07 at 102           AAA    3,459,155
                           Philadelphia Airport System, Series B,
                           5.400%, 6/15/27
----------------------------------------------------------------------------------------------------------------------------------
                         U.S.GUARANTEED -- 6.5%

            200,000      Allegheny County, Pennsylvania, Hospital Development              10/01 at 100          BBB+      219,758
                           Authority, St. Margaret Memorial Hospital,
                           7.125%, 10/01/21 (Pre-refunded to 10/01/01)

          1,000,000      Bucks County, Pennsylvania, Community College                      6/02 at 100         AA***    1,078,670
                           Authority, College Building Revenue Refunding,
                           6.250%, 6/15/14 (Pre-refunded to 6/15/02)

            200,000      Butler County, Pennsylvania, Hospital Authority,                   6/01 at 102           AAA      221,168
                           Hospital Revenue, North Hills, Passavant Hospital,
                           Series A, 7.000%, 6/01/22 (Pre-refunded to 6/01/01)

          1,500,000      Pennsylvania Intergovernmental Coop Authority,                     6/05 at 100           AAA    1,739,235
                           Special Tax Revenue, Philadelphia Funding Program,
                           7.000%, 6/15/14 (Pre-refunded to 6/15/05)

            500,000      Pennsylvania State Higher Educational Facilities                  10/98 at 102        N/R***      527,905
                           Authority, College and University Revenues,
                           Lycoming College, 8.375%, 10/01/18
                           (Pre-refunded to 10/01/98)

            700,000      Pennsylvania State Higher Educational Facilities                   1/98 at 102           AAA      716,583
                           Authority, Hospital Revenue, Thomas Jefferson
                           University, 8.000%, 1/01/18
                           (Pre-refunded to 1/01/98)

            650,000      Philadelphia, Pennsylvania, Gas Works Revenue,                    No Opt. Call           AAA      782,373
                           Twelfth Series, B, 7.000%, 5/15/20

_____
12

          PRINCIPAL                                                                       OPTIONAL CALL                     MARKET
             AMOUNT      DESCRIPTION                                                        PROVISIONS*     RATINGS**        VALUE
----------------------------------------------------------------------------------------------------------------------------------
                         U.S.GUARANTEED -- CONTINUED

                         Philadelphia, Pennsylvania, Municipal Authority,
                         Revenue Refunding:
       $    150,000        7.800%, 4/01/18 (Pre-refunded to 4/01/98)                        4/98 at 102           AAA  $   154,991
          1,450,000        7.800%, 4/01/18 (Pre-refunded to 4/01/00)                        4/00 at 100           AAA    1,569,698

            935,000      West View, Pennsylvania, Municipal Authority, Special             No Opt. Call           AAA    1,345,400
                           Obligation, Refunding, Series A, 9.500%, 11/15/14
----------------------------------------------------------------------------------------------------------------------------------
                         UTILITIES -- 11.4%

            153,000      Allegheny County, Pennsylvania, Industrial                        No Opt. Call           N/R      154,685
                           Development Authority, Solid Waste Disposal
                           Revenue, Conversion System Inc. Project,
                           8.000%, 3/01/98

          2,000,000      Cambria County, Pennsylvania, Industrial Development              11/05 at 102           AAA    2,087,300
                           Authority, Pollution Control Revenue Refunding,
                           Pennsylvania Electric Company Project, Series A,
                           5.800%, 11/01/20

            800,000      Greater Lebanon Refuse Authority, Pennsylvania,                   11/02 at 100            A-      859,560
                           Solid Waste Revenue Refunding, 7.000%, 11/15/04

          1,500,000      Lawrence County, Pennsylvania, Industrial Development              9/01 at 102          Baa2    1,613,820
                           Authority, Pollution Control Revenue Refunding,
                           Pennsylvania Power Company, New Castle Project,
                           Series A, 7.150%, 3/01/17

                         Lehigh County, Pennsylvania, Industrial Development
                         Authority, Pollution Control Revenue Refunding,
                         Pennsylvania Power and Light Company Project,
                         Series A:
          1,610,000        6.400%, 11/01/21                                                11/02 at 102           AAA    1,765,075
            550,000        6.150%, 8/01/29                                                  8/05 at 102           AAA      592,317

            950,000      Luzerne County, Pennsylvania, Industrial Development              12/02 at 102            A-    1,042,654
                           Authority, Exempt Facilities Revenue, Pennsylvania
                           Gas and Water Company Project, Series B,
                           7.125%, 12/01/22

          1,500,000      Luzerne County, Pennsylvania, Industrial Development              12/04 at 102           AAA    1,693,890
                           Authority, Exempt Facilities Revenue Refunding,
                           Pennsylvania Gas and Water Company Project,
                           Series A, 7.000%, 12/01/17

          1,000,000      Northampton County, Pennsylvania, Industrial                       7/05 at 102           AAA    1,076,070
                           Development Authority, Revenue Refunding,
                           Pollution Control, Metropolitan Edison, Series A,
                           6.100%, 7/15/21

_____
13

PORTFOLIO OF INVESTMENTS (UNAUDITED)
NUVEEN FLAGSHIP PENNSYLVANIA - CONTINUED

            PRINCIPAL                                                                     OPTIONAL CALL                       MARKET
               AMOUNT    DESCRIPTION                                                      PROVISIONS*       RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                         UTILITIES -- CONTINUED

                         Philadelphia,Pennsylvania, Gas Works,Revenue
                         Refunding, Fourteenth, Series A:
       $    2,000,000      6.375%, 7/01/14                                                7/03 at 102             AAA  $   2,187,580
            1,400,000      6.375%, 7/01/26                                                7/03 at 102            Baa1      1,484,014
------------------------------------------------------------------------------------------------------------------------------------
                         WATER AND SEWER -- 3.2%

            2,000,000    Allegheny County, Pennsylvania, Sanitation Authority             12/07 at 102            AAA      2,002,620
                           Sewer Revenue, 5.375%, 12/01/24

            1,185,000    Pittsburgh, Pennsylvania, Water and Sewer Authority,             9/05 at 100             AAA      1,224,543
                           Water and Sewer System Revenue, Series B,
                           5.750%, 9/01/25

              890,000    South Wayne County Water and  Sewer Authority,                   4/02 at 102             N/R       952,629
                           Pennsylvania, Revenue Refunding, Sewer,
                           8.200%, 4/15/13
------------------------------------------------------------------------------------------------------------------------------------
       $  120,878,000    Total Investments -- (cost $116,508,135) -- 97.1%                                               125,106,139
------------------------------------------------------------------------------------------------------------------------------------
                         TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES -- 0.8%

       $    1,000,000    Philadelphia, Pennsylvania, Hospitals and Higher                                        A-1+      1,000,000
---------------------
                           Education Facilities Authority, Hospital Revenue
                           (Children's Hospital of Philadelphia Project),
                           1992 Series B, Variable Rate Demand Bonds,
                           4.100%, 3/01/27+
                         -----------------------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities -- 2.1%                                                             2,780,752
                         -----------------------------------------------------------------------------------------------------------
                         Net Assets -- 100%                                                                            $ 128,886,891
                         -----------------------------------------------------------------------------------------------------------

                         * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                         ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                         *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                         N/R - Investment is not rated.

                         + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

_____
14

STATEMENT OF NET ASSETS (UNAUDITED)
NOVEMBER 30, 1997

                                                                                        NUVEEN FLAGSHIP
                                                                                           PENNSYLVANIA
-------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)                              $125,106,139
Temporary investments in short-term municipal securities, at
   amortized cost, which approximates market value (note 1)                                   1,000,000
Cash                                                                                            558,833
Receivables:
   Interest                                                                                   2,315,735
   Investments sold                                                                             412,000
   Shares sold                                                                                  171,214
Other assets                                                                                      2,752
-------------------------------------------------------------------------------------------------------
   Total assets                                                                             129,566,673
=======================================================================================================
LIABILITIES
Payable for shares redeemed                                                                      56,147
Accrued expenses:
   Management fees (note 6)                                                                      22,282
   12b-1 distribution and service fees (notes 1 and 6)                                           14,572
   Other                                                                                         13,646
Dividends payable                                                                               573,135
-------------------------------------------------------------------------------------------------------
   Total liabilities                                                                            679,782
=======================================================================================================
Net assets (note 7)                                                                        $128,886,891
=======================================================================================================
CLASS A SHARES (NOTE 1)
Net assets                                                                                 $ 60,725,275
Shares outstanding                                                                            5,748,270
Net asset value and redemption price per share                                             $      10.56
Offering price per share (net asset value per share plus maximum sales
   charge of 4.20% of offering price)                                                      $      11.02
=======================================================================================================
CLASS B SHARES (NOTE 1)
Net assets                                                                                 $    925,817
Shares outstanding                                                                               87,468
Net asset value, offering and redemption price per share                                   $      10.58
=======================================================================================================
CLASS C SHARES (NOTE 1)
Net assets                                                                                 $  6,943,274
Shares outstanding                                                                              657,613
Net asset value, offering and redemption price per share                                   $      10.56
=======================================================================================================
CLASS R SHARES (NOTE 1)
Net assets                                                                                 $ 60,292,525
Shares outstanding                                                                            5,708,174
Net asset value, offering and redemption price per share                                   $      10.56
=======================================================================================================

_____                           See accompanying notes to financial statements.
15

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED NOVEMBER 30, 1997

                                                                                        Nuveen Flagship
                                                                                           Pennsylvania
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                                          $3,726,412
-------------------------------------------------------------------------------------------------------

EXPENSES
Management fees (note 6)                                                                        343,340
12b-1 service fees -- Class A (notes 1 and 6)                                                    58,590
12b-1 distribution and service fees -- Class B (notes 1 and 6)                                    2,413
12b-1 distribution and service fees -- Class C (notes 1 and 6)                                   24,932
Shareholders' servicing agent fees and expenses                                                  71,169
Custodian's fees and expenses                                                                    26,744
Trustees' fees and expenses (note 6)                                                              1,230
Professional fees                                                                                 7,693
Shareholders' reports -- printing and mailing expenses                                           22,546
Federal and state registration fees                                                               2,200
Other expenses                                                                                    1,255
-------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                                     562,112
   Expense reimbursement (note 6)                                                              (206,789)
-------------------------------------------------------------------------------------------------------
Net expenses                                                                                    355,323
-------------------------------------------------------------------------------------------------------
Net investment income                                                                         3,371,089
-------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and 4)                                  379,024
Net change in unrealized appreciation or depreciation of investments                          3,303,069
-------------------------------------------------------------------------------------------------------
Net gain from investments                                                                     3,682,093
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                   $7,053,182
-------------------------------------------------------------------------------------------------------

_____                           See accompanying notes to financial statements.
16

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                     Nuveen Flagship Pennsylvania
                                                                    ----------------------------------
                                                                    Six months ended        Year ended
                                                                            11/30/97          5/31/97*
------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                   $  3,371,089      $  4,041,330
Net realized gain from investment transactions
   (notes 1 and 4)                                                           379,024            46,769
Net change in unrealized appreciation or depreciation
   of investments                                                          3,303,069         1,490,845
------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                 7,053,182         5,578,944
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Class A                                                                (1,557,594)       (2,665,076)
   Class B                                                                   (11,187)           (1,816)
   Class C                                                                  (159,634)         (264,780)
   Class R                                                                (1,640,446)       (1,082,438)
------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                 (3,368,861)       (4,014,110)
------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from shares issued in the reorganization
   of Nuveen Pennsylvania (note 1)                                                --        68,634,295
Net proceeds from shares issued as a capital contribution                         --            33,360
Net proceeds from sale of shares                                           8,598,982         7,311,629
Net proceeds from shares issued to shareholders
   due to reinvestment of distributions                                    2,105,054         1,622,041
------------------------------------------------------------------------------------------------------
                                                                          10,704,036        77,601,325
------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                   (5,100,016)       (8,401,239)
------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                    5,604,020        69,200,086
------------------------------------------------------------------------------------------------------
Net increase in net assets                                                 9,288,341        70,764,920
Net assets at the beginning of period                                    119,598,550        48,833,630
------------------------------------------------------------------------------------------------------
Net assets at the end of period                                         $128,886,891      $119,598,550
------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end of period         $     29,448      $     27,220
------------------------------------------------------------------------------------------------------

* Information represents eight months of Flagship Pennsylvania and Four months of Nuveen Flagship Pennsylvania (see note 1).

_____                         See accompanying notes to financial statements.
17

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Pennsylvania Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Pennsylvania Triple Tax Exempt Fund ("Flagship Pennsylvania") and Nuveen Pennsylvania Tax-Free Value Fund ("Nuveen Pennsylvania") reorganized into Nuveen Flagship Pennsylvania Municipal Bond Fund ("Nuveen Flagship Pennsylvania"). Prior to the reorganization, Flagship Pennsylvania was a sub-trust of the Flagship Tax Exempt Funds Trust, while Nuveen Pennsylvania was a series of the Nuveen Multistate Tax-Free Trust. Nuveen Pennsylvania had a fiscal year end of January 31 prior to being reorganized into Nuveen Flagship Pennsylvania which has retained the fiscal year end of Flagship Pennsylvania.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Fund had no such outstanding purchase commitments.

_____
18

INTEREST INCOME
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

INCOME TAXES
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Pennsylvania state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

FLEXIBLE SALES CHARGE PROGRAM
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

_____
19

DERIVATIVE FINANCIAL INSTRUMENTS
The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.

EXPENSE ALLOCATION
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

_____
20

2. FUND SHARES
Transactions in Fund shares were as follows:

                                                              SIX MONTHS ENDED 11/30/97               YEAR ENDED 5/31/97*
                                                            ----------------------------------------------------------------
                                                              SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares issued in the  reorganization
    of Nuveen Pennsylvania:
    Class A                                                      --          $      --          1,011,604        $10,326,580
    Class B                                                      --                 --                 --                 --
    Class C                                                      --                 --            101,246          1,033,183
    Class R                                                      --                 --          5,610,682         57,274,532

Shares issued as a capital
    contribution:
    Class A                                                      --                 --                817              8,340
    Class B                                                      --                 --                817              8,340
    Class C                                                      --                 --                817              8,340
    Class R                                                      --                 --                817              8,340

Shares sold:
    Class A                                                 451,240          4,712,713            390,922          3,976,377
    Class B                                                  64,685            678,152             21,356            217,925
    Class C                                                  66,288            692,102            168,084          1,709,951
    Class R                                                 241,109          2,516,015            137,689          1,407,376

Shares issued to shareholders
    due to reinvestment
    of distributions:
    Class A                                                  88,485            918,993             96,590            980,201
    Class B                                                     537              5,631                 73                740
    Class C                                                  13,209            136,900             13,846            140,564
    Class R                                                 100,066          1,043,530             49,269            500,536
----------------------------------------------------------------------------------------------------------------------------
                                                          1,025,619         10,704,036          7,604,629         77,601,325
----------------------------------------------------------------------------------------------------------------------------

Shares redeemed:
    Class A                                                (220,443)        (2,302,377)          (512,221)        (5,199,195)
    Class B                                                      --                 --                 --                 --
    Class C                                                 (38,527)          (401,403)          (111,867)        (1,144,394)
    Class R                                                (229,369)        (2,396,236)          (202,089)        (2,057,650)
----------------------------------------------------------------------------------------------------------------------------
                                                           (488,339)        (5,100,016)          (826,177)        (8,401,239)
----------------------------------------------------------------------------------------------------------------------------
Net increase                                                537,280        $ 5,604,020          6,778,452        $69,200,086
============================================================================================================================

* Information represents eight months of Flagship Pennsylvania and four months of Nuveen Flagship Pennsylvania (see note 1).

_____
21

3. DISTRIBUTIONS TO SHAREHOLDERS
On December 9, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:

-------------------------------------------------------------
Dividend per share:
    Class A                                            $.0465
    Class B                                             .0400
    Class C                                             .0420
    Class R                                             .0485
-------------------------------------------------------------

At the same time, the Fund also declared taxable distributions, which includes capital gains and/or taxable market discount, of $.0217 per share.

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $13,717,293 and $10,517,564, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $6,150,000 and $5,150,000, respectively.

At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund's last fiscal year end, the Fund had unused capital loss carryforwards of $142,820 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $46,943 of the carryforwards will expire in the year 2003 and $95,877 will expire in the year 2004.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At November 30, 1997, net unrealized appreciation aggregated $8,598,004, all of which related to appreciated securities.

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

AVERAGE DAILY NET ASSET VALUE                          MANAGEMENT FEE
---------------------------------------------------------------------
For the first $125 million                                .5500 of 1%
For the next $125 million                                 .5375 of 1
For the next $250 million                                 .5250 of 1
For the next $500 million                                 .5125 of 1
For the next $1 billion                                   .5000 of 1
For net assets over $2 billion                            .4750 of 1
---------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation

_____
22
directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $122,600 of which approximately $105,100 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $30,200 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $10,200 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $1,100 of CDSC on share redemptions during the six months ended November 30, 1997.

7. COMPOSITION OF NET ASSETS
At November 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                     $120,029,135
Balance of undistributed net investment income                            29,448
Accumulated net realized gain from investment transactions               230,304
Net unrealized appreciation of investments                             8,598,004
--------------------------------------------------------------------------------
Net assets                                                          $128,886,891
================================================================================

_____
23

          FINANCIAL HIGHLIGHTS (UNAUDITED)


          Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                    OPERATING PERFORMANCE              LESS DISTRIBUTIONS
                                          ---------------------              ------------------



                                                                  NET
NUVEEN FLAGSHIP PENNSYLVANIA**         NET               REALIZED AND       DIVIDENDS                         NET         TOTAL
                                     ASSET                 UNREALIZED       FROM TAX-                       ASSET        RETURN
                                     VALUE          NET   GAIN (LOSS)      EXEMPT NET   DISTRIBUTIONS       VALUE        ON NET
YEAR ENDING                      BEGINNING   INVESTMENT          FROM      INVESTMENT    FROM CAPITAL      END OF        ASSETS
MAY 31,                          OF PERIOD   INCOME (B)   INVESTMENTS          INCOME           GAINS      PERIOD     VALUE (A)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A (10/86)
  1998 (d)                        $  10.25       $  .28        $  .31        $   (.28)        $    --  $   $10.56          5.80%
  1997                               10.00          .57           .25            (.57)             --       10.25          8.37
  1996                               10.21          .59          (.20)           (.60)             --       10.00          3.83
  1995                               10.06          .60           .16            (.61)             --       10.21          7.90
  1994                               10.38          .61          (.32)           (.61)             --       10.06          2.70
  1993                                9.90          .62           .47            (.61)             --       10.38         11.34
  1992                                9.60          .63           .30            (.63)             --        9.90          9.98
  1991                                9.39          .62           .22            (.63)             --        9.60          9.26
  1990                                9.49          .63          (.10)           (.63)             --        9.39          5.70
  1989                                9.01          .64           .48            (.64)             --        9.49         12.79
  1988                                8.83          .65           .18            (.65)             --        9.01          9.70

CLASS B (2/97)
  1998 (d)                           10.27          .24           .31            (.24)             --       10.58          5.40
  1997 (c)                           10.21          .16           .06            (.16)             --       10.27          2.18

CLASS C (2/94)
  1998 (d)                           10.25          .25           .31            (.25)             --       10.56          5.53
  1997                                9.99          .51           .26            (.51)             --       10.25          7.88
  1996                               10.21          .53          (.21)           (.54)             --        9.99          3.16
  1995                               10.06          .54           .16            (.55)             --       10.21          7.31
  1994 (c)                           10.71          .16          (.64)           (.17)             --       10.06        (13.46)

CLASS R (2/97)
  1998 (d)                           10.25          .29           .31            (.29)             --       10.56          5.92
  1997 (c)                           10.21          .20           .03            (.19)             --       10.25          2.31
--------------------------------------------------------------------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Pennsylvania.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(c)  From commencement of class operations as noted.
(d)  For the six months ending November 30, 1997.

_____
24

                                       RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
                                          RATIO                                 RATIO
                                         OF NET                                OF NET
                      RATIO OF       INVESTMENT          RATIO OF          INVESTMENT
                      EXPENSES        INCOME TO          EXPENSES           INCOME TO
                    TO AVERAGE          AVERAGE        TO AVERAGE             AVERAGE
                    NET ASSETS       NET ASSETS        NET ASSETS          NET ASSETS
    NET ASSETS          BEFORE           BEFORE             AFTER               AFTER          PORTFOLIO
 END OF PERIOD      REIMBURSE-       REIMBURSE-        REIMBURSE-          REIMBURSE-           TURNOVER
 (IN THOUSANDS)           MENT             MENT              MENT            MENT (B)               RATE
---------------------------------------------------------------------------------------------------------
       $60,725             .96%*           5.01%*             .63%*              5.34%*                9%
        55,667            1.09             5.22               .70                5.61                 46
        44,392            1.13             5.42               .79                5.76                 65
        42,600            1.29             5.68               .89                6.08                 50
        42,226            1.17             5.55               .91                5.80                 21
        40,705            1.32             5.67               .92                6.07                 23
        36,917            1.31             5.99               .83                6.47                 41
        35,408            1.29             6.25               .91                6.63                 23
        35,632            1.29             6.28               .92                6.65                 30
        33,476            1.35             6.47               .98                6.84                 23
        33,838            1.22             6.78               .72                7.28                 52

           926            1.72*            4.26*             1.38*               4.60*                 9
           229            1.72*            4.47*             1.35*               4.84*                46

         6,943            1.51*            4.46*             1.18*               4.79*                 9
         6,320            1.63             4.68              1.25                5.06                 46
         4,442            1.34             5.19              1.68                4.85                 65
         3,118            1.39             5.50              1.84                5.05                 50
         1,697            1.41*            4.91*             1.68*               4.64*                21

        60,293             .76*            5.21*              .43*               5.54*                 9
        57,383             .77*            5.45*              .39*               5.83*                46
---------------------------------------------------------------------------------------------------------

_____
25

ADDITIONAL INVESTMENT OPPORTUNITIES

NUVEEN FAMILY OF MUTUAL FUNDS

Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH FUND

Nuveen Rittenhouse Growth Fund
Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate
Limited Term

STATE FUNDS
Alabama          Michigan
Arizona          Missouri
California       New Jersey
Colorado         New Mexico
Connecticut      New York
Florida          North Carolina
Georgia          Ohio
Kansas           Pennsylvania
Kentucky         South Carolina
Louisiana        Tennessee
Maryland         Virginia
Massachusetts    Wisconsin

To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 225-8530.

_____
26

FUND INFORMATION


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

TRANSFER AGENT AND
SHAREHOLDER SERVICES
Boston Financial Data Service
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

LEGAL COUNSEL
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
Chicago, Illinois

_____
27

SERVING INVESTORS
FOR GENERATIONS


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 225-8530
WWW.nuveen.com

NUVEEN

MUNICIPAL BONDS FUNDS

NOVEMBER 30, 1997

SEMIANNUAL REPORT

[PHOTO APPEARS HERE]

DEPENDABLE, TAX-FREE INCOME TO HELP
YOU KEEP MORE OF WHAT YOU EARN.


VIRGINIA

CONTENTS


 1  DEAR SHAREHOLDER

 3  ANSWERING YOUR QUESTIONS

 6  PERFORMANCE OVERVIEW

 8  PORTFOLIO OF INVESTMENTS

18  STATEMENT OF NET ASSETS

19  STATEMENT OF OPERATIONS

20  STATEMENT OF CHANGES IN NET ASSETS

21  NOTES TO FINANCIAL STATEMENTS

28  FINANCIAL HIGHLIGHTS

30  ADDITIONAL INVESTMENT OPPORTUNITIES

31  FUND INFORMATION

DEAR SHAREHOLDER

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Wealth takes a lifetime to build. Once achieved, it should be preserved.

It's a pleasure to share with you the Nuveen Flagship Virginia Municipal Bond Fund's outstanding performance record for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the fund's portfolio of municipal bonds. As of November 30, 1997, Class A shareholders were receiving a current yield on net asset value of 4.76%. To match this yield, investors in the 35% combined federal and state income tax bracket would have had to earn at least 7.32% on taxable alternatives.

During this same period, the fund provided Class A shareholders with a competitive total return on net asset value of 7.64% with income reinvested, outpacing the average return of 6.94% for its peer group, the Virginia municipal bond fund category. You will find additional details on the fund's performance on pages 6-7.

THE YEAR IN REVIEW
Over the past year, U.S. investors have benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan. Still, falling commodity prices kept producer prices in check, while

_____
1

"The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation."

low import prices--due in part to the weakness in Asian markets--limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

HELPING YOU BUILD A BETTER PORTFOLIO
The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,

/s/ Timothy R. Schwertfeger

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

January 15, 1998

_____
2

ANSWERING YOUR QUESTIONS

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, managing director of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected the performance of the fund over the past year.

WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE PERFORMANCE OF MUNICIPAL BONDS OVER THE PAST YEAR?
Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation, and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. The strong total returns produced in this environment were somewhat muted by a heavy supply of newly issued bonds that temporarily reduced bond prices. The increased supply worked to our advantage, however, as it expanded opportunities to find value in the marketplace.

HOW HAS THE FUND PERFORMED DURING THIS PERIOD?
As Tim mentioned in his letter to shareholders, the fund performed well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the fund was 7.64%, which compares favorably with the one-year average return of 6.94% for the peer group of Virginia municipal bond funds tracked by Lipper Analytical Services--a 70 basis point difference. Once again, this fund was one of the top performers in its category, ranking fourth among the 32 municipal bond funds in the grouping.

_____
3

"Shareholders were rewarded with income rates that were higher than those available in the current market, along with increased value in the underlying securities."

GIVEN THE CURRENT MUNICIPAL MARKET, WHERE WERE YOU ABLE TO FIND VALUE?
One of the ways that we achieved such outstanding performance and created value for shareholders was by purchasing bonds priced at a discount to their par value. During the declining interest rate environment we experienced over the past year, these discount bonds appreciated in value. Shareholders were rewarded with income rates that were higher than those available in the current market, along with increased value in the underlying securities. This level of price appreciation allowed us to maintain strong dividends as interest rates fell during the year.

In addition, we used our strong network of institutional investors to purchase bonds at competitive prices in the secondary market. The limited supply of new issuance in the state can sometimes be problematic, so we found value in the secondary market during this lean issuance period. However, we did uncover good value in some new issuance within the transportation and health care sectors.

WHAT ARE YOUR KEY STRATEGIES FOR THE COMING YEAR?
To sustain this level of performance, we take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, one focus will be boosting the credit quality of the fund. As long as credit spreads remain tight, we will continue to take advantage of opportunities to purchase bonds with high credit quality at yields that are similar to bonds with lower ratings. We believe that if credit spreads widen, these high-quality issues will increase in value relative to lower-rated bonds.

_____
4

"Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand."

In addition to credit quality, we will also strive to improve the call protection of the fund. By purchasing non-callable bonds and/or bonds with longer call protection, we ensure that the fund's income stream will be more stable and that it will be less susceptible to changes in interest rates.

As part of our value investing approach, we will also continue to look for individual bonds that offer good long-term value with the potential for appreciating returns. Our thorough research helps us find investment quality bonds that offer the best values--such as bonds from specific regions and sectors that have the best potential for performance and appreciation. We plan to continue to search for bonds with pre-refunding potential, as well as those that we feel are undervalued by the market as a whole.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?
Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.

_____
5

Nuveen Flagship Virginia
Municipal Bond Fund

PERFORMANCE OVERVIEW

As of November 30, 1997

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
SHARE CLASS                      A             B              C               R
Inception Date                3/86          2/97          10/93            2/97

Net Asset Value (NAV)       $10.95        $10.95         $10.95          $10.95

CUSIP                    67065L690     67065L682      67065L674       67065L666
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $200,352
 ................................................................................
Average Weighted Maturity (Years)                                          21.13
 ................................................................................
Average Weighted Duration (Years)                                           6.38
--------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURN/1/
--------------------------------------------------------------------------------
Share Class           A(NAV)      A(Offer)            B            C           R
1-Year                7.64%         3.12%         6.89%        7.05%       7.83%
 ................................................................................
5-Year                7.03%         6.12%         6.42%        6.44%       7.07%
 ................................................................................
10-Year               8.54%         8.08%         8.06%        7.94%       8.56%
--------------------------------------------------------------------------------
TAX-FREE YIELDS
--------------------------------------------------------------------------------
Share Class           A(NAV)      A(Offer)            B            C           R
Dist Rate             5.21%         4.99%         4.49%        4.66%       5.42%
 ................................................................................
SEC 30-Day Yld        4.76%         4.56%         4.02%        4.21%       4.97%
 ................................................................................
Taxable Equiv Yld/2/  7.32%         7.02%         6.18%        6.48%       7.65%
--------------------------------------------------------------------------------


1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC Yield and a combined federal and state income tax rate of 35%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

_____
6

Credit Quality

                           [PIE CHART APPEARS HERE]

A                                  29%
AA                                 29%
BBB/NR                             14%
AAA/Pre-refunded                   28%


Diversification

                           [PIE CHART APPEARS HERE]

Health Care                            18%
Tax Obligation (Limited)               15%
Education/Civic Org.                   12%
Water & Sewer                          11%
Transportation                          8%
Tax Obligation (G.O.)                   7%
Housing (Single-Family)                 6%
Other                                   5%
Forest/Paper Products                   5%
Housing (Multi-Family)                  4%
Utilities                               5%
U.S. Guaranteed                         4%


Dividend History (A Shares)

                           [BAR CHART APPEARS HERE]

0.04836                          December  1996
0.05005                          January   1997
0.0476                           February  1997
0.0476                           March     1997
0.0476                           April     1997
0.0476                           May       1997
0.0475                           June      1997
0.0475                           July      1997
0.0475                           August    1997
0.0475                           September 1997
0.0475                           October   1997
0.0475                           November  1997

_____
7

                    PORTFOLIO OF INVESTMENTS (UNAUDITED)
                    NUVEEN FLAGSHIP VIRGINIA

      PRINCIPAL                                                                OPTIONAL CALL                        MARKET
         AMOUNT     DESCRIPTION                                                  PROVISIONS*      RATINGS**          VALUE
--------------------------------------------------------------------------------------------------------------------------
                    CAPITAL GOODS -- 1.0%

     $2,000,000     Henrico County, Virginia, Industrial Development              No Opt. Call          A       $2,043,420
                      Authority, Solid Waste, Browning Ferris, Series A,
                      5.450%, 1/01/14
--------------------------------------------------------------------------------------------------------------------------
                    CONSUMER STAPLES -- 0.8%

      1,500,000     James County, Virginia, Industrial Development                 4/07 at 101         A+        1,572,900
                      Authority, Sewer and Solid Waste Disposal Facilities
                      Revenue, Anheuser Busch Project, 6.000%, 4/01/32
--------------------------------------------------------------------------------------------------------------------------
                    EDUCATION AND CIVIC ORGANIZATIONS -- 11.5%

      1,000,000     Arlington County, Virginia, Industrial Development             7/07 at 102        Aa1        1,017,150
                      Authority, Headquarters Facility Revenue, The Nature
                      Conservancy, Series A, 5.450%, 7/01/27

        500,000     Hampton Roads, Virginia, Medical College General              11/01 at 102         A-          540,040
                      Revenue, Series A, 6.875%, 11/15/16

                    Loudoun County, Virginia, Industrial Development
                      Authority, University Facilities Revenue, George
                      Washington University:
        500,000       6.250%, 5/15/12                                              5/02 at 102         A1          528,780
      2,225,000       6.250%, 5/15/22                                              5/02 at 102         A1        2,344,327

      1,250,000     Rockingham County, Virginia, Industrial Development           10/03 at 102       Baa3        1,271,750
                      Authority, Bridgewater College, 6.000%, 10/01/23

                    Staunton, Virginia, Industrial Development Authority,
                    Educational Facilities Revenue, Mary Baldwin College:
        350,000       5.900%, 11/01/03                                            No Opt. Call        N/R          353,199
        370,000       6.000%, 11/01/04                                            No Opt. Call        N/R          373,837

      2,000,000     University Virginia, University Revenues, Series B,            6/03 at 102        AA+        2,012,880
                      5.375%, 6/01/20

        800,000     Virginia College Building Authority, Educational               5/02 at 102         A-          864,184
                    Facilities Revenue, Randolph Macon College Project,
                      6.625%, 5/01/13

                    Virginia College Building Authority, Educational
                    Facilities Revenue, Marymount University Project:
      1,000,000       7.000%, 7/01/12                                              7/02 at 102       BBB-        1,079,890
      1,400,000       7.000%, 7/01/22                                              7/02 at 102       BBB-        1,501,206

      2,000,000     Virginia College Building Authority, Educational              10/02 at 102       BBB+        2,134,580
                      Facilities Revenue, Roanoke College Project,
                      6.625%, 10/15/12

      3,250,000     Virginia College Building Authority, Educational               4/03 at 102         A+        3,367,715
                      Facilities Revenue, Hampton University Project,
                      5.750%, 4/01/14

___
8

      PRINCIPAL                                                                        OPTIONAL CALL                      MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**        VALUE
--------------------------------------------------------------------------------------------------------------------------------
                    EDUCATION AND CIVIC ORGANIZATIONS -- CONTINUED

                    Virginia College Building Authority, Educational Facilities
                    Revenue, Washington and Lee University Project:
     $  750,000       6.400%, 1/01/12                                                    1/02 at 102           AA     $  808,740
      1,000,000       5.750%, 1/01/14                                                    1/04 at 102           AA      1,034,560
      1,000,000       5.800%, 1/01/24                                                    1/04 at 102           AA      1,038,500

                    Winchester, Virginia, Industrial Development Authority,
                    Educational Facilities Revenue, 1st Mortgage,
                    Shenandoah University Project:
      1,800,000       6.700%, 10/01/14                                                  10/04 at 102           AA      1,987,956
        775,000       6.750%, 10/01/19                                                  10/04 at 102           AA        858,995
--------------------------------------------------------------------------------------------------------------------------------
                    FOREST AND PAPER PRODUCTS -- 4.6%

      2,000,000     Covington, Alleghany County, Virginia, Industrial                    9/04 at 102           A1      2,223,420
                      Development Authority, Pollution Control Revenue,
                      Westvaco Corporation Project, 6.650%, 9/01/18

                    Isle Wight County, Virginia, Industrial Development
                    Authority, Solid Waste Disposal Facilities Revenue,
                    Union Camp Corporation Project:
      3,545,000       6.550%, 4/01/24                                                    4/04 at 102           A1      3,856,641
      3,000,000       6.100%, 5/01/27                                                    5/07 at 102           A-      3,148,440
--------------------------------------------------------------------------------------------------------------------------------
                    HEALTH CARE -- 17.3%

      1,125,000     Albemarle County, Virginia, Industrial Development                  10/02 at 102           A+      1,199,351
                      Authority, Health Services Revenue, University of
                      Virginia, Health Services Foundation,
                      6.500%, 10/01/22

      2,060,000     Albemarle County, Virginia, Industrial Development                  10/03 at 102           A2      2,129,690
                      Authority, Hospital Revenue, Martha Jefferson
                      Hospital, 5.875%, 10/01/13

      1,135,000     Buena Vista, Virginia, Industrial Development Authority,            11/01 at 100          N/R      1,160,072
                      Hospital Facility Revenue, Stonewall Jackson,
                      8.375%, 11/01/14

      2,000,000     Fairfax County, Virginia, Industrial Development                     8/06 at 102          AA       2,106,460
                      Authority, Health Care, Inova Health System Project,
                      6.000%, 8/15/26

      2,000,000     Fredericksburg, Virginia, Industrial Development                     6/07 at 102          AAA      1,977,760
                      Authority, Hospital Facilities Revenue, Medicorp
                      Health System Obligation, 5.250%, 6/15/23

      1,110,000     Giles County, Virginia, Industrial Development                      12/05 at 102           A+      1,149,771
                      Authority, Exempt Facility, Hoechst Celanese
                      Project, 5.950%, 12/01/25

___
9

                    PORTFOLIO OF INVESTMENTS (UNAUDITED)
                    NUVEEN FLAGSHIP VIRGINA - CONTINUED

      PRINCIPAL                                                                   OPTIONAL CALL                           MARKET
         AMOUNT     DESCRIPTION                                                     PROVISIONS*       RATINGS**            VALUE
--------------------------------------------------------------------------------------------------------------------------------
                    HEALTH CARE -- CONTINUED

    $   500,000     Hampton, Virginia, Industrial Development Authority,           11/04 at 102           Aa2        $  553,320
                      Hospital Revenue, Sentara General Hospital,
                      Series A, 6.500%, 11/01/12

      2,000,000     Hanover County, Virginia, Industrial Development               No Opt. Call           AAA         2,305,680
                      Authority, Hospital Revenue, Memorial Regional
                      Medical Center Project, 6.375%, 8/15/18

      2,000,000     Hanover County, Virginia, Industrial Development                8/05 at 102           AAA         2,007,280
                      Authority, Hospital Revenue, Bon Secours Health
                      System Projects, 5.500%, 8/15/25

      1,250,000     Henry County, Virginia, Industrial Development                  1/07 at 101            A+         1,308,388
                      Authority, Hospital Revenue, Memorial Hospital,
                      Martinsville and Henry, 6.000%, 1/01/27

      1,700,000     Loudoun County, Virginia, Industrial Development                6/05 at 102           AAA         1,762,832
                      Authority, Hospital Revenue, Loudoun Hospital
                      Center, 5.800%, 6/01/20

      3,500,000     Norfolk Virginia, Industrial Development Authority,            10/99 at 100           N/R         3,599,575
                      Industrial Development Revenue, James Barry,
                      Robinson Institute Project, 7.700%, 10/01/06

      1,000,000     Norfolk Virginia, Industrial Development Authority,             8/07 at 102           AAA           986,770
                      Health Care, Bon Secours Health, Series B,
                      5.250%, 8/15/26

      2,080,000     Peninsula Ports Authority, Virginia Health System               7/02 at 102           Aa2         2,263,622
                      Revenue, Riverside Health System Project, Series A,
                      6.625%, 7/01/18

      5,250,000     Prince William County, Virginia, Industrial Development        10/05 at 102            A2         5,835,795
                      Authority, Hospital Revenue, Potomac Hospital
                      Corporation, 6.850%, 10/01/25

      2,000,000     Roanoke, Virginia, Industrial Development Authority,            7/03 at 102           AAA         1,903,920
                      Hospital Revenue, Roanoke Memorial Hospitals
                      Project, Series A, 5.000%, 7/01/24

      2,260,000     Virginia Beach, Virginia, Development Authority,               11/01 at 102            AA         2,401,499
                      Hospital Facility Revenue, Sentara Bayside
                      Hospital, 6.300%, 11/01/21

_____
10

      PRINCIPAL                                                                    OPTIONAL CALL                          MARKET
          SHARE     DESCRIPTION                                                     PROVISIONS*       RATINGS**            VALUE
--------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/MULTIFAMILY -- 4.1%

     $1,200,000     Fairfax County, Virginia, Redevelopment and Housing             9/06 at 102            AAA        $1,251,816
                      Authority, Mortgage Revenue, Housing for the Elderly,
                      Little River Glen, Series A, 6.100%, 9/01/26

                    Harrisonburg, Virginia, Redevelopment and Housing
                    Authority, Multifamily Housing Revenue, United
                    Dominion Projects:
      1,415,000       7.000%, 12/01/08                                             12/02 at 102           BBB+         1,505,319
      2,040,000       7.100%, 12/01/15                                             12/02 at 102           BBB+         2,156,117

      2,000,000     Newport News, Virginia, Redevelopment and Housing               1/02 at 102            AAA         2,082,140
                      Authority, Mortgage Revenue, West Apartments,
                      Series A, 6.550%, 7/01/24

        480,000     Suffolk, Virginia, Redevelopment and Housing                    7/02 at 104            N/R           525,706
                      Authority, Multifamily Housing Revenue, Chase
                      Heritage Dulles, 7.000%, 7/01/24

        700,000     Virginia Housing Development Authority, Multifamily,            5/01 at 102            AA+           748,265
                      Series F, 7.000%, 5/01/04
--------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/SINGLE FAMILY -- 6.3%

        380,000     Puerto Rico Housing Finance Corporation, Single Family          9/00 at 102            AAA           405,042
                      Mortgage Revenue, Portfolio 1, Series B,
                      7.650%,10/15/22

                    Virginia Housing Development Authority,
                    Commonwealth Mortgage, Series A:
      3,000,000       7.100%, 1/01/17                                               1/02 at 102            AA+         3,177,390
      1,000,000       7.100%, 1/01/22                                               1/02 at 102            AA+         1,059,130
      4,000,000       7.150%, 1/01/33                                               1/02 at 102            AA+         4,218,280

        650,000     Virginia Housing Development Authority,                         1/00 at 102            AA+           678,691
                      Commonwealth Mortgage, Series B, Subseries B-4,
                      6.850%, 7/01/17

      1,000,000     Virginia Housing Development Authority,                         7/05 at 102            AA+         1,052,100
                      Commonwealth Mortgage, Series C, Subseries C-1,
                      6.300%, 7/01/25

      2,000,000     Virginia, State Housing Development Authority,                  7/05 at 102            AA+         2,092,080
                      Commonwealth Mortgage, Series C, Subseries C-3,
                      6.125%, 7/01/22

_____
11

                    PORTFOLIO OF INVESTMENTS (UNAUDITED)
                    NUVEEN FLAGSHIP VIRGINIA -- CONTINUED

      PRINCIPAL                                                                   OPTIONAL CALL                           MARKET
         AMOUNT     DESCRIPTION                                                     PROVISIONS*      RATINGS**             VALUE
--------------------------------------------------------------------------------------------------------------------------------
                    INDUSTRIAL/OTHER -- 1.6%

     $2,500,000     Mecklenburg County, Virginia, Industrial  Development           5/01 at 102             A1       $ 2,705,175
                      Authority, Exempt Facility, Mecklenburg
                      Cogen, Series A, 7.350%, 5/01/08

        400,000     Richmond, Virginia, Industrial Development Authority,           2/98 at 102            AA-           409,872
                      Medical Facility, Richmond Metropolitan Blood
                      Service, 7.125%, 2/01/11
--------------------------------------------------------------------------------------------------------------------------------
                    LONG TERM CARE -- 2.1%

        715,000     Albemarle County, Virginia, Industrial Development              1/01 at 103            N/A           793,707
                      Authority, First Mortgage Revenue,
                      8.900%, 7/15/26

      1,000,000     Chesterfield County, Virginia, Health Center                   12/06 at 102            AAA         1,045,790
                      Commission Mortgage Revenue, Lucy Corr Nursing
                      Home Project, 5.875%, 12/01/21

        500,000     Fairfax County, Virginia, Redevelopment and Housing            12/06 at 103            AAA           518,195
                      Authority, Multifamily Housing Revenue, Paul
                      Spring Center, Series A, 6.000%, 12/15/28

        500,000     Front Royal and Warren County, Virginia, Industrial             1/06 at 100              A           546,870
                      Development Authority, Heritage Hall XIII,
                      9.450%, 7/15/24

      1,190,000     Henrico County, Virginia, Industrial Development                7/03 at 102            AAA         1,246,394
                      Authority, Nursing Facility, Insured Mortgage,
                      Cambridge Manor, 5.875%, 7/01/19
--------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL --  7.0%

      1,000,000     Abingdon, Virginia, Capital Improvement,                        8/02 at 102              A         1,072,100
                      6.250%, 8/01/12

        730,000     Danville, Virginia, 6.500%, 5/01/12                             5/02 at 102             A3           782,275

      1,500,000     Portsmouth, Virginia, Public                                    8/03 at 102            AA-         1,520,475
                      Utility, 5.500%, 8/01/19

                    Puerto Rico Commonwealth:
      2,575,000       6.450%, 7/01/17                                               7/04 at 102              A         2,853,100
      2,500,000       6.500%, 7/01/23                                           7/04 at 101 1/2              A         2,762,025
        500,000       5.400%, 7/01/25                                           7/06 at 101 1/2              A           497,840

      1,500,000     Puerto Rico Commonwealth,                                   7/07 at 101 1/2              A         1,494,570
                      Public Improvement, 5.375%, 7/01/25

      3,005,000     Richmond, Virginia, Public Improvement,                         7/03 at 102             AA         3,028,980
                      Series B, 5.500%, 7/15/23

_____
12

     PRINCIPAL                                                                  OPTION CALL                       MARKET
        AMOUNT      DESCRIPTION                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED -- 15.0%

  $  2,300,000      Big Stone Gap, Virginia, Redevelopment and Housing          9/05 at 102          AA      $ 2,346,782
                      Authority, Correctional Facility Lease Revenue,
                      Wallens Ridge Development  Project, 5.500%, 9/01/15

     3,000,000      Brunswick County, Virginia, Industrial Development          7/06 at 102         AAA        3,067,530
                      Authority, Correctional Facility Lease Revenue,
                      5.500%, 7/01/17

     1,385,000      Fairfax County, Virginia, Redevelopment and Housing         6/02 at 102         N/R        1,468,515
                      Series A, 7.500%, 6/15/18

     5,000,000      Hampton Roads, Virginia, Regional Jail Authority,           7/06 at 102         AAA        5,063,800
                      Series A, 5.500%, 7/01/24

     2,000,000      Henrico, County, Virginia, Industrial Development           8/05 at 102          AA        2,303,140
                      Authority, Public Facility Lease Revenue, Henrico
                      County, Regional Jail Project, 7.000%, 8/01/13

       750,000      Loudoun County, Virginia, Certificates of                 No. Opt. Call         AAA          920,183
                      Participation, Series E, 7.200%, 10/01/10

     1,500,000      Peninsula Airport Commission, Virginia,                     7/01 at 102          Aa        1,651,365
                      Airport Improvement, 7.300%, 7/15/21

                    Prince William County, Virginia, Industrial Development
                    Authority, Lease Revenue, Atcc Project:
     2,000,000        6.000%, 2/01/14                                           2/06 at 102          A2        2,108,840
     1,000,000        6.000%, 2/01/18                                           2/06 at 102          A2        1,054,260

     2,500,000      Prince William County, Virginia, Park Authority,           10/04 at 102          A-        2,797,700
                      6.875%, 10/15/16

     2,250,000      Puerto Rico Commonwealth Highway and Transportation         7/16 at 100          A         2,284,020
                      Authority, Highway Revenue,
                      Series Y, 5.500%, 7/01/36

     1,500,000      Richmond, Virginia, Redevelopment and Housing               3/05 at 102         AAA        1,615,815
                      Authority, Project Revenue, Old Manchester Project,
                      6.800%, 3/01/15

     1,000,000      Virginia Public School Authority,                           8/04 at 102          AA        1,085,260
                      Series A, 6.200%, 8/01/13

                    Virginia Public School Authority, Series B:
     1,000,000        5.750%, 8/01/15                                           8/05 at 102          AA        1,049,070
     1,210,000        5.625%, 8/01/16                                           8/05 at 102          AA        1,253,270

_____
13

                    PORTFOLIO OF INVESTMENTS (UNAUDITED)
                    NUVEEN FLAGSHIP VIRGINIA - CONTINUED

     PRINCIPAL                                                                  OPTION CALL                       MARKET
        AMOUNT      DESCRIPTION                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------
                    TRANSPORTATION -- 7.6%

   $ 2,250,000      Capital Region Airport Commission, Virginia Airport         7/05 at 102         AAA      $ 2,306,003
                      Revenue, Richmond International Airport Projects,
                      Series A, 5.625%, 7/01/25

       750,000      Charlottesville and Albemarle,Virginia Airport             12/05 at 102         BBB          776,483
                      Authority, Airport Revenue, 6.125%, 12/01/13

                    Loudoun County, Virginia, Industrial Development
                    Authority, Air Cargo Facility Revenue, Washington
                    Dulles Air Cargo:
       210,000        6.625%, 1/01/00                                          No Opt. Call         N/R          215,775
     3,000,000        7.000%, 1/01/09                                           1/01 at 102         N/R        3,138,810
       600,000        6.500%, 1/01/09                                           1/06 at 102         N/R          625,098

                    Metropolitan Washington D.C. Apartments Authority,
                    Virginia, General Airport Revenue, Series A:
     1,500,000        6.625%, 10/01/19                                         10/02 at 102         AAA        1,634,610
     1,000,000        5.750%, 10/01/20                                         10/04 at 102         AAA        1,027,100
     1,500,000        6.250%, 10/01/21                                         10/02 at 102         AAA        1,587,810

       770,000      Metropolitan Washington D.C. Apartments Authority,         10/07 at 101         AA-          775,405
                      Virginia, General Airport Revenue, Series B,
                      5.500%, 10/01/23

     1,900,000      Puerto Rico Ports Authority, Special Facilities,            6/06 at 102        BBB-        2,051,164
                      Amem Airlines, Series A, 6.250%, 6/01/26


     1,000,000      Virginia Port Authority, Port Facility                      7/07 at 101         AAA        1,004,200
                      Revenue, 5.500% 7/01/24
------------------------------------------------------------------------------------------------------------------------
                    U.S. GUARANTEED -- 3.7%

       750,000      Chesapeake Bay Bridge and Tunnel Commission,                7/01 at 102         AAA          816,878
                      Virginia District Revenue, General Resolution,
                      6.375%, 7/01/22 (Pre-refunded to 7/01/01)

     1,000,000      Covington and Alleghany County, Virginia, Industrial        4/02 at 102       A-***        1,105,430
                      Development Authority, Hospital Facility Revenue,
                      Alleghany Regional Hospital, 6.625%, 4/01/12
                      (Pre-refunded to 4/01/02)

       500,000      Fairfax County, Virginia, Redevelopment and Housing        11/99 at 102      N/R***          539,950
                      Authority, Vinson Pavilion, Series A,
                      7.500%, 11/01/19 (Pre-refunded to 11/01/99)

       150,000      Fairfax County, Virginia, Water Development Authority,      4/07 at 102       AA***          167,691
                      6.000%, 4/01/22 (Pre-refunded to 4/01/07)

_____
14

     PRINCIPAL                                                                  OPTION CALL                       MARKET
        AMOUNT      DESCRIPTION                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------
                    U.S. GUARANTEED -- CONTINUED

     $ 250,000      Martinsville, Virginia, Industrial Development Authority,   1/01 at 100       A2***        $ 269,670
                      Hospital Facility Revenue, Memorial Hospital,
                      Martinsville and Henry, 7.000% 1/01/11
                      (Pre-refunded to 1/01/01)

     2,000,000      Peninsula Ports Authority, Virginia Health Care             8/06 at 100     BBB+***        2,309,340
                      Facilities Revenue, Mary Immaculate Project,
                      7.000%, 8/01/17 (Pre-refunded to 8/01/06)

     1,000,000      Virginia College Building Authority, Educational            4/99 at 102      N/R***        1,066,780
                      Facilities Revenue, Hampton University Project,
                      Series A, 7.750%, 4/01/14 (Pre-refunded to 4/01/99)

                    Virginia Resource Authority, Water and Sewer System
                    Revenue, Pooled Loan Program, Series A:
       410,000        7.650%, 11/01/16 (Pre-refunded to 11/01/99)              11/99 at 102       AA***          442,784
       580,000        7.600%, 11/01/16 (Pre-refunded to 11/01/98)              11/98 at 102       AA***          600,584
------------------------------------------------------------------------------------------------------------------------
                    UTILITIES -- 4.5%

     2,110,000      Halifax County, Virginia, industrial Development           12/02 at 102          A+        2,276,078
                      Authority, Exempt Facility Revenue, Old Dominion
                      Electric Coop Project, 6.500%, 12/01/12

     1,000,000      Puerto Rico Electric Power Authority, Power Revenue     7/02 at 101 1/2        BBB+        1,066,870
                      Formerly Puerto Rico Commonwealth Water
                      Resource Authority, Series R, 6.250%, 7/01/17

     1,000,000      Russell County, Virginia, Industrial Development           11/00 at 102        Baa1        1,093,410
                      Authority, Pollution Control Revenue, Appalachian
                      Power Company Project, Series G, 7.700%, 11/01/07

     1,500,000      Southeastern Public Service Authority, Regional Solid       7/03 at 102          A-        1,545,945
                      Waste System, 6.000%, 7/01/13

     1,000,000      Virginia Resource Authority, Solid Waste Disposal          11/02 at 102          AA        1,100,880
                      System Revenue, Series B, 6.750%, 11/01/12

     1,960,000      Virginia Resource Authority, Solid Waste Disposal           4/05 at 102          AA        1,992,771
                      System Revenue, Series A, 5.500%, 4/01/15
------------------------------------------------------------------------------------------------------------------------
                    WATER AND SEWER -- 11.0%

     1,000,000      Blacksburg, Virginia, Polytechnic Institute Sanitation     11/02 at 102           A        1,053,240
                      Authority, Sewer System Revenue, 6.250%, 11/01/12

                    Fairfax County, Virginia, Water Authority:
       850,000        6.000%, 4/01/22                                           4/07 at 102          AA          914,439
     1,625,000        5.750%, 4/01/29                                           4/02 at 100          AA        1,661,108

_____
15

                    PORTFOLIO OF INVESTMENTS (UNAUDITED)

     PRINCIPAL                                                                  OPTION CALL                       MARKET
        AMOUNT      DESCRIPTION                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------
                    WATER AND SEWER - CONTINUED

   $ 1,000,000      Frederick and Winchester Service Authority, Virginia       10/03 at 102         AAA        1,038,230
                      Regional Sewer System Revenue, 5.750%, 10/01/15

     2,500,000      Henrico County, Virginia, Water and Sewer                   5/02 at 100         AA-        2,640,125
                      Revenue, 6.250%, 5/01/13

     2,500,000      Leesburg, Virginia, Utility System Revenue,                 7/07 at 102         AAA        2,450,225
                      5.125%, 7/01/22

     1,000,000      Loudoun County, Virginia, Sanitation Authority, Water       1/03 at 102         AAA        1,082,360
                      and Sewer Revenue, 6.250%, 1/01/16

     1,000,000      Prince William County, Virginia, Service Authority,         7/01 at 100         AAA        1,035,770
                      Water and Sewer System Revenue, 6.000%, 7/01/29

     4,000,000      Upper Occoquan Sewer Authority, Virginia Regional           1/04 at 102         AAA        3,844,520
                      Sewer Revenue, 5.000%, 7/01/21

     2,215,000      Upper Occoquan Sewer Authority, Virginia Regional           7/16 at 100         AAA        2,206,096
                      Sewer Revenue, Series A, 5.150%, 7/01/20

     1,000,000      Virginia Resource Authority, Sewer System Revenue,         10/05 at 102          AA        1,048,370
                      Hopewell Regional Wastewater Facility,
                      Series A, 6.000%, 10/01/25

                    Virginia Resource Authority, Water and Sewer System
                    Revenue, Series A,
     1,500,000        6.125%,  4/01/19                                          4/02 at 100          AA        1,569,762
     1,000,000        5.600%, 10/01/25                                         10/05 at 102          AA        1,015,030

       500,000      Virginia Resource Authority, Water and Sewer System        10/98 at 103          AA          527,900
                      Revenue, Lot 7, Rapidan Service Authority,
                      7.125%, 10/01/16
------------------------------------------------------------------------------------------------------------------------
 $ 186,740,000      Total Investments - (cost $182,515,076) - 98.1%                                          196,538,583
------------------------------------------------------------------------------------------------------------------------

_____
16

     PRINCIPAL                                                                        OPTION CALL                     MARKET
        AMOUNT      DESCRIPTION                                                       PROVISIONS*  RATINGS**           VALUE
----------------------------------------------------------------------------------------------------------------------------
                    TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES -- 0.5%

   $ 1,000,000      Roanoke, Virginia, Industrial Development Authority,                                AA3    $   1,000,000
--------------
                      Carillion Health System Series B, Variable Rate
                      Demand Bonds, 3.900%, 7/01/27+
                    --------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 1.4%                                                           2,813,179
                    --------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                          $ 200,351,762
                    --------------------------------------------------------------------------------------------------------

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings: Using the higher of Standard and Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R - Investment is not rated.

                    + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

_____
17                               See accompanying notes to financial statements.

STATEMENT OF NET ASSETS (UNAUDITED)
NOVEMBER 30, 1997

                                                                 NUVEEN FLAGSHIP
                                                                        VIRGINIA
--------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)       $196,538,583
Temporary investments in short-term municipal securities,
    at amortized cost, which approximates market value (note 1)        1,000,000
Cash                                                                     145,997
Receivables:
    Interest                                                           3,479,283
    Investments sold                                                      90,000
    Shares sold                                                          151,120
Other assets                                                               5,245
--------------------------------------------------------------------------------
        Total assets                                                 201,410,228
================================================================================
LIABILITIES
Payable for shares redeemed                                               64,961
Accrued expenses:
    Management fees (note 6)                                              54,664
    12b-1 distribution and service fees (notes 1 and 6)                   30,031
    Other                                                                 39,210
Dividends payable                                                        869,600
--------------------------------------------------------------------------------
        Total liabilities                                              1,058,466
================================================================================
Net assets (note 7)                                                 $200,351,762
================================================================================
CLASS A SHARES (NOTE 1)
Net assets                                                          $126,958,088
Shares outstanding                                                    11,592,489
Net asset value and redemption price per share                      $      10.95
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                  $      11.43
--------------------------------------------------------------------------------
CLASS B SHARES (NOTE 1)
Net assets                                                          $  1,328,876
Shares outstanding                                                       121,354
Net asset value, offering and redemption price per share            $      10.95
--------------------------------------------------------------------------------
CLASS C SHARES (NOTE 1)
Net assets                                                          $ 14,104,915
Shares outstanding                                                     1,288,596
Net asset value, offering and redemption price per share            $      10.95
--------------------------------------------------------------------------------
CLASS R SHARES (NOTE 1)
Net assets                                                          $ 57,959,883
Shares outstanding                                                     5,293,001
Net asset value, offering and redemption price per share            $      10.95
--------------------------------------------------------------------------------

_____                             See accompanying notes to financial statements
18

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED NOVEMBER 30, 1997

                                                                 NUVEEN FLAGSHIP
                                                                        VIRGINIA
--------------------------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                  $ 5,888,156
--------------------------------------------------------------------------------

EXPENSES
Management fees (note 6)                                                 538,300
12b-1 service fees -- Class A (notes 1 and 6)                            125,445
12b-1 distribution and service fees -- Class B (notes 1 and 6)             4,471
12b-1 distribution and service fees -- Class C (notes 1 and 6)            48,781
Shareholders' servicing agent fees and expenses                           84,471
Custodian's fees and expenses                                             29,844
Trustees' fees and expenses (note 6)                                       2,039
Professional fees                                                          7,798
Shareholders' reports -- printing and mailing expenses                    26,714
Federal and state registration fees                                        2,037
Other expenses                                                             1,619
--------------------------------------------------------------------------------
Total expenses before expense reimbursement                              871,519
  Expense reimbursement (note 6)                                       (200,180)
--------------------------------------------------------------------------------
Net expenses                                                             671,339
--------------------------------------------------------------------------------
Net investment income                                                  5,216,817
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and 4)           384,015
Net change in unrealized appreciation or depreciation of investments   4,923,801
--------------------------------------------------------------------------------
Net gain from investments                                              5,307,816
--------------------------------------------------------------------------------
Net increase in net assets from operations                           $10,524,633
================================================================================

                                 See accompanying notes to financial statements

_____
19

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                NUVEEN FLAGSHIP VIRGINIA
                                                         -------------------------------------
                                                         SIX MONTHS ENDED           YEAR ENDED
                                                                 11/30/97             5/31/97*
----------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                        $  5,216,817         $  8,156,974
Net realized gain from investment transactions
    (notes 1 and 4)                                               384,015              772,114
Net change in unrealized appreciation or depreciation
    of investments                                              4,923,801            2,690,836
----------------------------------------------------------------------------------------------
Net increase in net assets from operations                     10,524,633           11,619,924
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
    Class A                                                    (3,289,461)          (6,499,935)
    Class B                                                       (19,905)              (2,778)
    Class C                                                      (302,544)            (588,320)
    Class R                                                    (1,585,486)          (1,059,930)
----------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders      (5,197,396)          (8,150,963)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from shares issued in the reorganization of
    Nuveen Virginia (note 1)                                           --           67,765,255
Net proceeds from shares issued as a capital contribution              --               33,360
Net proceeds from sale of shares                               11,015,649           14,267,420
Net proceeds from shares issued to shareholders
    due to reinvestment of distributions                        3,332,291            3,941,869
----------------------------------------------------------------------------------------------
                                                               14,347,940           86,007,904
----------------------------------------------------------------------------------------------
Cost of shares redeemed                                       (10,659,296)         (26,796,317)
----------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions         3,688,644           59,211,587
----------------------------------------------------------------------------------------------
Net increase in net assets                                      9,015,881           62,680,548
Net assets at the beginning of period                         191,335,881          128,655,333
----------------------------------------------------------------------------------------------
Net assets at the end of period                              $200,351,762         $191,335,881
----------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end
    of period                                                $     25,432         $      6,011
----------------------------------------------------------------------------------------------

* Information represents eight months of Flagship Virginia and four months of Nuveen Flagship Virginia (note 1).

                               See accompanying notes in financial statements

_____
20

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Virginia Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Virginia Double Tax Exempt Fund ("Flagship Virginia") and Nuveen Virginia Tax-Free Value Fund ("Nuveen Virginia") reorganized into Nuveen Flagship Virginia Municipal Bond Fund. Prior to the reorganization, Flagship Virginia was a sub-trust of the Flagship Tax Exempt Funds Trust while Nuveen Virginia was a series of the Nuveen Multistate Tax-Free Trust. Nuveen Virginia had a fiscal year end of January 31 prior to being reorganized into Nuveen Flagship Virginia which has retained the fiscal year end of Flagship Virginia.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Fund had no such outstanding purchase commitments.

___
21

INTEREST INCOME
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

INCOME TAXES
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Virginia state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

FLEXIBLE SALES CHARGE PROGRAM
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

___
22

DERIVATIVE FINANCIAL INSTRUMENTS
The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.

EXPENSE ALLOCATION
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

___
23

2. FUND SHARES
Transactions in Fund shares were as follows:

                                                                SIX MONTHS ENDED 11/30/97             YEAR ENDED 5/31/97*
                                                              -------------------------------------------------------------
                                                                 SHARES             AMOUNT          SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization
  of Nuveen Virginia:
  Class A                                                            --       $         --         938,620     $  9,896,915
  Class B                                                            --                 --          36,862          391,987
  Class C                                                            --                 --         307,161        3,231,156
  Class R                                                            --                 --          70,304          747,362

Shares issued as a capital
  contribution:
  Class A                                                            --                 --         304,589        3,213,145
  Class B                                                            --                 --               9               98
  Class C                                                            --                 --          23,878          251,837
  Class R                                                            --                 --          45,124          476,789

Shares sold:
  Class A                                                       601,969          6,536,142         873,399        9,273,783
  Class B                                                        93,976          1,017,028              --               --
  Class C                                                       203,455          2,205,106         109,201        1,158,978
  Class R                                                       116,114          1,257,373       5,399,536       57,332,494

Shares issued to shareholders
  due to reinvestment
  of distributions:
  Class A                                                       194,889          2,103,856             785            8,340
  Class B                                                         1,051             11,419             785            8,340
  Class C                                                        22,554            242,764             786            8,340
  Class R                                                        89,994            974,252             785            8,340
---------------------------------------------------------------------------------------------------------------------------
                                                              1,324,002         14,347,940       8,111,824       86,007,904
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                      (675,740)        (7,329,630)     (1,966,406)     (20,767,054)
  Class B                                                        (9,452)          (102,933)         (1,877)         (19,915)
  Class C                                                       (35,899)          (388,511)       (399,175)      (4,241,028)
  Class R                                                      (261,865)        (2,838,222)       (166,991)      (1,768,320)
---------------------------------------------------------------------------------------------------------------------------
                                                               (982,956)       (10,659,296)     (2,534,449)     (26,796,317)
---------------------------------------------------------------------------------------------------------------------------
Net increase                                                    341,046       $  3,688,644       5,577,375     $ 59,211,587
===========================================================================================================================

* Information represents eight months of Flagship Virginia and four months of Nuveen Flagship Virginia (see note 1).

_____
24

3. DISTRIBUTIONS TO SHAREHOLDERS

On December 9, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:

-----------------------------------------------------------------------------
Dividend per share:
   Class A                                                             $.0475
   Class B                                                              .0410
   Class C                                                              .0425
   Class R                                                              .0495
-----------------------------------------------------------------------------

At the same time, the Fund also declared taxable distributions, which includes capital gains and/or taxable market discount, of $.0100 per share.

4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $8,357,123 and $6,255,490, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $6,300,000 and $5,300,000, respectively.

At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund's last fiscal year end, the Fund had unused capital loss carryforwards of $409,795 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $257,096 of the carryforward will expire in the year 2002 and $152,699 will expire in the year 2004.

5. UNREALIZED APPRECIATION (DEPRECIATION)

At November 30, 1997, net unrealized appreciation aggregated $14,023,507, all of which related to appreciated securities.

_____
25

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

AVERAGE DAILY NET ASSET VALUE                                 MANAGEMENT FEE
----------------------------------------------------------------------------
For the first $125 million                                      .5500 of 1%
For the next $125 million                                       .5375 of 1
For the next $250 million                                       .5250 of 1
For the next $500 million                                       .5125 of 1
For the next $1 billion                                         .5000 of 1
For net assets over $2 billion                                  .4750 of 1
----------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $195,400 of which approximately $168,900 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $62,000 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $16,700 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $6,000 of CDSC on share redemptions during the six months ended November 30, 1997.

_____
26

7. COMPOSITION OF NET ASSETS

At November 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

-----------------------------------------------------------------------------------------
Capital paid-in                                                               $186,351,033
Balance of undistributed net investment income                                      25,432
Accumulated net realized gain (loss) from investment transactions                  (48,210)
Net unrealized appreciation of investments                                      14,023,507
------------------------------------------------------------------------------------------
Net assets                                                                    $200,351,762
==========================================================================================

_____
27

                       FINANCIAL HIGHLIGHTS (UNAUDITED)

  Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                       OPERATING PERFORMANCE        LESS DISTRIBUTIONS
                                             ---------------------        ------------------

NUVEEN FLAGSHIP                                                                   NET
VIRGINIA **                            NET                REALIZED AND      DIVIDENDS                         NET         TOTAL
                                     ASSET                  UNREALIZED      FROM TAX-                       ASSET        RETURN
                                     VALUE           NET     GAIN(LOSS)    EXEMPT NET    DISTRIBUTIONS      VALUE        ON NET
YEAR ENDING                      BEGINNING    INVESTMENT          FROM     INVESTMENT     FROM CAPITAL     END OF         ASSET
MAY 31,                          OF PERIOD     INCOME (B)  INVESTMENTS         INCOME            GAINS     PERIOD       VALUE(A)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A (3/86)
  1998 (d)                          $10.66           $.29        $ .29          $(.29)           $  --     $10.95           5.44%
  1997                               10.40            .58          .25           (.57)              --      10.66           8.20
  1996                               10.56            .57         (.15)          (.58)              --      10.40           4.03
  1995                               10.36            .59          .20           (.59)              --      10.56           7.99
  1994                               10.82            .60         (.31)          (.60)            (.15)     10.36           2.62
  1993                               10.24            .62          .62           (.62)            (.04)     10.82          12.41
  1992                                9.97            .63          .27           (.63)              --      10.24           9.37
  1991                                9.70            .63          .28           (.64)              --       9.97           9.72
  1990                                9.76            .64         (.06)          (.64)              --       9.70           6.14
  1989                                9.29            .64          .46           (.63)              --       9.76          12.25
  1988                                9.09            .64          .19           (.63)              --       9.29           9.73
CLASS B (2/97)
  1998 (d)                           10.66            .25          .29           (.25)              --      10.95           5.07
  1997 (c)                           10.62            .16          .04           (.16)              --      10.66           1.94
CLASS C (10/93)
  1998 (d)                           10.65            .26          .30           (.26)              --      10.95           5.25
  1997                               10.39            .52          .26           (.52)              --      10.65           7.61
  1996                               10.56            .51         (.16)          (.52)              --      10.39           3.37
  1995                               10.36            .53          .20           (.53)              --      10.56           7.40
  1994 (c)                           11.24            .34         (.78)          (.34)            (.10)     10.36          (7.13)*
CLASS R (2/97)
  1998 (d)                           10.66            .30          .29           (.30)              --      10.95           5.56
  1997 (c)                           10.62            .20          .04           (.20)              --      10.66           2.26
------------------------------------------------------------------------------------------------------------------------------------

 *   Annualized.

** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Virginia.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(c)  From commencement of class operations as noted.
(d)  For the six months ending November 30, 1997.

_____
28

                                                 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
                                              RATIO                                  RATIO
                                             OF NET                                 OF NET
                        RATIO OF         INVESTMENT           RATIO OF          INVESTMENT
                                           EXPENSES          INCOME TO            EXPENSES          INCOME TO
                      TO AVERAGE            AVERAGE         TO AVERAGE             AVERAGE
                      NET ASSETS         NET ASSETS         NET ASSETS          NET ASSETS
   NET ASSETS             BEFORE             BEFORE              AFTER               AFTER         PORTFIOLIO
END OF PERIOD         REIMBURSE-         REIMBURSE-         REIMBURSE-          REIMBURSE-           TURNOVER
(IN THOUSANDS)              MENT               MENT           MENT (B)            MENT (B)               RATE
--------------------------------------------------------------------------------------------------------------
$     126,958                .90%*             5.07%*              .70%*              5.27%*                3%
      122,252               1.00               5.19                .74                5.45                 23
      117,677               1.06               5.18                .83                5.41                 17
      112,643               1.10               5.50                .79                5.81                 50
      107,502               1.06               5.11                .64                5.53                 17
       96,105               1.07               5.43                .68                5.82                 30
       64,628               1.14               5.89                .75                5.28                 27
       48,062               1.18               6.21                .91                6.48                 22
       41,596               1.18               6.27                .91                6.54                 35
       37,151               1.25               6.41                .97                6.69                 18
       31,748               1.18               6.65                .88                6.95                 75

        1,329               1.66*              4.31*              1.45*               4.52*                 3
          381               1.66*              4.49*              1.47*               4.68*                23

       14,105               1.45*              4.52*              1.25*               4.72*                 3
       11,700               1.55               4.63               1.29                4.89                 23
       10,978               1.60               4.62               1.38                4.84                 17
        6,537               1.65               4.93               1.34                5.24                 50
        4,759               1.79*              4.20               1.14*               4.85*                17

       57,960                .70*              5.27*               .50*               5.47*                 3
       57,002                .71*              5.50*               .52*               5.69*                23
--------------------------------------------------------------------------------------------------------------

_____
29

ADDITIONAL INVESTMENT OPPORTUNITIES


NUVEEN FAMILY OF MUTUAL FUNDS

Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH FUNDS
Nuveen Rittenhouse Growth Fund

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate
Limited Term

STATE FUNDS
Alabama        Michigan
Arizona        Missouri
California     New Jersey
Colorado       New Mexico
Connecticut    New York
Florida        North Carolina
Georgia        Ohio
Kansas         Pennsylvania
Kentucky       South Carolina
Louisiana      Tennessee
Maryland       Virginia
Massachusetts  Wisconsin

To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 225-8530.

_____
30

FUND INFORMATION

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

TRANSFER AGENT AND SHAREHOLDER SERVICES
Boston Financial Data Service
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

LEGAL COUNSEL
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
Chicago, Illinois

_____
31

                       SERVING INVESTORS FOR GENERATIONS

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time-with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Il 60606-1286

(800) 225-8530
www.nuveen.com

NUVEEN
MUNICIPAL
BOND FUNDS

NOVEMBER 30, 1997

Semiannual Report

[PHOTO APPEARS HERE]

DEPENDABLE, TAX FREE INCOME
TO HELP YOU KEEP MORE OF WHAT YOU EARN.


MARYLAND

CONTENTS

 1  DEAR SHAREHOLDER

 3  ANSWERING YOUR QUESTIONS

 6  PERFORMANCE OVERVIEW

 8  PORTFOLIO OF INVESTMENTS

13  STATEMENT OF NET ASSETS

14  STATEMENT OF OPERATIONS

15  STATEMENT OF CHANGES IN NET ASSETS

16  NOTES TO FINANCIAL STATEMENTS

22  FINANCIAL HIGHLIGHTS

24  ADDITIONAL INVESTMENT OPPORTUNITIES

25  FUND INFORMATION

                               DEAR SHAREHOLDER

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

It's a pleasure to share with you the Nuveen Maryland Municipal Bond Fund's performance record for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the fund's portfolio of municipal bonds. As of November 30, 1997, Class A shareholders were receiving a current yield on net asset value of 4.16%. To match this yield, investors in the 34.5% combined federal and state income tax bracket would have had to earn at least 6.35% on taxable alternatives. During this same period, the fund provided Class A shareholders with a total return on net asset value of 5.91% with income reinvested. You will find additional details on the fund's performance on pages 6-7.

THE YEAR IN REVIEW

Over the past year, U.S. investors have benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan. Still, falling commodity prices kept producer prices in check, while low import prices--due in part to the

_____
1

"The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation."

weakness in Asian markets--limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

HELPING YOU BUILD A BETTER PORTFOLIO

The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,

/s/ Timothy R. Schwertfeger

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

January 15, 1998

_____
2

                           ANSWERING YOUR QUESTIONS

[PHOTO OF TED NEILD APPEARS HERE]

TED NEILD, MANAGING DIRECTOR OF NUVEEN'S PORTFOLIO MANAGEMENT TEAM, TALKS ABOUT THE MUNICIPAL BOND MARKET AND OFFERS INSIGHT INTO FACTORS THAT AFFECTED THE PERFORMANCE OF THE FUND OVER THE PAST YEAR.

WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE PERFORMANCE OF MUNICIPAL BONDS OVER THE PAST YEAR?

Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation, and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. However, the limited supply of Maryland bonds constrained our ability to find value in the marketplace.

HOW HAS THE FUND PERFORMED DURING THIS PERIOD?

As Tim mentioned in his letter to shareholders, the total return on net asset value for Class A shares of the Nuveen Maryland Municipal Bond Fund was 5.91% for the 12 months ended November 30, 1997.

The performance of the fund was affected by comparatively low turnover during the past year. This reflects our deliberate decision to emphasize current income, price stability and tax-efficiency, in keeping with the fund's objectives. The portfolio currently maintains an embedded yield of 5.97% compared with the 5.36% offered by today's long-term municipal bonds. This difference of 61 basis points helps to sustain the tax-free dividends provided by

_____
3

"The majority of the bonds in the portfolio are trading at significant premiums, which provides more price stability in volatile markets."

the fund. Additionally, the majority of the bonds in the portfolio are trading at significant premiums, which provides more price stability in volatile markets.

GIVEN THE CURRENT MUNICIPAL MARKET, WHERE WERE YOU ABLE TO FIND VALUE?

We concentrated on identifying individual bonds with current yields, prices, credit quality and future prospects that are exceptionally attractive relative to other bonds in the market. By doing so, we believe the portfolio is positioned to deliver above-market performance. Currently, we feel there is tremendous value in high-grade housing bonds. A few deals were unexpectedly called by their issuers this year, so bond buyers appear to be avoiding the entire sector and are effectively driving yields higher. Since Nuveen has such a large, experienced housing research staff, we were able to buy these securities with greater confidence. Additionally, we avoided lower-rated securities because we felt that the marginally higher yield did not compensate the fund for the increased credit risk.

WHAT ARE YOUR KEY STRATEGIES FOR THE COMING YEAR?

At Nuveen, we take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, one focus will be maintaining good call protection, which helps sustain the fund's dividend.

While credit spreads are tight, we will continue to take advantage of opportunities to purchase bonds with high credit quality at yields that are similar to bonds with lower ratings. During the past year, the yield differentials between AAA and BBB bonds narrowed significantly.

_____
4

"Look at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand."

We believe that if credit spreads widen, these high-quality issues will increase in value relative to lower-rated bonds.

As part of our value investing approach, we will also continue to look for individual bonds that offer good long-term value with the potential for appreciating returns. Our thorough research helps us find investment quality bonds that offer the best values--such as bonds from specific regions and sectors that have the best potential for performance and appreciation. Recently, research helped us uncover a number of bonds that were eventually pre-refunded by their issuers, which adds tremendous value to the portfolios. We plan to continue to search for bonds with pre-refunding potential that we feel are undervalued by the market as a whole.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.

_____
5

                                                Nuveen Maryland
                                                Municipal Bond Fund

                                                PERFORMANCE OVERVIEW
                                                As of November 30, 1997

-----------------------------
MORNINGSTAR RATING/1/                           FUND HIGHLIGHTS
-----------------------------                   ---------------------------------------------------------------------------
        * * * *
                                                Share Class                          A           B           C           R
                                                Inception Date                    9/94        3/97        9/94       12/91
                                                ...........................................................................
                                                Net Asset Value (NAV)           $10.46      $10.46      $10.46     $ 10.48
                                                ...........................................................................
                                                CUSIP                        67065L831   67065L823   67065L815   67065L799
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                Total Net Assets ($000)                                            $64,009
                                                ...........................................................................
                                                Average Weighted Maturity (Years)                                    19.88
                                                ...........................................................................
                                                Average Weighted Duration (Years)                                     5.81
                                                ---------------------------------------------------------------------------
                                                ANNUALIZED TOTAL RETURN/2/
                                                ---------------------------------------------------------------------------
                                                Share Class           A(NAV)       A(Offer)        B           C          R
                                                1-Year                5.91%          1.51%      5.23%      5.38%      6.20%
                                                ...........................................................................
                                                5-Year                6.45%          5.53%      5.79%      5.74%      6.73%
                                                ...........................................................................
                                                Since Inception       6.68%          5.88%      5.95%      5.95%      6.96%
                                                ---------------------------------------------------------------------------
                                                TAX-FREE YIELDS
                                                ---------------------------------------------------------------------------
                                                Share Class           A(NAV)       A(Offer)        B           C          R
                                                Dist Rate             4.76%          4.56%      4.02%      4.19%      4.92%
                                                ...........................................................................
                                                SEC 30-Day Yld        4.16%          3.98%      3.41%      3.61%      4.36%
                                                ...........................................................................
                                                Taxable Equiv Yld/3/  6.35%          6.08%      5.21%      5.51%      6.66%
                                                ---------------------------------------------------------------------------

/1/ Overall rating for Class A shares within the municipal bond category for the period ended November 30, 1997. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The fund earned four stars for the three-year period ended November 30, 1997. In an investment category, 10% of funds receive five stars and 22.5% receive four stars. For the period ending November 30, 1997, 1,481 municipal bond funds were rated for the three-year period, 695 for the five-year period, and 332 for the 10-year period.

/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/3/ Based on SEC yield and a combined federal and state income tax rate of 34.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

_____
6

Credit Quality

                           [PIE CHART APPEARS HERE]


AA                  22%
A                    9%
BBB/NR               8%
AAA/Pre-refunded    61%

--------------------------------------------------------------------------------
Diversification

                           [PIE CHART APPEARS HERE]

General Obligations           21%
Health Care Facilities        12%
Escrowed Bonds                11%
Transportation                10%
Lease Rental                   6%
Educational Facilities         5%
Other                          4%
Pollution Control              5%
Water & Sewer                  3%
Housing Facilities            23%

--------------------------------------------------------------------------------
Dividend History (A Shares)

                           [BAR CHART APPEARS HERE]

0.0405              Dec.  1996
0.0405              Jan.  1997
0.041               Feb.  1997
0.041               Mar.  1997
0.0415              Apr.  1997
0.0415              May   1997
0.0415              June  1997
0.0415              July  1997
0.0415              Aug.  1997
0.0415              Sept. 1997
0.0415              Oct.  1997
0.0415              Nov.  1997

_____
7

                          PORTFOLIO OF INVESTMENTS (UNAUDITED)
                          MARYLAND

            PRINCIPAL                                                            OPTIONAL CALL                        MARKET
               AMOUNT     DESCRIPTION                                              PROVISIONS*      RATINGS**          VALUE
----------------------------------------------------------------------------------------------------------------------------


                          EDUCATIONAL FACILITIES -- 5.0%

            $1,000,000    Maryland Health and Higher Educational Facilities        7/08 at 102            Aa2     $  972,400
                            Authority, Refunding Revenue Bonds, The Johns
                            Hopkins University Issue, Series 1998, 5.125%,
                            7/01/20 (DD)

             1,500,000    Morgan State University, Maryland, Academic Fees        No Opt. Call            Aaa      1,708,290
                            and Auxiliary Facilities Fees, Revenue Refunding
                            Bonds, 1993 Series, 6.100%, 7/01/20

               500,000    University of Maryland System, Auxiliary Facility       10/03 at 101            AA+        503,190
                            and Tuition Revenue Bonds, 1993 Refunding
                            Series C, 5.000%, 10/01/11

----------------------------------------------------------------------------------------------------------------------------
                          ESCROWED BONDS -- 11.0%

               500,000    Maryland Health and Higher Educational Facilities        7/00 at 102            Aaa        544,740
                            Authority, Revenue Bonds, Sinai Hospital of
                            Baltimore Issue, Series 1990, 7.000%, 7/01/19
                            (Pre-refunded to 7/01/00)

               500,000    Maryland Health and Higher Educational Facilities        7/00 at 102            Aaa        541,695
                            Authority, Revenue Bonds, Francis Scott Key
                            Medical Center Issue, Series 1990, 6.750%,
                            7/01/23 (Pre-refunded to 7/01/00)

             1,005,000    Maryland Health and Higher Educational Facilities        7/00 at 102            Aaa      1,137,178
                            Authority, Doctors' Community Hospital Issue,
                            Series 1990, 8.750%, 7/01/22
                            (Pre-refunded to 7/01/00)

               700,000    The Maryland National Capital Park and Planning          7/02 at 102          AA***        764,050
                            Commission, Maryland (Prince George's County,
                            Maryland), General Obligation Bonds, Prince
                            George's County Park Acquisition and Development
                            Bonds, Series L-2, 6.125%, 7/01/10
                            (Pre-refunded to 7/01/02)

               600,000    City of Baltimore, Maryland (Mayor and City Council     10/02 at 100            Aaa        658,488
                            of Baltimore), General Obligation Consolidated
                            Public Improvement Bonds, 1992 Series A,
                            6.500%, 10/15/12 (Pre-refunded to 10/15/02)

               625,000    Mayor and City Council of Baltimore (Maryland),          7/00 at 100            Aaa        662,050
                            Project and Refunding Revenue Bonds (Water
                            Projects), Series 1990-A, 6.500%, 7/01/20
                            (Pre-refunded to 7/01/00)

               500,000    Commonwealth of Puerto Rico, Public Improvement      7/02 at 101 1/2            Aaa        556,145
                            Bonds, Series 1992 (General Obligation Bonds),
                            6.600%, 7/01/13 (Pre-refunded to 7/01/02)

_____
8

            PRINCIPAL                                                             OPTIONAL CALL                       MARKET
               AMOUNT     DESCRIPTION                                               PROVISIONS*     RATINGS**          VALUE
----------------------------------------------------------------------------------------------------------------------------

                          ESCROWED BONDS -- CONTINUED

          $1,750,000      Puerto Rico Aqueduct and Sewer                            7/98 at 102           AAA    $ 1,826,650
                            Authority, Revenue Bonds, Series
                            1988A, 7.875%, 7/01/17
                            (Pre-refunded to 7/01/98)

             315,000      Puerto Rico Electric Power                            7/99 at 101 1/2           AAA        334,933
                            Authority, Power Revenue Refunding
                            Bonds, Series 1989-O, 7.125%, 7/01/14
                            (Pre-refunded to 7/01/99)
----------------------------------------------------------------------------------------------------------------------------
                          GENERAL OBLIGATION BONDS -- 20.0%

           2,000,000      State of Maryland, General                                7/03 at 101           Aaa      2,021,720
                            Obligation Bonds, State and
                            Local Facilities Loan of 1993,
                            Third Series (Capital Improvement and
                            Refunding Bonds), 4.600%, 7/15/06

           2,000,000      Baltimore County, Maryland, General                       7/98 at 102           Aaa      2,072,640
                            Obligation Bonds, Baltimore County
                            Pension Funding Bonds, 1991 Refunding
                            Series, 6.700%, 7/01/11

           2,295,000      Mayor and City Council of Baltimore                      No Opt. Call           Aaa      2,655,659
                            (City of Baltimore, Maryland), General
                            Obligation Consolidated Public
                            Improvement Refunding Bonds, Series
                            1995 A, 7.375%, 10/15/03

           2,500,000      Commonwealth of Puerto Rico, Public                   7/07 at 101 1/2             A      2,674,275
                            Improvement Bonds of 1997, 6.000%, 7/01/26

           1,170,000      Washington Suburban Sanitary                             No Opt. Call           Aa1      1,334,069
                            District, Maryland (Montgomery
                            and Prince George's Counties,
                            Maryland), General Construction Bonds,
                            Series 1991 (Second Series), 8.000%, 1/01/02

           1,000,000      Washington Suburban Sanitary                              6/02 at 102           Aa1      1,079,730
                            District, General Construction Refunding
                            Bonds, Series 1992, 5.900%, 6/01/04

           1,000,000      Washington Suburban Sanitary                              6/07 at 100           Aa1        991,500
                            District (Montgomery and Prince
                            George's Counties), General Construction
                            Bonds,Series 1997, 5.125%, 6/01/19 (WI)
----------------------------------------------------------------------------------------------------------------------------
                          HEALTH CARE FACILITIES -- 11.7%

           1,845,000      Maryland Economic Development                             4/11 at 102           N/R      1,861,181
                            Corporation (Health and Mental Hygiene
                            Providers Facilities Acquisition Program),
                            Revenue Bonds, Series 1996A, 7.625%, 4/01/21

           1,000,000      Maryland Health and Higher                                7/03 at 102           Aaa        995,670
                            Educational Facilities Authority, Refunding
                            Revenue Bonds, Francis Scott Key Medical
                            Center Issue, Series 1993,
                            5.000%, 7/01/13

_____
9

                          PORTFOLIO OF INVESTMENTS (UNAUDITED)
                          NUVEEN FLAGSHIP MARYLAND -- CONTINUED

            PRINCIPAL                                                             OPTIONAL CALL                            MARKET
               AMOUNT     DESCRIPTION                                               PROVISIONS*          RATINGS**          VALUE
----------------------------------------------------------------------------------------------------------------------------------

                          HEALTH CARE FACILITIES -- CONTINUED

           $1,000,000     Maryland Health and Higher Educational                    7/03 at 102               Baa2    $ 1,015,290
                             Facilities Authority, Project and Refunding
                             Revenue Bonds, Doctors Community Hospital
                             Issue, Series 1993, 5.750%, 7/01/13

            2,165,000     City of Gaithersburg, Maryland, Nursing Home             No Opt. Call                Aaa      2,507,092
                             Revenue Refunding Bonds (Shady Grove
                             Adventist Nursing and Rehabilitation Center
                             Project), Series 1992A, 6.500%, 9/01/12

            1,000,000     Puerto Rico Industrial, Tourist,                          1/05 at 102                Aaa      1,085,400
                             Educational, Medical and Environmental
                             Control Facilities Financing Authority, Hospital
                             Revenue Bonds, 1995 Series A (Hospital Auxilio
                             Mutuo Obligated Group Project), 6.250%, 7/01/16
----------------------------------------------------------------------------------------------------------------------------------

                             HOUSING FACILITIES -- 22.5%

            1,385,000     Community Development Administration, Department          4/01 at 102                Aa2      1,464,554
                             of Housing and Community Development, State
                             of Maryland, Single Family Program Bonds, 1991
                             Fourth Series, 7.450%, 4/01/32 (Alternative
                             Minimum Tax)

                          Community Development Administration, Department
                          of Housing and Community Development, State of
                          Maryland, Multi-Family Housing Revenue Bonds
                          (Insured Mortgage Loans), 1992 Series D:
              700,000        6.700%, 5/15/27                                        5/02 at 102                Aa3        737,387
              500,000        6.750%, 5/15/33                                        5/02 at 102                Aa3        526,660

            1,000,000     Baltimore City, Maryland, Mortgage                       12/02 at 102                AAA      1,063,430
                             Revenue Refunding Bonds, Series 1992 (GNMA
                             Collateralized-Tindeco Wharf Apartments
                             Project), 6.700%, 12/20/28

              990,000     Howard County, Maryland, Mortgage                         7/02 at 102                Aaa      1,038,619
                             Revenue Refunding Bonds, Series 1992 (Howard
                             Hills Townhouses Project-FHA Insured Mortgage Loan),
                             6.400%, 7/01/24

            2,000,000     Howard County, Maryland, Multifamily                      7/02 at 104               Baa2      2,206,820
                             Housing Revenue Refunding Bonds, Series 1994
                             (Chase Glen Project), 7.000%, 7/01/24
                             (Mandatory put 7/01/04)

            1,000,000     Housing Opportunities Commission of                       7/05 at 102                 Aa      1,031,560
                             Montgomery County (Montgomery County, Maryland),
                             Multifamily Housing Revenue Bonds, 1995
                             Series A, 6.000%, 7/01/20

_____
10

            PRINCIPAL                                                             OPTIONAL CALL                            MARKET
               AMOUNT     DESCRIPTION                                               PROVISIONS*          RATINGS**          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                          HOUSING FACILITIES -- CONTINUED

          $ 1,615,000     Housing Opportunities Commission of Montgomery            7/04 at 102                Aa2    $ 1,711,432
                             County (Montgomery County, Maryland),
                             Single Family Mortgage Revenue Bonds,
                             1994 Series A, 6.600%, 7/01/14

            1,550,000     Housing Authority of Prince George's County,              1/02 at 102                Aaa      1,650,595
                             Maryland, Mortgage Revenue Refunding Bonds,
                             Series 1992A (New Keystone Apartments Project-FHA
                             Insured Mortgage Loan), 6.800%, 7/01/25

            3,000,000     Housing Authority of Prince George's County (Maryland),   8/07 at 102                AAA      3,035,340
                             FHLMC/FNMA/GNMA Collateralized, Single Family
                             Mortgage Revenue Bonds, Series 1997, 5.750%,
                             8/01/26 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
                            LEASE RENTAL -- 6.2%

            1,760,000     Maryland Stadium Authority, Convention Center            12/04 at 102                Aaa      1,875,544
                             Expansion Lease Revenue Bonds, Series 1994,
                             5.875%, 12/15/12

                          Maryland Stadium Authority, Sports Facilities Lease
                             Revenue Bonds, Series 1989D:
              500,000        7.375%, 12/15/04 (Alternative Minimum Tax)            12/99 at 102                 Aa        538,255
              500,000        7.500%, 12/15/10 (Alternative Minimum Tax)            12/99 at 102                 Aa        537,830

            1,000,000     Mayor and City Council of Baltimore                      10/07 at 102                Aaa        992,470
                             (City of Baltimore, Maryland), Certificates
                             of Participation (Emergency Telecommunications
                             Facilities), Series 1997A, 5.000%, 10/01/17
---------------------------------------------------------------------------------------------------------------------------------
                             OTHER REVENUE -- 3.3%

            1,000,000     Montgomery County, Maryland, Solid Waste System           6/03 at 102                Aaa      1,050,380
                             Revenue Bonds (1993 Series A), 5.875%, 6/01/13
                             (Alternative Minimum Tax)

            1,000,000     Northeast Maryland Waste Disposal                        No Opt. Call                Aaa      1,054,710
                             Authority, Resource Recovery Revenue Refunding
                             Bonds (Southwest Resource Recovery Facility),
                             Series 1993, 6.900%, 1/01/00
---------------------------------------------------------------------------------------------------------------------------------
                          POLLUTION CONTROL FACILITIES -- 5.1%

            1,500,000     Mayor and City Council of Baltimore (Maryland),           4/02 at 103                AA-      1,642,830
                             Port Facilities Revenue Bonds (Consolidation Coal
                             Sales Company Project), Series 1984B, 6.500%, 10/01/11

            1,500,000     Prince George's County, Maryland, Pollution Control       1/03 at 102                 A1      1,606,335
                             Revenue Refunding Bonds (Potomac Electric Project),
                             1993 Series, 6.375%, 1/15/23

_____
11

                          PORTFOLIO OF INVESTMENTS (UNAUDITED)
                          MARYLAND -- CONTINUED

            PRINCIPAL                                                             OPTIONAL CALL                            MARKET
               AMOUNT     DESCRIPTION                                               PROVISIONS*          RATINGS**          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                          TRANSPORTATION -- 9.7%

            $2,525,000    Maryland Transportation Authority,                        7/04 at 102                Aaa    $ 2,684,100
                             Special Obligation Revenue Bonds,
                             Baltimore/Washington International Airport Projects,
                             Series 1994-A (Qualified Airport Bonds), 6.400%,
                             7/01/19 (Alternative Minimum Tax)

            1,000,000     Maryland Transportation Authority, Transportation         7/02 at 100                 A1      1,029,970
                             Facilities Projects, Revenue Bonds, Series 1992,
                             5.750%, 7/01/15

            2,500,000     Washington Metropolitan Area Transit Authority            1/04 at 102                Aaa      2,511,325
                             (District of Columbia), Gross Revenue Transit
                             Refunding Bonds, Series 1993, 5.250%, 7/01/14
----------------------------------------------------------------------------------------------------------------------------------
                          UTILITIES -- 0.3%

              185,000     Puerto Rico Electric Power Authority, Power           7/99 at 101 1/2               Baa1        196,958
                             Revenue Refunding Bonds, Series 1989-N,
                             7.125%, 7/01/14
----------------------------------------------------------------------------------------------------------------------------------
                          WATER/SEWER FACILITIES -- 2.4%

            1,500,000     City of Baltimore, Maryland (Mayor and City Council      7/06 at 101                Aaa      1,531,320
                             of Baltimore) Project and Refunding Revenue Bonds
                             (Water Projects) Series 1996-A, 5.500%, 7/01/26
----------------------------------------------------------------------------------------------------------------------------------
          $58,680,000     Total Investments -- (cost $58,776,345) - 97.2%                                              62,222,459
----------------------------------------------------------------------------------------------------------------------------------
                          TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES -- 2.0%

              500,000     University of Maryland System, Revolving Equipment                                VMIG-1        500,000
                             Loan Program, Variable Rate Demand Bonds,
                             Series B, 3.800%, 7/01/15+

              800,000     University of Maryland System, Revolving Equipment                                VMIG-1        800,000
                             Loan Program, Variable Rate Demand Bonds,
                             Series A, 3.800%, 7/01/15+
----------------------------------------------------------------------------------------------------------------------------------
           $1,300,000     Total Temporary Investments -- 2.0%                                                           1,300,000
----------------------------------------------------------------------------------------------------------------------------------
                          Other Assets Less Liabilities -- 0.8%                                                           486,602
                          --------------------------------------------------------------------------------------------------------
                          Net Assets -- 100%                                                                          $64,009,061
                          --------------------------------------------------------------------------------------------------------

                          * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                          ** Ratings: Using the higher of Standard & Poor's or Moody's ratings.
                          *** Securities are backed by an escrow which ensures the timely rated securities or trust containing sufficient U.S. payment of principal and Government or U.S. Government agency interest. Securities are securities, normally considered to be equivalent to AAA
                          + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                        (DD) Security purchased on a delayed delivery basis (see note 1).

                        (WI)   Security purchased on a when-issued
                               basis (note 1).

                         N/R - Investment is not rated.

_____
12                              See accompanying notes to financial statements.

STATEMENT OF NET ASSETS (UNAUDITED)
NOVEMBER 30, 1997

                                                                                                           MARYLAND
-------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)                                           $62,222,459
Temporary investments in short-term municipal securities, at amortized cost,
  which approximates market value (note 1)                                                                1,300,000
Receivables:
  Interest                                                                                                1,307,430
  Investments sold                                                                                        1,495,972
  Shares sold                                                                                               130,130
Other assets                                                                                                 42,565
-------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                       66,498,556
===================================================================================================================
LIABILITIES
Cash overdraft                                                                                              327,930
Payable for investments purchased                                                                         1,937,299
Accrued expenses:
  Management fees (note 6)                                                                                   25,776
  12b-1 distribution and service fees (notes 1 and 6)                                                         4,127
  Other                                                                                                      28,805
Dividends payable                                                                                           165,558
-------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                   2,489,495
===================================================================================================================
Net assets (note 7)                                                                                     $64,009,061
===================================================================================================================
CLASS A SHARES (NOTE 1)
Net assets                                                                                              $16,224,035
Shares outstanding                                                                                        1,550,652
Net asset value and redemption price per share                                                          $     10.46
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20% of offering price)                                                                    $     10.92
===================================================================================================================
CLASS B SHARES (NOTE 1)
Net assets                                                                                              $ 1,038,658
Shares outstanding                                                                                           99,300
Net asset value, offering and redemption price per share                                                $     10.46
===================================================================================================================
CLASS C SHARES (NOTE 1)
Net assets                                                                                              $ 2,208,645
Shares outstanding                                                                                          211,205
Net asset value, offering and redemption price per share                                                $     10.46
===================================================================================================================
CLASS R SHARES (NOTE 1)
Net assets                                                                                              $44,537,723
Shares outstanding                                                                                        4,250,991
Net asset value, offering and redemption price per share                                                $     10.48
===================================================================================================================

                                 See accompanying notes to financial statements.
_____
13

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED NOVEMBER 30, 1997

                                                                                 MARYLAND
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                            $1,730,396
-----------------------------------------------------------------------------------------

EXPENSES
Management fees (note 6)                                                          169,843
12b-1 service fees -- Class A (notes 1 and 6)                                      14,929
12b-1 distribution and service fees -- Class B (notes 1 and 6)                      2,998
12b-1 distribution and service fees -- Class C (notes 1 and 6)                      7,832
Shareholders' servicing agent fees and expenses                                    25,942
Custodian's fees and expenses                                                      22,670
Trustees' fees and expenses (note 6)                                                  602
Professional fees                                                                   7,532
Shareholders' reports - printing and mailing expenses                              14,517
Federal and state registration fees                                                 2,901
Other expenses                                                                        892
-----------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                       270,658
   Expense reimbursement (note 6)                                                 (17,303)
-----------------------------------------------------------------------------------------
Net expenses                                                                      253,355
-----------------------------------------------------------------------------------------
Net investment income                                                           1,477,041
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and 4)                     37,738
Net change in unrealized appreciation or depreciation of investments            1,270,847
-----------------------------------------------------------------------------------------
Net gain from investments                                                       1,308,585
-----------------------------------------------------------------------------------------
Net increase in net assets from operations                                     $2,785,626
=========================================================================================

                                 See accompanying notes to financial statements.

_____
14

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                                          MARYLAND
                                                                     --------------------------------------------------
                                                                     SIX MONTHS ENDED  FOUR MONTHS ENDED     YEAR ENDED
                                                                             11/30/97            5/31/97        1/31/97
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                     $ 1,477,041        $   961,469    $ 2,797,118
Net realized gain (loss) from investment
    transactions (notes 1 and 4)                                               37,738           (122,456)        68,885
Net change in unrealized appreciation or
    depreciation of investments                                             1,270,847            116,827     (1,067,755)
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  2,785,626            955,840      1,798,248
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
    Class A                                                                  (355,564)          (202,348)      (444,620)
    Class B                                                                   (12,017)              (690)           N/A
    Class C                                                                   (43,857)           (28,646)       (71,252)
    Class R                                                                (1,091,367)          (726,336)    (2,248,162)
-----------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
    to shareholders                                                        (1,502,805)          (958,020)    (2,764,034)
-----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares                                            5,615,475          3,009,545      9,011,948
Net proceeds from shares issued to
    shareholders due to reinvestment
    of distributions                                                          994,320            626,481      1,781,550
-----------------------------------------------------------------------------------------------------------------------
                                                                            6,609,795          3,636,026     10,793,498
-----------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                    (2,419,753)        (2,607,528)    (8,005,106)
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund
    share transactions                                                      4,190,042          1,028,498      2,788,392
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                  5,472,863          1,026,318      1,822,606
Net assets at the beginning of period                                      58,536,198         57,509,880     55,687,274
-----------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $64,009,061        $58,536,198    $57,509,880
=======================================================================================================================
Balance of undistributed net investment
    income at end of period                                               $    11,705        $    37,469    $    34,020
=======================================================================================================================

N/A - The Fund was not authorized to issue Class B Shares prior to February 1, 1997 (see note 1).

                                 See accompanying notes to financial statements.

_____
15

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Maryland Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December, 1996.

After the close of business on January 31, 1997, Nuveen Maryland Tax-Free Value Fund was reorganized into the Trust and renamed Nuveen Maryland Municipal Bond Fund. Nuveen Maryland Tax-Free Value Fund had a January 31 fiscal year end prior to being reorganized into the Trust and now has a May 31 fiscal year end.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Fund had a when-issued purchase commitment of $990,089 and a delayed delivery purchase commitment of $947,210.

INTEREST INCOME
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

_____
16

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

INCOME TAXES
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Maryland state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

FLEXIBLE SALES CHARGE PROGRAM
The Fund offers Class A, B, C and Class R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held (CDSC declines to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

_____
17

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

DERIVATIVE FINANCIAL INSTRUMENTS
The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.

EXPENSE ALLOCATION
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

_____
18

2. FUND SHARES

Transactions in Fund shares were as follows:

                   SIX MONTHS ENDED 11/30/97   FOUR MONTHS ENDED 5/31/97       YEAR ENDED 1/31/97
               -----------------------------------------------------------------------------------
                      SHARES          AMOUNT      SHARES       AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------------------------
Shares sold:
  Class A           297,183      $ 3,082,323    173,922   $ 1,782,262        599,512     $ 6,107,242
  Class B            84,210          874,029     14,619       149,109            N/A             N/A
  Class C            20,584          213,236     19,110       194,556         82,446         841,446
  Class R           139,158        1,445,887     86,096       883,618        201,418       2,063,260

Shares issued to shareholders
  due to reinvestment
  of distributions:
  Class A            25,560          265,323     14,385       146,945         30,226         308,915
  Class B               480            4,991         14           147            N/A             N/A
  Class C             3,410           35,347      2,157        22,020          5,415          55,286
  Class R            66,307          688,659     44,709       457,369        138,494       1,417,349
----------------------------------------------------------------------------------------------------
                    636,892        6,609,795    355,012     3,636,026      1,057,511      10,793,498
----------------------------------------------------------------------------------------------------
Shares redeemed:
    Class A         (38,647)        (400,980)   (72,253)     (733,516)      (137,185)     (1,394,119)
    Class B             (23)            (240)        --            --            N/A             N/A
    Class C         (18,172)        (186,731)    (9,738)      (99,104)       (32,039)       (327,651)
    Class R        (176,159)      (1,831,802)  (173,454)   (1,774,908)      (615,881)     (6,283,336)
----------------------------------------------------------------------------------------------------
                   (233,001)      (2,419,753)  (255,445)   (2,607,528)      (785,105)     (8,005,106)
----------------------------------------------------------------------------------------------------
Net increase        403,891      $ 4,190,042     99,567   $ 1,028,498        272,406     $ 2,788,392
====================================================================================================

N/A - The Fund was not authorized to issue Class B shares prior to February 1, 1997.

3. DISTRIBUTIONS TO SHAREHOLDERS

On December 9, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:

----------------------------------------------------------------------------------------------------
Dividend per share:
 Class A                                                                                      $.0415
 Class B                                                                                       .0350
 Class C                                                                                       .0365
 Class R                                                                                       .0430
----------------------------------------------------------------------------------------------------

_____
19

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $7,921,640 and $3,552,750, respectively. Purchase and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $4,900,000 and $4,300,000, respectively.

At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund's last fiscal year end, the Fund had unused capital loss carryforwards of $634,930 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $135,110 of the carryforwards will expire in the year 2002, $377,963 in the year 2003 and $121,857 in the year 2005.

5. UNREALIZED APPRECIATION (DEPRECIATION)

At November 30, 1997, net unrealized appreciation aggregated $3,446,114, all of which related to appreciated securities.

_____
20

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

AVERAGE DAILY NET ASSET VALUE                   MANAGEMENT FEE
---------------------------------------------------------------
For the first $125 million                          .5500 of 1%
For the next $125 million                           .5375 of 1
For the next $250 million                           .5250 of 1
For the next $500 million                           .5125 of 1
For the next $1 billion                             .5000 of 1
For net assets over $2 billion                      .4750 of 1
---------------------------------------------------------------

The Adviser waived part of its management fees or reimbursed certain expenses of the Fund in order to limit total expenses to .75 of 1% of the average daily net assets, excluding any applicable 12b-1 fees. In addition, the Adviser may also voluntarily reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $82,200 of which approximately $67,100 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, all of which were paid to compensate dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $38,800 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $5,300 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $1,100 of CDSC on share redemptions during the six months ended November 30, 1997.

7. COMPOSITION OF NET ASSETS

At November 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

---------------------------------------------------------------------------------------------
Capital paid-in                                                                   $61,147,833
Balance of undistributed net investment income                                         11,705
Accumulated net realized gain (loss) from investment transactions                    (596,591)
Net unrealized appreciation of investments                                          3,446,114
---------------------------------------------------------------------------------------------
Net assets                                                                        $64,009,061
=============================================================================================

_____
21

                       FINANCIAL HIGHLIGHTS (UNAUDITED)

                       Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                    OPERATING PERFORMANCE        LESS DISTRIBUTIONS
                                        -------------------------    ----------------------

                                                           NET
MARYLAND                         NET              REALIZED AND       DIVIDENDS                           NET        TOTAL
                               ASSET                UNREALIZED       FROM TAX-                         ASSET       RETURN
                               VALUE        NET    GAIN (LOSS)      EXEMPT NET  DISTRIBUTIONS          VALUE       ON NET
YEAR ENDING                BEGINNING  INVESTMENT          FROM      INVESTMENT   FROM CAPITAL         END OF        ASSET
MAY 31,                    OF PERIOD  INCOME (B)   INVESTMENTS          INCOME          GAINS         PERIOD    VALUE (A)
---------------------------------------------------------------------------------------------------------------------------
 CLASS A (9/94)
 1998 (g)                    $ 10.25        $.24        $  .22         $ (.25)          $  --        $ 10.46         4.51%
 1997 (f)                      10.25         .16           .01           (.17)             --          10.25         1.63
 1997 (e)                      10.43         .46          (.15)          (.49)             --          10.25         3.06
 1996 (e)                       9.60         .48           .85           (.50)             --          10.43        14.07
 1995 (c)                       9.84         .20          (.23)          (.21)             --           9.60         (.26)

CLASS B (3/97)
 1998 (g)                      10.25         .20           .22           (.21)             --          10.46         4.13
 1997 (d)                      10.29         .10          (.04)          (.10)             --          10.25          .83

Class C (9/94)
 1998 (g)                      10.24         .21           .23           (.22)             --          10.46         4.32
 1997 (f)                      10.24         .15            --           (.15)             --          10.24         1.43
 1997 (e)                      10.42         .39          (.16)          (.41)             --          10.24         2.28
 1996 (e)                       9.59         .41           .84           (.42)             --          10.42        13.24
 1995 (c)                       9.75         .16          (.15)          (.17)             --           9.59          .12

Class R (12/91)
 1998 (g)                      10.26         .25           .23           (.26)             --          10.48         4.70
 1997 (f)                      10.26         .17            --           (.17)             --          10.26         1.68
 1997 (e)                      10.44         .47          (.14)          (.51)             --          10.26         3.29
 1996 (e)                       9.61         .51           .84           (.52)             --          10.44        14.33
 1995 (e)                      10.62         .51         (1.01)          (.51)             --           9.61        (4.58)
 1994 (e)                       9.91         .51           .72           (.50)           (.02)         10.62        12.71
 1993 (e)                       9.53         .44           .39           (.44)           (.01)          9.91         8.96
 1992 (c)                       9.53          --            --             --              --           9.53           --
---------------------------------------------------------------------------------------------------------------------------

 *  Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After the waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(c) From commencement of class operations as noted through January
    31.
(d) From commencement of class operations as noted through May 31.
(e) For year ending January 31.
(f) For the four months ending May 31.
(g) For the six months ending November 30, 1997.

_____
22

                                     RATIOS/SUPPLEMENTAL DATE
----------------------------------------------------------------------------------------------------
                                        RATIO                              RATIO
                                       OF NET                             OF NET
                     RATIO OF      INVESTMENT           RATIO OF      INVESTMENT
                     EXPENSES       INCOME TO           EXPENSES       INCOME TO
                   TO AVERAGE         AVERAGE         TO AVERAGE         AVERAGE
                   NET ASSETS      NET ASSETS         NET ASSETS      NET ASSETS
    NET ASSETS         BEFORE          BEFORE              AFTER           AFTER          PORTFOLIO
 END OF PERIOD     REIMBURSE-      REIMBURSE-         REIMBURSE-      REIMBURSE-           TURNOVER
(IN THOUSANDS)           MENT            MENT            MENT(B)         MENT(B)               RATE
----------------------------------------------------------------------------------------------------
      $ 16,224            .99%*          4.62%*              .94%*          4.67%*                6%
        12,977           1.02*           4.83                .95*           4.90*                 3
        11,788           1.12            4.67               1.00            4.79                  4
         6,860           1.33            4.41               1.00            4.74                 17
         1,605           1.59*           4.67*              1.00*           5.26*                35

         1,039           1.74*           3.84*              1.68*           3.90*                 6
           150           1.76*           3.94*              1.70*           4.00*                 3

         2,209           1.54*           4.07*              1.49*           4.12*                 6
         2,103           1.57*           4.28*              1.50*           4.35*                 3
         1,985           1.87            3.93               1.75            4.05                  4
         1,438           2.06            3.73               1.75            4.04                 17
           860           1.86*           4.44*              1.75*           4.55*                35

        44,538            .79*           4.82*               .74*           4.87*                 6
        43,306            .82*           5.03*               .75*           5.10*                 3
        43,738            .87            4.94                .75            5.06                  4
        47,389           1.04            4.78                .75            5.07                 17
        42,741            .89            5.14                .75            5.28                 35
        47,822            .86            4.74                .75            4.85                  4
        28,283           1.02*           4.69*               .75*           4.96*                20
            15             --              --                 --              --                 --
----------------------------------------------------------------------------------------------------

____
23

ADDITIONAL INVESTMENT OPPORTUNITIES


NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH FUNDS
Nuveen Rittenhouse Growth Fund

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate
Limited Term

STATE FUNDS
Alabama        Michigan
Arizona        Missouri
California     New Jersey
Colorado       New Mexico
Connecticut    New York
Florida        North Carolina
Georgia        Ohio
Kansas         Pennsylvania
Kentucky       South Carolina
Louisiana      Tennessee
Maryland       Virginia
Massachusetts  Wisconsin


To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 621-7227.

______
24

FUND INFORMATION

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

TRANSFER AGENT AND SHAREHOLDER SERVICES
Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, CO 80217-5330

(800) 621-7227

LEGAL COUNSEL
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
Chicago, Illinois

______
25

                       SERVING INVESTORS FOR GENERATIONS

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

NUVEEN
Municipal
Bond Funds


November 30, 1997


Semiannual Report

[PHOTO APPEARS HERE]

Dependable, tax-free income
to help you keep more of
what you earn.





Florida

Florida
Intermediate

CONTENTS


 1 DEAR SHAREHOLDER

 3 ANSWERING YOUR QUESTIONS

 6 FLORIDA PERFORMANCE OVERVIEW

 8 FLORIDA INTERMEDIATE
   PERFORMANCE OVERVIEW

10 PORTFOLIO OF INVESTMENTS

27 STATEMENT OF NET ASSETS

28 STATEMENT OF OPERATIONS

29 STATEMENT OF CHANGES IN NET ASSETS

31 NOTES TO FINANCIAL STATEMENTS

39 FINANCIAL HIGHLIGHTS

44 ADDITIONAL INVESTMENT OPPORTUNITIES

45 FUND INFORMATION

                        DEAR SHAREHOLDER

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime to build. Once achieved, it should be preserved.


It's a pleasure to share with you the outstanding performance records of the Nuveen Flagship Florida and Florida Intermediate Municipal Bond Funds for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the portfolios of municipal bonds. As of November 30, 1997, Class A shareholders in the Florida Fund were receiving a current yield on net asset value of 4.38%. For the shorter-term Florida Intermediate Fund, Class A shareholders were receiving a current yield on net asset value of 4.13%. To match these yields, investors in the 31% federal income tax bracket would have had to earn at least 6.35% and 5.99%, respectively, on taxable alternatives.

During this same period, the Florida Fund provided Class A shareholders with a competitive total return on net asset value of 6.51% with income and capital gains reinvested, outpacing the average return of 6.47% for its peer group, the Lipper Florida municipal bond fund category. The Florida Intermediate Fund generated a 6.61% total return on net asset value, far outpacing its peer group average of 5.28% for the Lipper Florida intermediate municipal bond fund category. You will find additional details on the performance of the funds on pages 6-9.

THE YEAR IN REVIEW

Over the past year, U.S. investors have benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches

_____
1

"The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation."

by Fed Chairman Alan Greenspan. Still, falling commodity prices kept producer prices in check, while low import prices--due in part to the weakness in Asian markets--limited U.S. companies' ability to raise prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and the passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

HELPING YOU BUILD A BETTER PORTFOLIO

The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,

/s/ Timothy R. Schwertfeger

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

January 15, 1998

_____
2

ANSWERING YOUR QUESTIONS

[PHOTO OF TED NEILD APPEARS HERE]

TED NEILD, MANAGING DIRECTOR OF NUVEEN'S PORTFOLIO MANAGEMENT TEAM, TALKS ABOUT THE MUNICIPAL BOND MARKET AND OFFERS INSIGHTS INTO FACTORS THAT AFFECTED THE PERFORMANCE OF THE FUNDS OVER THE PAST YEAR.

WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE PERFORMANCE OF THE MUNICIPAL BONDS OVER THE PAST YEAR?

Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation, and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. The strong total returns produced in this environment were somewhat muted by a heavy supply of newly issued bonds that temporarily reduced bond prices. The increased supply worked to our advantage, however, as it expanded opportunities to find value in the marketplace.

HOW HAVE THE FUNDS PERFORMED DURING THIS PERIOD?

As Tim mentioned in his letter to shareholders, the funds performed well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the Florida Fund was 6.51%, which compares favorably with the one-year average return of 6.47% for the peer group of Florida long-term municipal bond funds tracked by Lipper Analytical Services. The Florida Intermediate Fund generated a 6.61% total return on net asset value for the period, compared with its peer group average of 5.28% - a 133 basis point difference.

_____
3

"The price appreciation of the bonds in the portfolios allowed us to maintain strong dividends even as interest rates fell during the year."

GIVEN THE CURRENT MUNICIPAL MARKET, WHERE WERE YOU ABLE TO FIND VALUE?

One of the ways that we achieved such outstanding performance and created value for shareholders was by finding well-structured bonds to add to the portfolios. We looked for bonds with the combination of maturity, credit quality and call protection that we felt would appreciate in value. Well-structured state bonds are becoming more difficult to find in the competitive marketplace, so those bonds in our portfolios are increasing in value. The price appreciation of the bonds in the portfolios allowed us to maintain strong dividends even as interest rates fell during the year. In addition, we uncovered a number of undervalued securities in health care, airport and housing sectors that we feel will appreciate in value relative to similar bonds. For the intermediate fund, we also found value in some non-callable bonds with maturities in the long end of the intermediate-term range.

WHAT ARE YOUR KEY STRATEGIES FOR THE COMING YEAR?

To sustain this level of performance, we take a holistic approach to portfolio management - assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, we will continue to selectively purchase the bonds that we feel will keep the portfolios balanced in all of these areas. With the future of the economy so uncertain and many experts calling for a market correction, we will lean toward a more cautious portfolio management strategy in the coming months.

_____
4

"Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand."

As part of our value investing approach, we will also continue to look for individual bonds that offer good long-term value with the potential for appreciating returns. Our thorough research helps us find investment-quality bonds that offer the best values - such as bonds from specific regions and sectors that have the best potential for performance and appreciation. We plan to continue to search for bonds with pre-refunding potential, as well as those that we feel are undervalued by the market as a whole.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.

_____
5

Nuveen Flagship Florida
Municipal Bond Fund

PERFORMANCE OVERVIEW
As of November 30, 1997

FUND HIGHLIGHTS
-----------------------------------------------------------------------------------------------------
SHARE CLASS                                                    A           B           C           R
Inception Date                                              6/90        2/97        9/95        2/97
 .....................................................................................................
Net Asset Value (NAV)                                     $10.86      $10.87      $10.87      $10.86
 .....................................................................................................
CUSIP                                                  67065L708   67065L658   67065L641   67065L872
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Total Net Assets ($000)                                                                     $358,107
 .....................................................................................................
Average Weighted Maturity (Years)                                                              21.15
 .....................................................................................................
Average Weighted Duration (Years)                                                               7.28
-----------------------------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN/1/
-----------------------------------------------------------------------------------------------------
SHARE CLASS                                    A(NAV)    A(OFFER)          B           C           R
1-Year                                          6.51%       2.05%       5.86%       5.95%       6.70%
 .....................................................................................................
5-Year                                          6.69%       5.78%       6.09%       6.13%       6.72%
 .....................................................................................................
Since Inception                                 7.81%       7.20%       7.21%       7.24%       7.84%
-----------------------------------------------------------------------------------------------------

TAX-FREE YIELDS
-----------------------------------------------------------------------------------------------------
SHARE CLASS                                    A(NAV)    A(OFFER)          B           C           R
Dist Rate                                       5.08%       4.87%       4.36%       4.53%       5.30%
 .....................................................................................................
SEC 30-Day Yld                                  4.38%       4.20%       3.63%       3.83%       4.58%
 .....................................................................................................
Taxable Equiv Yld/2/                            6.35%       6.09%       5.26%       5.55%       6.64%
-----------------------------------------------------------------------------------------------------

/1/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/2/ Based on SEC Yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

/3/ The fund paid a capital gains distribution to shareholders in January of $0.0010 per share.

_____
6

Credit Quality

                           [PIE CHART APPEARS HERE]

BBB/NR              15%
A                   10%
AA                  10%
AAA/Pre-refunded    65%

--------------------------------------------------------------------------------

Diversification

                           [PIE CHART APPEARS HERE]

Health Care                   17%
Other                          4%
Forest/Paper Products          5%
Water & Sewer                  7%
Tax Obligation (G.O.)          7%
Long-Term Care                 7%
Tax Obligation (Limited)      16%
Utilities                     11%
U.S. Guaranteed               10%
Housing (Multi-Family)         9%
Housing (Single-Family)        7%

--------------------------------------------------------------------------------

Dividend History (A Shares)/3/

                           [BAR GRAPH APPEARS HERE]

0.04684        Dec.  1996
0.04857        Jan.  1997
0.0461         Feb.  1997
0.0461         Mar.  1997
0.0461         Apr.  1997
0.0461         May   1997
0.046          June  1997
0.046          July  1997
0.046          Aug.  1997
0.046          Sept. 1997
0.046          Oct.  1997
0.046          Nov.  1997

Nuveen Flagship Florida Intermediate
MUNICIPAL BOND FUND

PERFORMANCE OVERVIEW
As of November 30, 1997

FUND HIGHLIGHTS
-----------------------------------------------------------------------------------
SHARE CLASS                                             A           C           R
Inception Date                                       9/94        2/94        2/97
 ...................................................................................
Net Asset Value (NAV)                              $10.39      $10.38     $ 10.41
 ...................................................................................
CUSIP                                           67065L864   67065L856   67065L849
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Total Net Assets ($000)                                                   $12,254
 ...................................................................................
Average Weighted Maturity (Years)                                            9.80
 ...................................................................................
Average Weighted Duration (Years)                                            7.28
-----------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN/1/
-----------------------------------------------------------------------------------
SHARE CLASS                             A(NAV)    A(OFFER)          C           R
1-Year                                   6.61%       3.38%       5.95%       6.98%
 ...................................................................................
3-Year                                   8.76%       7.65%       8.18%       8.89%
 ...................................................................................
Since Inception                          6.50%       5.66%       5.90%       6.60%
-----------------------------------------------------------------------------------

TAX-FREE YIELDS
-----------------------------------------------------------------------------------
SHARE CLASS                             A(NAV)    A(OFFER)          C           R
Dist Rate                                4.50%       4.37%       3.99%       4.73%
 ...................................................................................
SEC 30-Day Yld                           4.13%       4.00%       3.58%       4.32%
 ...................................................................................
Taxable Equiv Yld/2/                     5.99%       5.80%       5.19%       6.26%
-----------------------------------------------------------------------------------

/1/ Class A Share returns are actual. Class C and R Share returns are actual for the period since class inception; returns prior to class inception are Class A Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 3% maximum up-front sales charge. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within one year which is not reflected in the one-year total return.

/2/ Based on SEC Yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

/3/ The fund paid a capital gains distribution to shareholders in December of $0.0174 per share.

_____
8

Credit Quality

                           [PIE CHART APPEARS HERE]

BBB/NR         13%
AA              9%
A               8%
AAA            72%

--------------------------------------------------------------------------------

Diversification

Tax Obligation (G.O.)                   17%
Transportation                          15%
Water & Sewer                            8%
Health Care                              7%
Housing (Multi-Family)                   7%
Housing (Single-Family)                  6%
Utilities                                5%
Other                                    4%
Long-Term Care                           3%
Tax Obligation (Limited)                28%

--------------------------------------------------------------------------------

Dividend History (A Shares)/3/

                           [BAR GRAPH APPEARS HERE]

0.03939        Dec.  1996
0.03949        Jan.  1997
0.0388         Feb.  1997
0.0388         Mar.  1997
0.0388         Apr.  1997
0.0388         May   1997
0.039          June  1997
0.039          July  1997
0.039          Aug.  1997
0.039          Sept. 1997
0.039          Oct.  1997
0.039          Nov.  1997

                           PORTFOLIO OF INVESTMENTS (UNAUDITED)
                           NUVEEN FLAGSHIP FLORIDA

            PRINCIPAL                                                                  OPTIONAL CALL                     MARKET
               AMOUNT      DESCRIPTION                                                  PROVISIONS*     RATINGS**         VALUE
-------------------------------------------------------------------------------------------------------------------------------
                           EDUCATION -- 0.1%

      $       300,000      Brevard County, Florida, Revenue Educational                11/02 at 102           BBB    $  320,553
                             Facilities Authority, Refunding and Improvement,
                             Florida Institute Technology, 6.875%, 11/01/22
-------------------------------------------------------------------------------------------------------------------------------
                           FOREST AND PAPER PRODUCTS -- 4.7%

                           Escambia County, Florida, Pollution Control
                           Revenue, Champion International
                           Corporation Project:
            5,500,000        6.900%, 8/01/22                                            8/04 at 102          Baa1     6,118,970
            8,350,000        6.400%, 9/01/30                                            9/06 at 102          Baa1     9,073,277

            1,500,000      Nassau County, Florida, Pollution Control Revenue            7/03 at 102          BBB+     1,567,950
                             Refunding, Itt Rayonier Inc. Project,
                             6.200%, 7/01/15
-------------------------------------------------------------------------------------------------------------------------------
                           HEALTH CARE -- 16.5%

            1,750,000      Jacksonville, Florida, Health Facilities Authority,          6/01 at 102          AAA      1,938,248
                             Hospital Revenue, New Childrens Hospital
                             at Baptist, 7.000%, 6/01/21

            3,000,000      Jacksonville, Florida, Health Facilities Authority,         11/01 at 102           AA+     3,312,450
                             Hospital Revenue Refunding Facilities, St. Lukes
                             Hospital Association Project, 7.125%, 11/15/20

            2,000,000      Jacksonville, Florida, Health Facilities Authority,          8/07 at 101          AAA      1,944,840
                             Hospital Revenue, Charity Obligation Group,
                             Series A, 5.125%, 8/15/27

            6,000,000      Lakeland, Florida, Hospital System Revenue,                 11/06 at 102          AAA      5,913,360
                             Lakeland Regional Medical Center, Series A,
                             5.250%, 11/15/25

            2,100,000      Lee County, Florida, Hospital Board Directors,               4/07 at 102          AAA      2,184,714
                             Hospital Revenue, Lee Memorial Health System,
                             Series A, 5.625%, 4/01/16

            2,320,000      Martin County, Florida, Health Facilities Authority,        11/00 at 102          AAA      2,543,462
                             Hospital Revenue Refunding, Martin Memorial
                             Hospital, Series A, 7.125%, 11/15/04

            1,000,000      Martin County, Florida, Health Facilities Authority,        11/00 at 102          AAA      1,101,380
                             Hospital Revenue Refunding, Martin Memorial
                             Hospital, Series B, 7.100%, 11/15/20

                           North Broward, Florida, Hospital District Revenue
                           Refunding and Improvement:
            1,000,000        5.250%, 1/15/17                                            1/07 at 101          AAA        996,350
            3,000,000        5.375%, 1/15/24                                            1/07 at 101          AAA      3,003,540

_____
10

     PRINCIPAL                                                                    OPTIONAL CALL                               MARKET
        AMOUNT           DESCRIPTION                                                PROVISIONS*     RATINGS**                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                         HEALTH CARE -- CONTINUED

  $  1,260,000           North Miami, Florida, Health Facilities Authority,         9/00 at 102            A+           $  1,375,857
                           Health Facility Revenue, Villa Maria Housing,
                           Series B, Bon Secours, 7.500%, 9/01/12

     2,500,000           Orange County, Florida, Health Facilities Authority,      11/01 at 102           AAA              2,752,350
                           Hospital Revenue, Adventist Health/Sunbelt,
                           Series A, 6.875%, 11/15/15

     2,500,000           Orange County, Florida, Health Facilities Authority,      11/01 at 102           AAA              2,741,125
                           Hospital Revenue, Adventist Health/Sunbelt,
                           Series B, 6.750%, 11/15/21

    11,895,000           Orange County, Florida, Health Facilities Authority,      11/05 at 102           AAA             11,754,044
                           Hospital Revenue, Adventist Health System
                           Refunding, 5.250%, 11/15/20

     2,070,000           Orange County, Florida, Health Facilities Authority,      No Opt. Call           AAA              2,366,817
                           Hospital Revenue, Orlando Regional Healthcare,
                           Series A, 6.250%, 10/01/18

     5,455,000           Orange County, Florida, Health Facilities Authority,      No Opt. Call           AAA              6,279,632
                           Hospital Revenue, Refunding, Orlando, Regional
                           Healthcare, Series C, 6.250%, 10/01/21

     1,000,000           St. Johns County, Florida, Industrial Development          8/02 at 102            A2              1,026,410
                           Authority, Hospital Revenue, Flagler Hospital
                           Project, 6.000%, 8/01/22

       630,000           Saint Petersburg, Florida, Health Facilities Authority,   12/01 at 102           AAA                696,982
                           Allegany Health, Series A, 7.000%, 12/01/15

     2,000,000           Saint Petersburg, Florida, Health Facilities              12/01 at 102           AAA              2,194,500
                           Authority, Allegany Health System, St. Anthony's,
                           6.750%, 12/01/21

     1,610,000           Saint Petersburg, Florida, Health Facilities              12/01 at 102           AAA              1,781,175
                           Authority, Allegany Health System, St. Mary's,
                           7.000%, 12/01/21

                         Tampa, Florida, Allegany Health System,
                         St. Joseph:
     1,000,000             6.750%, 12/01/17                                        12/01 at 102           AAA              1,097,250
     2,000,000             6.500%, 12/01/23                                        12/04 at 102           AAA              2,205,080
------------------------------------------------------------------------------------------------------------------------------------
                         HOUSING/MULTIFAMILY -- 8.6%

       600,000           Broward County, Florida, Housing Finance                   2/05 at 102           AAA                650,772
                           Authority, Multifamily Housing Revenue
                           Refunding, Lakeside Apartments Project,
                           7.000%, 2/01/25

_____
11

                    PORTFOLIO OF INVESTMENTS (UNAUDITED)
                    NUVEEN FLAGSHIP FLORIDA -- CONTINUED

     PRINCIPAL                                                             OPTIONAL CALL                         MARKET
        AMOUNT      DESCRIPTION                                             PROVISIONS*        RATINGS**          VALUE
-----------------------------------------------------------------------------------------------------------------------
                    HOUSING/MULTIFAMILY -- CONTINUED

  $    250,000      Broward County, Florida, Housing Finance                 8/06 at 102             AAA    $   263,758
                         Authority, Multifamily Housing Revenue
                         Refunding, Boardwalk Apartments Project,
                         6.200%, 8/01/16

     2,700,000      Duval County, Florida, Housing Finance Authority,        4/05 at 102            BBB+      2,860,137
                         Multifamily Housing Revenue Refunding,
                         Greentree Place Project, 6.750%, 4/01/25

       750,000      Florida Housing Finance Agency, Refunding, General       6/02 at 103             AAA        790,590
                         Mortgage, Series A, 6.400%, 6/01/24

                    Florida Housing Finance Agency,
                    Antigua Club Apartments, Series A:
     1,000,000           6.750%, 8/01/14                                     2/05 at 102             AAA      1,084,870
     5,000,000           6.875%, 8/01/26                                     2/05 at 102             AAA      5,414,450

     1,115,000      Florida Housing Finance Agency, Brittany Rosemont        2/05 at 102             AAA      1,207,422
                         Apartments, Series C, 6.875%, 8/01/26

     2,250,000      Florida Housing Finance Agency, Housing, Windchase      12/07 at 102             AAA      2,320,178
                         Apartments Project, Series C, 5.900%, 12/01/27

                    Florida Housing Finance Agency, Refunding, Vineyards
                    Project, Series H:
     1,260,000           6.400%, 11/01/15                                   11/05 at 102            BBB+      1,306,746
     1,660,000           6.500%, 11/01/25                                   11/05 at 102            BBB+      1,727,595

     2,000,000      Florida Housing Finance Agency, Refunding,               8/06 at 102             AAA      2,120,020
                         Multifamily Housing, Series C, 6.200%, 8/01/16

     3,500,000      Florida Housing Finance Agency, Housing,                10/06 at 102             AAA      3,681,160
                         Villas of Capri Project, Series H, 6.100%, 4/01/17

     1,000,000      Florida Housing Finance Agency, Leigh Meadows            9/06 at 102             AAA      1,056,720
                         Apartments, Series N, 6.300%, 9/01/36

     1,000,000      Florida Housing Finance Agency, Housing,                 9/06 at 102             AAA      1,056,720
                         Stoddert Arms Apartments, Series O,
                         6.300%, 9/01/36

       700,000      Florida Housing Finance Agency, Housing Revenue,        12/06 at 102             AAA        725,620
                         The Landings at the Sea Apartment Project,
                         Series Q, 6.050%, 12/01/36

     1,440,000      Florida Housing Finance Agency, Multifamily              6/99 at 103             AAA      1,518,264
                         Housing, Driftwood Terrace, Series I,
                         7.650%, 12/20/31

_____
12

            PRINCIPAL                                                          OPTIONAL CALL                     MARKET
               AMOUNT     DESCRIPTION                                            PROVISIONS*   RATINGS**          VALUE
-----------------------------------------------------------------------------------------------------------------------
                          HOUSING/MULTIFAMILY -- CONTINUED

  $         1,000,000     Orange County, Florida, Housing Finance Authority,    10/01 at 101       BBB+    $  1,036,190
                              Multifamily Housing Revenue, Ashley Point
                              Apartments, Series A, 7.100%, 10/01/24

            1,925,000     Osceola County, Florida, Housing Finance Authority,    6/07 at 100        AAA       1,955,916
                              Multifamily Revenue, Tierra Vista Apartments
                              Project, Series A, 5.800%, 12/01/29
-----------------------------------------------------------------------------------------------------------------------
                          HOUSING/SINGLE FAMILY -- 7.2%

                          Broward County, Florida, Housing Finance Authority,
                          Home Mortgage, Series A:
            4,650,000         0.000%, 4/01/16                                    No Opt. Call       AAA         740,141
            1,690,000         7.900%, 3/01/23                                    3/00 at 102        AAA       1,773,080

            1,825,000     Clay County, Florida, Housing Finance Authority,       3/05 at 102        Aaa       1,936,544
                              Single Family Mortgage, 6.550%, 3/01/28

                          Dade County, Florida, Housing Finance Authority,
                          Single Family Mortgage Revenue, Series B:
              260,000         7.750%, 3/01/17                                    9/00 at 102        Aaa         275,179
              745,000         7.250%, 9/01/23                                    3/01 at 102        Aaa         786,876

            1,005,000     Dade County, Florida, Housing Finance Authority,      12/01 at 102        AAA       1,069,561
                              Single Family Mortgage Revenue Refunding,
                              Series D, 6.750%, 12/15/12

               40,000     Dade County, Florida, Housing Finance Authority,       3/01 at 102        Aaa          42,212
                              Single Family Mortgage Revenue Refunding,
                              Series E, 7.000%, 3/01/24

            1,000,000     Dade County, Florida, Housing Finance Authority,       4/05 at 102        AAA       1,062,400
                              Single Family Mortgage Revenue, 6.700%, 4/01/28

              390,000     Duval County, Florida, Housing Finance Authority,      6/00 at 102        Aaa         411,579
                              Single Family Mortgage Revenue Refunding,
                              Series B, 7.500%, 6/01/15

              195,000     Duval County, Florida, Housing Finance Authority,      6/00 at 102        Aaa         205,764
                              Single Family Mortgage Revenue, Series A,
                              7.850%, 12/01/22

              415,000     Duval County, Florida, Housing Finance Authority,      9/00 at 103        AAA         441,813
                              Single Family Mortgage Revenue, Series C,
                              7.650%, 9/01/10

              720,000     Duval County, Florida, Housing Finance Authority,     10/04 at 102        Aaa         762,487
                              Single Family Mortgage Revenue, GNMA Mortgage
                              Backed Security Program, 6.550%, 10/01/15

_____
13

                     PORTFOLIO OF INVESTMENTS (UNAUDITED)
                     NUVEEN FLAGSHIP FLORIDA -- CONTINUED

           PRINCIPAL                                                              OPTIONAL CALL                       MARKET
              AMOUNT      DESCRIPTION                                               PROVISIONS*   RATINGS**            VALUE
---------------------------------------------------------------------------------------------------------------------------
                          HOUSING/SINGLE FAMILY -- CONTINUED

     $     1,690,000      Escambia County, Florida, Housing Finance Authority,      4/01 at 102         Aaa     $  1,787,175
                             Single Family Mortgage Revenue, Series A,
                             7.400%, 10/01/23

                          Escambia County, Florida, Housing Finance Authority,
                          Single Family Mortgage Revenue, Multi-County
                          Program, Series A:
             325,000         6.900%, 4/01/20                                       10/02 at 102         Aaa          343,844
             630,000         6.950%, 10/01/27                                       4/05 at 102         AAA          679,071

                          Florida Housing Finance Agency, Refunding, Single
                          Family Mortgage, Series A:
           1,270,000         6.250%, 7/01/11                                        7/04 at 102         AAA        1,346,937
             705,000         6.550%, 7/01/14                                        1/05 at 102         AAA          751,650
             705,000         6.650%, 1/01/24                                        1/05 at 102         AAA          751,445

             375,000      Leon County, Florida, Housing Finance Authority,          4/01 at 102         Aaa          395,561
                             Single Family Mortgage Revenue, Multi-County
                             Program, Series A, 7.300%, 4/01/21

           2,245,000      Leon County, Florida, Housing Finance Authority,          No Opt. Call        AAA        2,529,486
                             Single Family Mortgage Revenue, Multi-County
                             Program, Series B, 7.300%, 1/01/28

             845,000      Manatee County, Florida, Housing Finance Authority,      11/05 at 105         Aaa          934,384
                             Mortgage Revenue, Single Family, Sub Series 3,
                             7.600%, 11/01/26

           1,115,000      Orange County, Florida, Housing Finance Authority,        5/99 at 103         Aaa        1,177,239
                             Mortgage Revenue, Series B, 8.100%, 11/01/21

             280,000      Orange County, Florida, Housing Finance Authority,        7/00 at 103         AAA          300,297
                             Mortgage Revenue Refunding, Series A,
                             7.600%, 1/01/24

           1,055,000      Palm Beach County, Florida, Housing Finance               9/00 at 103         Aaa        1,121,845
                             Authority, Single Family Mortgage Purchase
                             Revenue, Series B, 7.600%, 3/01/23

           1,595,000      Pinellas County, Florida, Housing Finance Authority,      2/05 at 102         AAA        1,697,240
                             Single Family Mortgage Revenue, Multi-County
                             Program, Series A, 6.650%, 8/01/21

           1,050,000      Pinellas County, Florida, Housing Finance Authority,      3/07 at 102         Aaa        1,068,134
                             Single Family Mortgage Revenue, Multi-County
                             Program, Series C, 5.800%, 3/01/29

           1,160,000      Polk County, Florida, Housing Finance Authority,          3/01 at 102         Aaa        1,224,647
                             Refunding, Series A, 7.150%, 9/1/23

_____
14

    PRINCIPAL                                                                OPTIONAL CALL                          MARKET
       AMOUNT      DESCRIPTION                                                PROVISIONS*      RATINGS**             VALUE
--------------------------------------------------------------------------------------------------------------------------
                   INDUSTRIAL/OTHER -- 2.2%

  $   750,000      Clay County, Florida, Development Authority,               7/02 at 102            AA-     $     812,018
                       Industrial Development Revenue Refunding,
                       Cargill Inc. Project, 6.400%, 3/01/11

      600,000      Jacksonville, Florida, Industrial Development              3/02 at 102            AA-           643,992
                       Revenue Refunding, Cargill Inc. Project,
                       6.400%, 3/01/11

                   Sanford, Florida, Airport Authority, Industrial
                   Development Revenue, Central Florida Terminals
                   Inc. Project A:
    3,000,000          7.500%, 5/01/15                                        5/06 at 102            N/R         3,123,420
    3,270,000          7.750%, 5/01/21                                        5/06 at 102            N/R         3,444,618
--------------------------------------------------------------------------------------------------------------------------
                   LONG TERM CARE -- 7.0%

    2,735,000      Dade County, Florida, Health Facilities Authority,         8/00 at 102             A1         2,940,152
                       Revenue, Refunding, Catholic Health and
                       Rehabilitation Inc., Series P, 7.125%, 8/15/09

                   Escambia County, Florida, Health Facilities Authority,
                   Health Facility Revenue, Azalea Trace Inc., Refunding:
    1,000,000          6.000%, 1/01/15                                        1/07 at 102            N/R         1,021,300
    1,595,000          6.100%, 1/01/19                                        1/07 at 102            N/R         1,635,736

                   Jacksonville, Florida, Health Facilities Authority,
                   Industrial Development Revenue, National Benevolent,
                   Cypress Village, Series A:
      345,000          6.125%, 12/01/16                                      12/06 at 102           Baa1           362,336
    1,000,000          6.250%, 12/01/26                                      12/06 at 102           Baa1         1,060,040

    1,550,000      Osceola County, Florida, Industrial Development            5/01 at 102            AAA         1,684,556
                       Authority, Evangelical Lutheran Project,
                       6.750%, 5/01/16

    8,000,000      Palm Beach County, Florida, Health Facilities             11/06 at 102             A-         8,107,600
                       Authority, Retirement Community, Adult
                       Communities Total Services Inc., 5.625%, 11/15/20

    4,000,000      Palm Beach County, Florida, Industrial Development        12/06 at 102             A+         4,325,640
                       Revenue, Lourdes Noreen McKeen Residence,
                       Geriatric Care Inc., 6.625%, 12/01/26

_____
15

                              PORTFOLIO OF INVESTMENTS (UNAUDITED)

           PRINCIPAL                                                                 OPTIONAL CALL                            MARKET
              AMOUNT          DESCRIPTION                                              PROVISIONS*         RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                              LONG TERM CARE -- CONTINUED

                              Sarasota County, Florida, Health Facility
                              Authority, Revenue Refunding, Health
                              Facilities, Sunnyside Properties:
        $    855,000                5.500%, 5/15/01                                   No Opt. Call               N/R      $  873,596
             540,000                5.500%, 5/15/02                                   No Opt. Call               N/R         552,836
             570,000                5.500%, 5/15/03                                   No Opt. Call               N/R         583,469
             600,000                5.500%, 5/15/04                                   No Opt. Call               N/R         613,062
             170,000                5.500%, 5/15/05                                   No Opt. Call               N/R         175,557
           1,000,000                6.000%, 5/15/10                                    5/06 at 102               N/R       1,025,430
------------------------------------------------------------------------------------------------------------------------------------
                              TAX OBLIGATION/GENERAL -- 6.9%

                              Florida State, Broward County Expressway Authority:
            4,000,000               9.875%, 7/01/09                                    No Opt. Call               AA+      5,668,800
            1,000,000               10.000%, 7/01/14                                   No Opt. Call               AA+      1,524,690

            2,165,000         Florida State Board Education, Capital Outlay,           No Opt. Call               AA+      3,092,811
                                    9.125%, 6/01/14

            2,990,000         Hillsborough County, Florida, Refunding,                  7/02 at 102               Aa3      3,241,788
                                    Environmentally Sensitive Lands Acquisition
                                    and Protection, 6.250%, 7/01/08

            7,000,000         New York City, Series G, 5.750%, 2/01/20              2/06 at 101 1/2               BBB+     7,107,100

            1,000,000         New York, New York, Refunding, Series F,              8/06 at 101 1/2               BBB+     1,026,630
                                     5.875%, 8/01/24

            2,000,000         Puerto Rico Commonwealth, Public Improvement,            No Opt. Call               AAA      2,346,900
                                     6.500%, 7/01/15

              700,000         Puerto Rico Commonwealth, Refunding, Public           7/07 at 101 1/2                 A        697,466
                                     Improvement, 5.375%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
                              TAX OBLIGATION/LIMITED -- 15.3%

                              Brevard County, Florida, School Board Certificates
                              of Participation, Series A, Refunding:
             500,000                 5.400%, 7/01/11                                   No Opt. Call               AAA        528,650
             500,000                 5.400%, 7/01/12                                   No Opt. Call               AAA        527,160

           3,100,000          Brevard County, Florida, School Board Certificates        7/06 at 102               AAA      3,139,556
                                     of Participation, Series B, Refunding,
                                     5.500%, 7/01/21

           6,230,000          Dade County, Florida, Professional Sports Franchise      10/05 at 102               AAA      6,152,623
                                     Facilities Tax Revenue, 5.250%, 10/01/30

           4,425,000          Dade County, Florida, School Board Certificates           5/06 at 101               AAA      4,480,844
                                     of Participation, Series A, 5.500%, 5/01/25

_____
16

            PRINCIPAL                                                                 OPTIONAL CALL                           MARKET
               AMOUNT          DESCRIPTION                                              PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                               TAX OBLIGATION/LIMITED -- CONTINUED

        $     255,000          Dade County, Florida, Special Obligation,                 4/04 at 102             A3     $    278,136
                                  Courthouse Center Project, 6.300%, 4/01/14

                               Dade County, Florida, Special Obligation, Refunding,
                               Series B:
            4,835,000             0.000%, 10/01/07                                      No Opt. Call            AAA        3,049,048
            4,585,000             5.000%, 10/01/35                                      10/06 at 102            AAA        4,375,374

              190,000          Escambia County, Florida, School Board Certificates       2/02 at 100            AAA          201,974
                                  of Participation, 6.375%, 2/01/12

            1,500,000          Florida State Department of Corrections, Certificates     3/04 at 102             A+        1,585,785
                                  of Participation, Gadsen County Correctional
                                  Facility, 6.000%, 3/01/14

            3,105,000          Gulf Breeze, Florida, Local Government, Series E,        12/99 at 102            AAA        3,367,279
                                  7.750%, 12/01/15

            1,000,000          Gulf Breeze, Florida, Local Government Loan,             12/11 at 100            AAA        1,079,390
                                  Series B, 5.900%, 12/01/15

            5,000,000          Hernando County, Florida, Criminal Justice Complex       No Opt. Call            AAA        6,508,000
                                  Financing Program, 7.650%, 7/01/16

              250,000          Jacksonville, Florida, Excise Taxes Revenue              10/02 at 102            AAA          274,630
                                  Refunding, 6.500%, 10/01/13

            1,010,000          Martin County, Florida, Special Assessment Revenue,      11/05 at 100             A2        1,057,399
                                  Tropical Farms Water, 5.900%, 11/01/11

            1,000,000          Miami Beach, Florida, Redevelopment Agency,              12/04 at 102            BBB        1,009,390
                                  Tax Increment Revenue, City Center, Historic
                                  Convention Village, 5.875%, 12/01/22

            4,115,000          Orange County, Florida, School Board Certificates         8/07 at 101            Aaa        4,129,608
                                  of Participation, Refunding, Series A,
                                  5.375%, 8/01/22

            1,000,000          Palm Beach County, Florida, Criminal Justice Facilities  No Opt. Call            AAA        1,056,500
                                  Revenue Refunding, 5.375%, 6/01/10

            1,000,000          Palm Beach County, Florida, School Board Certificates     8/04 at 101            AAA        1,121,490
                                  of Participation, Series A, 6.375%, 8/01/15

            1,000,000          Palm Beach Gardens, Florida, Special Obligation           7/99 at 102            AAA        1,063,870
                                  Revenue, 7.250%, 7/01/15

            2,000,000          Puerto Rico Commonwealth, Highway and                     7/16 at 100              A        2,030,240
                                  Transportation Authority, Highway Revenue,
                                  Series Y, 5.500%, 7/01/36

_____
17

              PORTFOLIO OF INVESTMENTS (UNAUDITED)
              NUVEEN FLAGSHIP FLORIDA -- CONTINUED

   PRINCIPAL                                                                 OPTIONAL CALL                                MARKET
      AMOUNT        DESCRIPTION                                                PROVISIONS*        RATINGS**                VALUE
--------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED -- CONTINUED

$  5,000,000        Sunrise Lakes, Florida, Phase 4 Recreation District,       8/05 at 102             BBB-          $ 5,532,150
                         Series A, 6.750%, 8/01/24

   3,300,000        Tampa, Florida, Utility Tax, 0.000%, 4/01/17              No Opt. Call              AAA            1,204,335

   1,000,000        Turtle Run, Florida, Community Development District        5/03 at 100               A1            1,077,560
                         Revenue Refunding, Water Management Benefit
                         Tax, 6.400%, 5/01/11
--------------------------------------------------------------------------------------------------------------------------------
                    TRANSPORTATION -- 2.0%

   1,000,000        Dade County, Florida, Aviation Revenue, Series B,         10/02 at 102              AAA            1,091,080
                         6.550%, 10/01/13

                    Greater Orlando Aviation Authority, Orlando,
                    Florida, Airport Facilities Revenue:
     500,000             5.750%, 10/01/10 (WI)                                No Opt. Call              AAA              538,135
   1,000,000             5.125%, 10/01/17 (WI)                                10/07 at 101              AAA              977,400
   1,250,000             5.250%, 10/01/23 (WI)                                10/07 at 101              AAA            1,225,650

   1,000,000        Hillsborough County, Florida, Aviation Authority,         10/06 at 102              AAA            1,057,020
                         Tampa International Airport, Series B,
                         5.875%, 10/01/23

   2,185,000        Palm Beach County, Florida, Airport System                No Opt. Call              AAA            2,379,443
                         Revenue Refunding, 7.500%, 10/01/00
--------------------------------------------------------------------------------------------------------------------------------
                    U.S.GUARANTEED - 10.4%

   1,925,000        Boynton Beach, Florida, Water and Sewer Revenue,          11/00 at 102              AAA            2,136,211
                         7.400%, 11/01/15 (Pre-refunded to 11/01/00)

   1,500,000        Broward County, Florida, School Board Certificates         7/00 at 102              AAA            1,639,950
                         of Participation, Series A, 7.125%, 7/01/10
                         (Pre-refunded to 7/01/00)

     250,000        Dade County, Florida, Health Facilities Authority,        10/99 at 102              AAA              267,750
                         Hospital Revenue Refunding, South Miami
                         Hospital, 7.000%, 10/01/18
                         (Pre-refunded to 10/01/99)

   1,500,000        Dade County, Florida, Health Facilities Authority,        No Opt. Call              AAA            1,574,160
                         Hospital Revenue, Baptist Hospital of Miami
                         Project, Series A, 5.750%, 5/01/21

     300,000        Dade County, Florida, Health Facilities Authority,         8/02 at 102              AAA              333,117
                         Hospital Revenue Refunding, North Shore
                         Medical Center Project, 6.500%, 8/15/15
                         (Pre-refunded to 8/15/02)

_____
18

          PRINCIPAL                                                                 OPTIONAL CALL                       MARKET
             AMOUNT      DESCRIPTION                                                  PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------
                         U.S. GUARANTEED -- CONTINUED

         $  310,000      Escambia County, Florida, School Board Certificates          2/02 at 100          AAA      $  335,119
                            of Participation, 6.375%, 2/01/12
                            (Pre-refunded to 2/01/02)

            300,000      Florida State, Double Barrell, Pollution Control,            7/03 at 100       AA+***         331,257
                            Series Y, 6.600%, 7/01/17

          1,160,000      Florida State Board Education, Capital Outlay,              No Opt. Call          AAA       1,243,624
                            Series C, 7.100%, 6/01/07

            335,000      Florida State Board Education, Capital Outlay,              No Opt. Call          AAA         474,960
                            9.125%, 6/01/14

          5,000,000      Florida State Board Education, Capital Outlay,               6/01 at 101          AAA       5,453,000
                            Series B, 6.700%, 6/01/22
                            (Pre-refunded to 6/01/01)

          2,000,000      Florida State Board Education, Capital Outlay,               6/02 at 101          Aaa       2,210,860
                            Series 91C, 6.625%, 6/01/17
                            (Pre-refunded to 6/01/02)

          1,000,000      Hillsborough County, Florida, Port District Revenue,        12/00 at 102      Baa1***       1,133,060
                            Tampa Port Authority, 8.250%, 6/01/09
                            (Pre-refunded to 12/01/00)

            250,000      Hillsborough County, Florida, Capital Improvement            1/00 at 102         A***         266,073
                            Revenue, Museum of Science and Industry,
                            6.400%,1/01/12 (Pre-refunded to 1/01/00)

          1,635,000      Hillsborough County, Florida, Utility Refunding              8/01 at 102      BBB+***       1,814,082
                            Revenue, Series A, 7.000%, 8/01/14
                            (Pre-refunded to 8/01/01)

            250,000      Hollywood, Florida, Water and Sewer Revenue,                10/01 at 102          AAA         278,073
                            6.875%, 10/01/21 (Pre-refunded to 10/01/01)

          1,810,000      Jacksonville, Florida, Electric Authority, Bulk Power   10/00 at 101 1/2          Aaa       1,976,828
                            Supply, Series A, 7.000%, 10/01/12 (Pre-refunded
                            to 10/01/00)

          1,500,000      Lady Lake, Florida, Industrial Development Revenue,          7/00 at 102       N/R***       1,725,735
                            Sunbelt Utilities Inc. Project, 9.625%, 7/01/15
                            (Pre-refunded to 7/01/00)

          1,050,000      Naples, Florida, Hospital Revenue, Naples                   10/00 at 102          AAA       1,155,851
                            Community Hospital Inc. Project, Refunding,
                            7.200%, 10/01/19 (Pre-refunded to 10/01/00)

          3,400,000      North Springs, Florida, Improvement District                10/01 at 102       N/R***       3,928,088
                            Water and Sewer Revenue, 8.000%, 10/01/16
                            (Pre-refunded to 10/01/01)

_____
19

                                   PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                   NUVEEN FLAGSHIP FLORIDA -- CONTINUED

         PRINCIPAL                                                              OPTIONAL CALL                             MARKET
            AMOUNT      DESCRIPTION                                              PROVISIONS*       RATINGS**               VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        U.S. GUARANTEED -- CONTINUED

          $145,000      Orange County, Florida Sales Tax Revenue,                 1/00 at 102            AAA         $   153,742
                           6.125%, 1/01/19 (Pre-refunded to 1/01/00)

         1,750,000      Orange County, Florida, Tourist Development Tax          10/00 at 102            AAA           1,930,740
                           Revenue, 7.250%, 10/01/10
                           (Pre-refunded to 10/01/00)

         1,750,000      Palm Beach County, Florida, Criminal Justice
                           Facilities Revenue, 7.250%, 6/01/11                    6/00 at 102            AAA           1,914,605
                           (Pre-refunded to 6/01/00)

         1,425,000      Puerto Rico Electric Power Authority, Power Revenue,      7/01 at 102            Aaa           1,586,025
                           Formerly Puerto Rico Commonwealth Water
                           Resource Authority, Series P, 7.000%, 7/01/21
                           (Pre-refunded to 7/01/01)

         2,500,000      Seminole County, Florida, School Board Certificates       7/04 at 101            AAA           2,853,950
                           of Participation, Series B, 6.750%, 7/01/14
                           (Pre-refunded to 7/01/04)

           335,000      Tampa, Florida, Water and Sewer Revenue, Series A,       10/02 at 101            AAA             363,351
                           6.000%, 10/01/17 (Pre-refunded to 10/01/02)
    ------------------------------------------------------------------------------------------------------------------------------
                        UTILITIES -- 11.0%

         4,210,000      Broward County, Florida, Resource  Recovery Revenue,     12/99 at 103              A           4,590,331
                           Ses Broward Company LP South Project,
                           7.950%, 12/01/08

         6,000,000      Citrus County, Florida, Pollution Control Revenue         1/02 at 102             A+           6,472,980
                           Refunding, Florida Power Corporation Crystal River,
                           Series A, 6.625%, 1/01/27

         1,500,000      Gainesville, Florida, Utilities System Revenue           10/06 at 102             AA           1,475,235
                           Refunding, Series A, 5.200%, 10/01/22

         2,500,000      Hillsborough County, Florida, Industrial Development      8/01 at 103             AA           2,850,900
                           Authority, Pollution Control Revenue Refunding,
                           Tampa Electric Company Project, Series 91,
                           7.875%, 8/01/21

         1,000,000      Lakeland, Florida, Electric and Water Revenue            No Opt. Call            AAA           1,117,780
                           Refunding and Improvement, Junior Sub Lien,
                           Series B, 6.000%, 10/01/12

         2,125,000      Lee County, Florida, Solid Waste System Revenue,         10/01 at 102            AAA           2,320,118
                           Series A, 7.000%, 10/01/11

         2,000,000      Martin County, Florida, Pollution Control Revenue         7/00 at 102            AAA           2,169,540
                           Refunding, Florida Power and Light Company
                           Project, 7.300%, 7/01/20

_____
20



          PRINCIPAL                                                              OPTIONAL CALL                             MARKET
             AMOUNT    DESCRIPTION                                                 PROVISIONS*    RATINGS**                 VALUE
----------------------------------------------------------------------------------------------------------------------------------
                       UTILITIES -- CONTINUED

        $ 1,000,000    Orlando, Florida, Utilities Commission Water and           No Opt. Call           Aa        $    1,204,330
                         Electric Revenue Refunding, Subseries D,
                         6.750%, 10/01/17

          1,250,000    Orlando, Florida, Utilities Commission Water and           10/02 at 102           Aa             1,314,925
                         Electric Revenue, Subseries A, 6.000%, 10/01/20

          4,000,000    Pinellas County, Florida, Pollution Control Revenue         6/01 at 102           AA             4,405,720
                         Refunding, Florida Power Corporation, Anclote and
                         Bartow, 7.200%, 12/01/14

          6,000,000    Polk County, Florida, Industrial Development Authority,    12/06 at 102           AA             6,197,220
                         Solid Waste Disposal Facility Revenue, Tampa
                         Electric Company Project, 5.850%, 12/01/30

          3,000,000    St. Lucie County, Florida, Solid Waste Disposal
                       Revenue, Florida Power and Light Company Project:
                         7.150%, 2/01/23                                           2/01 at 102          AA-             3,244,470
          2,000,000      6.700%, 5/01/27                                           5/02 at 102          AA-             2,165,120
------------------------------------------------------------------------------------------------------------------------------------
                       WATER AND SEWER -- 7.1%

          1,000,000    Callaway/Bay County, Florida, Wastewater System             9/99 at 100          AAA             1,078,880
                         Revenue, Series A, 6.000%, 9/01/26

          1,000,000    Charlotte County, Florida, Utility Revenue Refunding,      No Opt. Call          AAA             1,001,160
                         Series A, 6.200%, 10/01/23

                       Dade County, Florida, Water and Sewer System
                       Revenue:
          3,000,000      5.250%, 10/01/21                                         10/07 at 101          AAA             2,979,600
          7,500,000      5.250%, 10/01/26                                         10/07 at 101          AAA             7,422,450

          1,000,000    Davie, Florida, Water and Sewer Revenue and                10/02 at 102          AAA             1,085,950
                         Improvement, 6.250%, 10/01/17

            600,000    Daytona Beach, Florida, Water and Sewer Revenue            11/02 at 102          AAA               634,548
                         Refunding, 6.000%, 11/15/14

          2,000,000    Escambia County, Florida, Utilities Authority, Utility     No Opt. Call          AAA               827,580
                         System Revenue, Series B, 0.000%, 1/01/15

          2,250,000    Hillsborough County, Florida, Utility Revenue               8/01 at 102          AAA             2,440,485
                         Refunding, Series A, 6.500%, 8/01/16

          3,500,000    Hillsborough County, Florida, Utility Revenue               8/01 at 102          AAA             3,796,310
                         Refunding, Series B, 6.500%, 8/01/16

            375,000    Jacksonville, Florida, Water and Sewer Development          6/02 at 102            A               405,836
                         Revenue, Jacksonville Suburban Utilities
                         Corporation Project, 6.750%, 6/01/22

_____
21

                      PORTFOLIO OF INVESTMENTS(UNAUDITED)
                      NUVEEN FLAGSHIP FLORIDA -- CONTINUED

         PRINCIPAL                                                               OPTIONAL CALL                            MARKET
            AMOUNT         DESCRIPTION                                             PROVISIONS*        RATINGS**            VALUE
--------------------------------------------------------------------------------------------------------------------------------
                           WATER AND SEWER -- CONTINUED

      $    250,000         Jupiter,Florida, Water Revenue,Series B,               10/01 at 102              AAA     $    270,028
                             6.250%, 10/01/18

                           Manatee County, Florida, Public Utilities Revenue
                           Refunding and Improvement, Series C:
         1,850,000           0.000%,  10/01/08                                    No Opt. Call              AAA        1,101,526
         2,800,000           0.000%,  10/01/09                                    No Opt. Call              AAA        1,571,052

           500,000         Orange County, Florida, Water and  Wastewater           4/02 at 102              AAA          539,485
                             Revenue Refunding, 6.250%, 10/01/17

           165,000         Tampa, Florida, Water and Sewer Revenue, Series A,     10/02 at 101              AAA          173,884
                             6.000%, 10/01/17
--------------------------------------------------------------------------------------------------------------------------------
      $341,895,000         Total Investments -- (cost $326,528,430) - 99.0%                                          354,412,951
--------------------------------------------------------------------------------------------------------------------------------
                           Other Assets Less Liabilities -- 1.0%                                                       3,694,287
                           -----------------------------------------------------------------------------------------------------
                           Net Assets -- 100%                                                                       $358,107,238
                           -----------------------------------------------------------------------------------------------------

                   * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                   ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                   *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                   (WI)  Security purchased on a when-issued basis (see note 1).

                   N/R - Investment is not rated.

                                 See accompanying notes to financial statements.

_____
22

              PORTFOLIO OF INVESTMENTS (UNAUDITED)
              NUVEEN FLAGSHIP FLORIDA INTERMEDIATE

       PRINCIPAL                                                                   OPTIONAL CALL                       MARKET
          AMOUNT     DESCRIPTION                                                    PROVISIONS*        RATINGS**        VALUE
-----------------------------------------------------------------------------------------------------------------------------
                     FOREST AND PAPER PRODUCTS -- 1.8%

       $ 200,000     Escambia County, Florida, Pollution Control Revenue           11/02 at 102        Baa1          $219,414
                       Refunding, Champion International Corporation
                       Project, 6.950%, 11/01/07
-----------------------------------------------------------------------------------------------------------------------------
                     HEALTH CARE -- 7.3%

         200,000     Alachua County, Florida, Health Facilities Authority,         12/06 at 102         AAA           210,748
                       Health Facilities Revenue, Shands Teaching
                       Hospital, Series A, 5.300%, 12/01/08

         200,000     Halifax Hospital Medical Center, Florida, Hospital            10/07 at 102         AAA           204,698
                       Revenue, Formerly Halifax Hospital District, Florida,
                       Refunding and Improvement, Series A,
                       5.000%, 10/01/08

         250,000     Lee County, Florida, Hospital Board of Directors,              4/07 at 102         AAA           263,208
                       Hospital Revenue, Lee Memorial Health System,
                       Series A, 5.400%, 4/01/09

         200,000     Leesburg, Florida, Hospital Revenue Refunding,                 7/06 at 102          A-           210,758
                       Leesburg Regional Medical Center Project,
                       Series A, 5.600%, 7/01/08
-----------------------------------------------------------------------------------------------------------------------------
                     HOUSING/MULTIFAMILY -- 7.0%

         300,000     Brevard County, Florida, Housing Finance Authority,            2/06 at 101         AAA           339,798
                       Multifamily Housing Revenue Refunding,
                       Windover Oaks, Series A, 6.900%, 2/01/27

         500,000     Polk County, Florida, Housing Finance Authority,               7/05 at 101         AAA           512,835
                       Multifamily Housing Revenue Refunding,
                       Winter Oaks Apartments Project, Series A,
                       5.250%, 7/01/22
-----------------------------------------------------------------------------------------------------------------------------
                     HOUSING/SINGLE FAMILY -- 6.5%

         250,000     Escambia County, Florida, Housing Finance Authority,           4/07 at 102         Aaa           258,043
                       Single Family Mortgage Revenue, Multi-County
                       Program, Series A, 5.500%, 4/01/08

         180,000     Florida Housing Finance Agency, Refunding, Single             No Opt. Call         AAA           185,110
                       Family Mortgage, Series A, 6.000%, 1/01/04

         345,000     Orange County, Florida, Housing Finance Authority,             9/07 at 102         AAA           353,211
                       Single Family Mortgage Revenue Refunding,
                       Mortgage Backed Securities, Series B,
                       5.400%, 9/01/09

_____
23

                    PORTFOLIO OF INVESTMENTS (UNAUDITED)
                    NUVEEN FLAGSHIP FLORIDA INTERMEDIATE -- CONTINUED

       PRINCIPAL                                                                   OPTIONAL CALL                    MARKET
          AMOUNT    DESCRIPTION                                                      PROVISIONS*     RATINGS**       VALUE
--------------------------------------------------------------------------------------------------------------------------
                    INDUSTRIAL/OTHER -- 2.1%

        $250,000    Sanford, Florida, Airport Authority, Industrial                No Opt. Call         N/R       $262,765
                      Development Revenue, Central Florida Terminals
                      Inc. Project, Series C, 6.750%, 5/01/05
--------------------------------------------------------------------------------------------------------------------------
                    LONG TERM CARE -- 3.1%

         165,000    Jacksonville, Florida, Health Facilities Authority,            No Opt. Call        Baa1        175,441
                      Industrial Development Revenue, National
                      Benevolent, Cypress Village, Series A,
                      5.850%, 12/01/06

         200,000    Sarasota County, Florida, Health Facility Authority,           No Opt. Call         N/R        206,538
                      Revenue Refunding, Health Facilities,
                      Sunnyside Properties, 5.500%, 5/15/05
--------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL -- 17.1%

         200,000    Dade County, Florida, School District, Refunding,               7/06 at 101         AAA        195,528
                      4.500%, 7/15/08

         500,000    Duval County, Florida, School District, Refunding,              8/02 at 102         AAA        547,645
                      6.300%, 8/01/08

         225,000    Florida State, Broward County Expressway Authority,            No Opt. Call         AA+        318,870
                      9.875%, 7/01/09

                    Florida State Board of Education Capital Outlay,
                    Refunding, Public Education, Series A:
         100,000      6.000%, 6/01/07                                               6/02 at 101         AA+        107,046
          85,000      5.000%, 6/01/08                                               No Opt Call         AA+         87,879

         325,000    Guam Government, Series A, 4.900%, 11/15/04                    11/03 at 102         BBB        324,994

         275,000    New York City, Refunding, Series A, 6.250%, 8/01/08         8/06 at 101 1/2        BBB+        299,833

         200,000    Puerto Rico Commonwealth, Refunding and                        No Opt. Call           A        210,286
                      Improvement, 5.375%, 7/01/05
--------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED -- 27.9%

         200,000    Broward County, Florida, Professional Sports Facilities         9/06 at 101         AAA        209,816
                      Tax Revenue, Civic Arena Project, Series A,
                      5.200%, 9/01/07

         100,000    Dade County, Florida, School Board Certificates of             No Opt. Call         AAA        105,631
                      Participation, Series A, 5.375%, 5/01/04 335,000


         335,000    Dade County, Florida, Special Obligation, Refunding,       10/08 at 98 7/32         AAA        184,736
                      Series B, 0.000%, 10/01/09

         325,000    Florida Ports Financing Commission, State                      No Opt. Call         AAA        333,661
                      Transportation Tollroad Fund,
                      5.000%, 6/01/07

_____
24

     PRINCIPAL                                                                     OPTIONAL CALL                          MARKET
        AMOUNT           DESCRIPTION                                                PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                        TAX OBLIGATION/LIMITED -- CONTINUED

     $ 250,000          Florida State Division of Bond Finance, Department          7/05 at 101              AAA       $ 268,008
                              General Services Revenues, Department
                              Environmental of Preservation 2000, Series A,
                              5.500%, 7/01/06

       405,000          Gulf Breeze, Florida, Local Government Loan                12/07 at 100              AAA         434,840
                              Program, Series B, 5.600%, 12/01/15

       100,000          Gulf County, Florida, Gas Tax Revenue Refunding and        10/05 at 102              AAA         103,372
                              Improvement, 5.000%, 10/01/07

       145,000          Gulf County, Florida, School District Sales Tax             6/07 at 101               AA         149,815
                              Revenue, 5.200%, 6/01/08

       200,000          Hillsborough County, Florida, Capital Improvement          No Opt. Call              AAA         201,316
                              Program Revenue Refunding, 4.800%, 8/01/08

       150,000          Indian Trace Community Development District,                5/05 at 102              AAA         160,634
                              Florida, Refunding, Water Management, Special
                              Benefit, Series A, 5.500%, 5/01/06

       400,000          Lee County, Florida, Capital Revenue Refunding,            No Opt. Call              AAA         437,228
                              Series A, 5.750%, 10/01/11

       290,000          Levy County, Florida, School Board Certificates of          7/05 at 102               AA         308,128
                              Participation, 5.500%, 7/01/06

       125,000          Lynn Haven, Florida, Special Project Revenue,              No Opt. Call              AAA         129,499
                              5.250%, 10/01/05

       250,000          Martin County, Florida, Special Assessment Revenue,        No Opt. Call               A2         264,820
                              Tropical Farms Water, 5.600%, 11/01/05

       125,000          Pembroke Pines, Florida, Special Assessment,               No Opt. Call             Baa1         132,240
                              No. 94, 1, 5.750%, 11/01/05
------------------------------------------------------------------------------------------------------------------------------------
                        TRANSPORTATION -- 14.7%

       350,000          Dade County, Florida, Aviation Revenue Refunding,          No Opt. Call              AAA         379,999
                              Series A, 6.250%, 10/01/02

       500,000          Dade County, Florida, Seaport Revenue Refunding,           No Opt. Call              AAA         567,000
                              Series 95, 6.200%, 10/01/10

       200,000          Greater Orlando Aviation Authority, Orlando, Florida,      No Opt. Call              AAA         215,254
                              Airport Facilities Revenue, 5.750%, 10/01/10 (WI)

       200,000          Hillsborough County, Florida, Aviation Authority,          10/06 at 101              AAA         215,156
                              Revenue Refunding, Tampa International Airport,
                              Series A, 5.750%, 10/01/07 (WI)

       200,000          Pensacola, Florida, Airport Revenue, Series B,             No Opt. Call              AAA         211,078
                              5.400%, 10/01/07

_____
25

                PORTFOLIO OF INVESTMENTS (UNAUDITED)
                NUVEEN FLAGSHIP FLORIDA INTERMEDIATE -- CONTINUED

     PRINCIPAL                                                             OPTIONAL CALL                                   MARKET
        AMOUNT    DESCRIPTION                                                PROVISIONS*            RATINGS**               VALUE
---------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION -- CONTINUED

     $ 200,000    Sarasota, Manatee Airport Authority, Florida, Airport      8/06 at 102                  AAA           $ 209,650
                    Revenue Refunding, 5.250%, 8/01/08
---------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES -- 5.0%

       120,000    Jacksonville, Florida, Electric Authority Revenue          4/06 at 101                  Aa1             121,256
                    Refunding, St. Johns River Power Park System,
                    Issue 2, 4.750%, 10/01/07

       375,000    Pasco County, Florida, Solid Waste Disposal and            4/07 at 101                  AAA             387,060
                    Resource Recovery System Revenue, Series B,
                    5.250%, 4/01/09

       100,000    Port St. Lucie, Florida, Utility Revenue,                 No Opt. Call                  AAA             106,574
                    5.500%, 9/01/04
---------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER -- 8.5%

       485,000    Auburndale, Florida, Water and Sewer Revenue              12/05 at 102                  AAA             512,086
                    Refunding, 5.375%, 12/01/08

       250,000    Lee County, Florida, Industrial Development Authority,    11/06 at 101                  AAA             266,155
                    Utilities Revenue Refunding, Bonita Springs
                    Utilities Project, 5.450%, 11/01/07

       250,000    Plant City, Florida, Utility System Revenue Refunding     10/04 at 101                  AAA             265,052
                    and Improvement, 5.400%, 10/01/06
---------------------------------------------------------------------------------------------------------------------------------
  $ 11,780,000    Total Investments -- (cost $11,759,334) -- 101.0%                                                    12,374,712
---------------------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities -- (1.0%)                                                                (120,267)
                  ---------------------------------------------------------------------------------------------------------------
                  Net Assets -- 100%                                                                                 $ 12,254,445
                  ---------------------------------------------------------------------------------------------------------------

                   * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                   ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                   (WI)  Security purchased on a when-issued basis (see note 1).

                   N/R - Investment is not rated.


                                  See accompanying notes to financial statements

_____
26

STATEMENT OF NET ASSETS (UNAUDITED)
NOVEMBER 30, 1997

                                                                    NUVEEN FLAGSHIP         NUVEEN FLAGSHIP
                                                                            FLORIDA    FLORIDA INTERMEDIATE
-----------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)         $ 354,412,951            $ 12,374,712
Cash                                                                      1,925,394                  20,827
Receivables:
     Fund Manager (note 6)                                                      ---                     803
     Interest                                                             6,003,865                 184,325
     Investments sold                                                       235,911                 169,589
     Shares sold                                                            586,698                     ---
Other assets                                                                 98,055                      89
-----------------------------------------------------------------------------------------------------------
        Total assets                                                    363,262,874              12,750,345
-----------------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
     Investments purchased                                                2,732,146                 428,170
     Shares redeemed                                                        615,336                     ---
Accrued expenses:
     Management fees (note 6)                                               158,060                     ---
     12b-1 distribution and service fees (notes 1 and 6)                     53,274                   3,630
     Other                                                                   71,298                  19,877
Dividends payable                                                         1,525,522                  44,223
-----------------------------------------------------------------------------------------------------------
        Total liabilities                                                 5,155,636                 495,900
-----------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                   $ 358,107,238            $ 12,254,445
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES (NOTE 1)
Net assets                                                            $ 292,817,425            $  8,464,746
Shares outstanding                                                       26,958,474                 814,656
Net asset value and redemption price per share                        $       10.86            $      10.39
Offering price per share (net asset value per share plus
     maximum sales charge of 4.20% and 3.00%,
     respectively of offering price)                                  $       11.34            $      10.71
-----------------------------------------------------------------------------------------------------------
CLASS B SHARES (NOTE 1)
Net assets                                                            $   2,547,965                     N/A
Shares outstanding                                                          234,422                     N/A
Net asset value, offering and redemption price per share              $       10.87                     N/A
-----------------------------------------------------------------------------------------------------------
CLASS C SHARES (NOTE 1)
Net assets                                                            $   6,695,535            $  3,670,785
Shares outstanding                                                          616,231                 353,544
Net asset value, offering and redemption price per share              $       10.87            $      10.38
-----------------------------------------------------------------------------------------------------------
CLASS R SHARES (NOTE 1)
Net assets                                                            $  56,046,313            $    118,914
Shares outstanding                                                        5,161,034                  11,422
Net asset value, offering and redemption price per share              $       10.86            $      10.41
-----------------------------------------------------------------------------------------------------------

N/A - Nuveen Flagship Florida Intermediate is not authorized to issue Class B
      Shares.

                                 See accompanying notes to financial statements.

_____
27

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED NOVEMBER 30, 1997

                                                                                 NUVEEN FLAGSHIP         NUVEEN FLAGSHIP
                                                                                         FLORIDA    FLORIDA INTERMEDIATE
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                                  $10,858,403                $326,932
------------------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees (note 6)                                                                 968,744                  34,228
12b-1 service fees -- Class A (notes 1 and 6)                                            296,906                   8,853
12b-1 distribution and service fees -- Class B (notes 1 and 6)                             8,267                     N/A
12b-1 distribution and service fees -- Class C (notes 1 and 6)                            22,278                  13,118
Shareholders' servicing agent fees and expenses                                           92,574                   6,542
Custodian's fees and expenses                                                             41,105                  20,904
Trustees' fees and expenses (note 6)                                                       3,839                     115
Professional fees                                                                          5,688                   7,496
Shareholders' reports -- printing and mailing expenses                                    29,254                     410
Federal and state registration fees                                                        1,808                   1,034
Organizational expenses (note 1)                                                              --                   4,575
Other expenses                                                                             2,257                     211
------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                            1,472,720                  97,486
 Expense reimbursement (note 6)                                                               --                 (38,638)
------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           1,472,720                  58,848
------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  9,385,683                 268,084
------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and 4)                           575,503                  81,668
Net change in unrealized appreciation or depreciation
 of investments                                                                        8,053,290                 300,108
------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                              8,628,793                 381,776
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                           $18,014,476                $649,860
------------------------------------------------------------------------------------------------------------------------

N/A -- Nuveen Flagship Florida Intermediate is not authorized to issue Class B Shares.

                                 See accompanying notes to financial statements.

_____
28

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                           NUVEEN FLAGSHIP FLORIDA
                                                                   ---------------------------------------
                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                           11/30/97               5/31/97*
----------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                   $ 9,385,683           $ 17,560,647
Net realized gain from investment transactions (notes 1 and 4)              575,503              1,079,346
Net change in unrealized appreciation or depreciation
   of investments                                                         8,053,290              5,172,708
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               18,014,476             23,812,701
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Class A                                                               (7,600,901)           (16,417,162)
   Class B                                                                  (37,244)                (6,544)
   Class C                                                                 (135,006)              (136,909)
   Class R                                                               (1,479,044)              (978,903)
From accumulated net realized gains from investment transactions:
   Class A                                                                       --                (27,453)
   Class B                                                                       --                     --
   Class C                                                                       --                   (288)
   Class R                                                                       --                     --
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (9,252,195)           (17,567,259)
----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from shares issued in the reorganization of
   Nuveen Florida (note 1)                                                       --             65,696,034
Net proceeds from shares issued as a capital contribution                        --                 33,360
Net proceeds from sale of shares                                         16,947,430             30,465,913
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                          4,532,343              5,587,408
----------------------------------------------------------------------------------------------------------
                                                                         21,479,773            101,782,715
----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                 (29,266,798)           (70,527,219)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions       (7,787,025)            31,255,496
----------------------------------------------------------------------------------------------------------
Net increase in net assets                                                  975,256             37,500,938
Net assets at the beginning of period                                   357,131,982            319,631,044
----------------------------------------------------------------------------------------------------------
Net assets at the end of period                                        $358,107,238           $357,131,982
----------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at
   end of period                                                       $    154,617           $     21,129
----------------------------------------------------------------------------------------------------------

* Information represents eight months of Flagship Florida and four months of Nuveen Flagship Florida (see note 1).

                                 See accompanying notes to financial statements.

_____
29

                                                                                     NUVEEN FLAGSHIP
                                                                                   FLORIDA INTERMEDIATE
                                                                         -------------------------------------
                                                                         SIX MONTHS ENDED           YEAR ENDED
                                                                                 11/30/97             5/31/97*
--------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                         $   268,084          $   424,132
Net realized gain (loss) from investment transactions
   (notes 1 and 4)                                                                 81,668              (26,511)
Net change in unrealized appreciation or depreciation
   of investments                                                                 300,108             223,3951
--------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                        649,860              621,016
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Class A                                                                       (197,519)            (312,115)
   Class C                                                                        (70,120)            (123,497)
   Class R                                                                         (2,165)                (406)
From accumulated net realized gains from investment transactions:
   Class A                                                                             --              (11,177)
   Class C                                                                             --               (5,494)
   Class R                                                                             --                   --
--------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                        (269,804)            (452,689)
--------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares                                                1,324,009           13,641,821
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                                  154,651              160,751
--------------------------------------------------------------------------------------------------------------
                                                                                1,478,660           13,802,572
--------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                        (5,801,979)          (5,846,919)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
   transactions                                                                (4,323,319)           7,955,653
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                          (3,943,263)           8,123,980
Net assets at the beginning of period                                          16,197,708            8,073,728
--------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                               $12,254,445          $16,197,708
--------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end
   of period                                                                  $     9,174          $    10,894
--------------------------------------------------------------------------------------------------------------

* Information represents eight months of Flagship Florida Intermediate and four months of Nuveen Flagship Florida Intermediate (see note 1).

                                 See accompanying notes to financial statements.

_____
30

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1.  GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Florida Municipal Bond Fund and the Nuveen Flagship Florida Intermediate Municipal Bond Fund (the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December, 1996.

After the close of business on January 31, 1997, Flagship Florida Double Tax Exempt Fund ("Flagship Florida") and Nuveen Florida Tax-Free Value Fund ("Nuveen Florida") reorganized into Nuveen Flagship Florida Municipal Bond Fund ("Nuveen Florida"). Flagship Florida Intermediate Tax Exempt Fund ("Flagship Florida Intermediate") was reorganized into the Trust and renamed Nuveen Flagship Florida Intermediate Municipal Bond Fund ("Nuveen Flagship Florida Intermediate"). Prior to these reorganizations, Flagship Florida and Flagship Florida Intermediate were each a sub-trust of the Flagship Tax Exempt Funds Trust while Nuveen Florida was a series of the Nuveen Multistate Tax-Free Trust. Nuveen Florida had a fiscal year end of January 31 prior to being reorganized into Nuveen Flagship Florida which has retained the fiscal year end of Flagship Florida.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the

_____
31
when-issued and delayed delivery purchase commitments. At November 30, 1997, Nuveen Flagship Florida and Nuveen Flagship Florida Intermediate had outstanding when-issued purchase commitments of $2,732,146 and $428,170, respectively.

INTEREST INCOME

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of ordinary taxable income from investment transactions, where applicable.

INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gains and market discount distributions are subject to federal taxation.

FLEXIBLE SALES CHARGE PROGRAM

Each fund offers Class A, C and R Shares. Nuveen Flagship Florida also offers Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C

_____
32

Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1997.

EXPENSE ALLOCATION

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

ORGANIZATIONAL EXPENSES

The organizational expenses incurred on behalf of Nuveen Flagship Florida Intermediate (approximately $27,400) will be reimbursed to the Adviser on a straight-line basis over a period of three years. As of November 30, 1997, $13,696 has been reimbursed.

_____
33

2. FUND SHARES
Transactions in Fund shares were as follows:

                                                        NUVEEN FLAGSHIP FLORIDA
                                        ------------------------------------------------------
                                          SIX MONTHS ENDED 11/30/97       YEAR ENDED 5/31/97*
                                        ------------------------------------------------------
                                            SHARES         AMOUNT        SHARES         AMOUNT
----------------------------------------------------------------------------------------------
Shares issued in the reorganization
   of Nuveen Florida:
   Class A                                      --    $        --     1,049,952    $11,119,107
   Class B                                      --             --            --             --
   Class C                                      --             --        33,855        358,702
   Class R                                      --             --     5,119,701     54,218,225

Shares issued as a
   capital contribution:
   Class A                                      --             --           788          8,340
   Class B                                      --             --           788          8,340
   Class C                                      --             --           787          8,340
   Class R                                      --             --           788          8,340

Shares sold:
   Class A                               1,002,843     10,825,256     2,325,105     24,486,690
   Class B                                 171,794      1,851,420        72,980        773,584
   Class C                                 179,182      1,933,030       363,870      3,832,018
   Class R                                 218,214      2,337,724       129,989      1,373,621

Shares issued to shareholders
   due to reinvestment
   of distributions:
   Class A                                 335,716      3,595,100       488,917      5,143,242
   Class B                                   1,249         13,491           211          2,219
   Class C                                   7,116         76,285         3,197         33,754
   Class R                                  78,786        847,467        38,779        408,193
----------------------------------------------------------------------------------------------
                                         1,994,900     21,479,773     9,629,707    101,782,715
----------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                              (2,397,878)   (25,818,798)   (6,499,240)   (68,393,215)
   Class B                                 (12,600)      (136,498)           --             --
   Class C                                 (53,838)      (580,244)      (30,973)      (324,954)
   Class R                                (253,448)    (2,731,258)     (171,775)    (1,809,050)
----------------------------------------------------------------------------------------------
                                        (2,717,764)   (29,266,798)   (6,701,988)   (70,527,219)
----------------------------------------------------------------------------------------------
Net increase (decrease)                   (722,864)   $(7,787,025)    2,927,719    $31,255,496
----------------------------------------------------------------------------------------------

* Information represents eight months of Flagship Florida and four months of Nuveen Flagship Florida (see note 1).

_____
34

                                               NUVEEN FLAGSHIP FLORIDA INTERMEDIATE
                                        --------------------------------------------------
                                         SIX MONTHS ENDED 11/30/97     YEAR ENDED 5/31/97*
                                        --------------------------------------------------
                                            SHARES        AMOUNT      SHARES        AMOUNT
------------------------------------------------------------------------------------------
Shares sold:
   Class A                                  56,443   $   583,625   1,278,167   $12,883,393
   Class C                                  68,155       702,985      65,754       657,819
   Class R                                   3,620        37,399      10,011       100,609

Shares issued to shareholders
   due to reinvestment
   of distributions:

   Class A                                   9,904       101,194      11,064       110,935
   Class C                                   5,008        51,180       4,973        49,816
   Class R                                     221         2,277          --            --
------------------------------------------------------------------------------------------
                                           143,351     1,478,660   1,369,969    13,802,572
------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                (549,298)   (5,593,955)   (496,941)   (5,002,329)
   Class C                                 (17,875)     (183,024)    (83,942)     (844,590)
   Class R                                  (2,430)      (25,000)         --            --
------------------------------------------------------------------------------------------
                                          (569,603)   (5,801,979)   (580,883)   (5,846,919)
------------------------------------------------------------------------------------------
Net increase (decrease)                   (426,252)  $(4,323,319)    789,086   $ 7,955,653
------------------------------------------------------------------------------------------

* Information represents eight months of Flagship Florida Intermediate and four months of Nuveen Flagship Florida Intermediate (see note 1).

3. DISTRIBUTIONS TO SHAREHOLDERS

On December 9, 1997, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:

                                               NUVEEN FLAGSHIP     NUVEEN FLAGSHIP FLORIDA
                                                       FLORIDA                INTERMEDIATE
------------------------------------------------------------------------------------------
Dividend per share:
   Class A                                              $.0460                      $.0390
   Class B                                               .0395                         N/A
   Class C                                               .0410                       .0345
   Class R                                               .0480                       .0410
------------------------------------------------------------------------------------------

N/A -- Nuveen Flagship Florida Intermediate is not authorized to issue Class B Shares.

At the same time, the Funds also declared taxable distributions, which includes capital gains and/or taxable market discount, of $.0101 per share for Nuveen Flagship Florida and $.0405 per share for Nuveen Flagship Florida Intermediate.

_____
35

4. SECURITIES TRANSACTION

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended November 30, 1997, were as follows:

                                              NUVEEN FLAGSHIP          NUVEEN FLAGSHIP
                                                      FLORIDA     FLORIDA INTERMEDIATE
--------------------------------------------------------------------------------------
PURCHASES:
   Investments in municipal securities            $13,959,953               $3,738,020
   Temporary municipal investments                  7,700,000                3,500,000

SALES:
   Investments in municipal securities             21,046,096                4,582,526
   Temporary municipal investments                  7,700,000                3,500,000
--------------------------------------------------------------------------------------

At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1997, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                              NUVEEN FLAGSHIP          NUVEEN FLAGSHIP
                                                      FLORIDA     FLORIDA INTERMEDIATE
--------------------------------------------------------------------------------------
Expiration year:
   2002                                              $187,294                  $    --
   2003                                               141,494                       --
   2004                                               213,030                       --
   2005                                                    --                    4,069
--------------------------------------------------------------------------------------
Total                                                $541,818                  $ 4,069
======================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 1997, were as follows:

                                              NUVEEN FLAGSHIP          NUVEEN FLAGSHIP
                                                      FLORIDA     FLORIDA INTERMEDIATE
--------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                   $27,931,706                 $615,378
   depreciation                                       (47,185)                      --
--------------------------------------------------------------------------------------
Net unrealized appreciation                       $27,884,521                 $615,378
--------------------------------------------------------------------------------------

_____
36

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

AVERAGE DAILY NET ASSET VALUE                                   MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                         .5500 of 1%
For the next $125 million                                          .5375 of 1
For the next $250 million                                          .5250 of 1
For the next $500 million                                          .5125 of 1
For the next $1 billion                                            .5000 of 1
For net assets over $2 billion                                     .4750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $248,900 and $11,200 for Nuveen Flagship Florida and Nuveen Flagship Florida Intermediate, respectively, of which approximately $213,400 and $9,200, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $104,100 and $6,800 in commission advances at the time of purchase for Nuveen Flagship Florida and Nuveen Flagship Florida Intermediate, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares for Nuveen Flagship Florida during the first year following a purchase, all 12b-1 distribution fees on Class B Shares for Nuveen Flagship Florida, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $23,100 and $4,600 in in such 12b-1 fees for Nuveen Flagship Florida and Nuveen Flagship Florida Intermediate, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $6,700 of CDSC on share redemptions for Nuveen Flagship Florida during the six months ended November 30, 1997.

_____
37

7. COMPOSITION OF NET ASSETS

At November 30, 1997, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                      NUVEEN FLAGSHIP         NUVEEN FLAGSHIP
                                                              FLORIDA    FLORIDA INTERMEDIATE
---------------------------------------------------------------------------------------------
Capital paid-in                                          $330,104,813             $11,574,736
Balance of undistributed net investment income                154,617                   9,174
Accumulated net realized gain (loss)
    from investment transaction                               (36,713)                 55,157
Net unrealized appreciation of investments                 27,884,521                 615,378
---------------------------------------------------------------------------------------------
Net assets                                               $358,107,238             $12,254,445
---------------------------------------------------------------------------------------------

_____
38

                             FINANCIAL HIGHLIGHTS

_____
39

                       FINANCIAL HIGHLIGHTS (UNAUDITED)


                       Selected data for a common share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                      OPERATING PERFORMANCE         LESS DISTRIBUTIONS
                                          -------------------------     ----------------------

                                                                NET
NUVEEN FLAGSHIP FLORIDA**        NET                   REALIZED AND     DIVIDENDS                       NET         TOTAL
                               ASSET                     UNREALIZED     FROM TAX-                     ASSET        RETURN
                               VALUE          NET       GAIN (LOSS)    EXEMPT NET    DISTRIBUTIONS    VALUE        ON NET
YEAR ENDING                BEGINNING   INVESTMENT              FROM    INVESTMENT     FROM CAPITAL   END OF         ASSET
MAY 31,                    OF PERIOD   INCOME (B)       INVESTMENTS        INCOME            GAINS   PERIOD     VALUE (A)
--------------------------------------------------------------------------------------------------------------------------
CLASS A (6/90)
  1998 (d)                   $ 10.60        $ .28             $ .26        $ (.28)           $  --  $ 10.86          5.10%
  1997                         10.39          .56               .21          (.56)              --    10.60          7.59
  1996                         10.63          .57              (.24)         (.57)              --    10.39          3.14
  1995                         10.38          .58               .26          (.59)              --    10.63          8.43
  1994                         10.76          .60              (.38)         (.60)              --    10.38          2.00
  1993                         10.18          .63               .61          (.64)            (.02)   10.76         12.49
  1992                          9.87          .66               .33          (.67)            (.01)   10.18         10.32
  1991 (c)                      9.58          .64               .29          (.64)              --     9.87          9.81*

CLASS B (2/97)
  1998 (d)                     10.61          .24               .26          (.24)              --    10.87          4.72
  1997 (c)                     10.59          .16               .02          (.16)              --    10.61          1.70

CLASS C (9/95)
  1998 (d)                     10.60          .25               .27          (.25)              --    10.87          4.92
  1997                         10.39          .50               .21          (.50)              --    10.60          7.00
  1996 (c)                     10.65          .35              (.26)         (.35)              --    10.39          1.30*

CLASS R (2/97)
  1998 (d)                     10.60          .29               .26          (.29)              --    10.86          5.22
  1997 (c)                     10.59          .19               .01          (.19)              --    10.60          1.93
--------------------------------------------------------------------------------------------------------------------------

          *   Annualized.

          ** Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Florida.

          (a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

          (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

          (c) From commencement of class operation as noted.

          (d) For the six months ending November 30, 1997.

_____
40

                           RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
                                         RATIO                           RATIO
                                        OF NET                          OF NET
                       RATIO OF     INVESTMENT        RATIO OF      INVESTMENT
                       EXPENSES      INCOME TO        EXPENSES       INCOME TO
                     TO AVERAGE        AVERAGE      TO AVERAGE         AVERAGE
                     NET ASSETS     NET ASSETS      NET ASSETS      NET ASSETS
      NET ASSETS         BEFORE         BEFORE           AFTER           AFTER      PORTFOLIO
   END OF PERIOD     REIMBURSE-     REIMBURSE-      REIMBURSE-      REIMBURSE-       TURNOVER
  (IN THOUSANDS)           MENT           MENT        MENT (B)        MENT (B)           RATE
---------------------------------------------------------------------------------------------
       $ 292,817            .84%*         5.19%*           .84%*          5.19%*            4%
         296,970            .96           5.20             .82            5.34             54
         318,456           1.02           5.17             .83            5.36             94
         341,374           1.04           5.40             .73            5.71             53
         372,082           1.00           5.09             .58            5.51             32
         369,123            .99           5.47             .45            6.01             23
         276,811           1.03           5.82             .26            6.59             50
         136,509           1.05           6.00*            .19*           6.86*           152

           2,548           1.59*          4.42*           1.59*           4.42*             4
             785           1.58*          4.52*           1.58*           4.52*            54

           6,696           1.39*          4.64*           1.39*           4.64*             4
           5,130           1.46           4.64            1.35            4.75             54
           1,175           1.55*          4.42*           1.38*           4.59*            94

          56,046            .64*          5.39*            .64*           5.39*             4
          54,247            .64*          5.55*            .64*           5.55*            54
---------------------------------------------------------------------------------------------

_____
41

Selected data for a common share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                      OPERATING PERFORMANCE       LESS DISTRIBUTIONS
                                          ------------------------    ----------------------

NUVEEN FLAGSHIP                                               NET
FLORIDA INTERMEDIATE**           NET                 REALIZED AND         DIVIDENDS                       NET       TOTAL
                               ASSET                   UNREALIZED         FROM TAX-                     ASSET      RETURN
                               VALUE          NET     GAIN (LOSS)        EXEMPT NET    DISTRIBUTIONS    VALUE      ON NET
YEAR ENDING                BEGINNING   INVESTMENT            FROM        INVESTMENT     FROM CAPITAL   END OF       ASSET
MAY 31,                    OF PERIOD   INCOME (B)     INVESTMENTS            INCOME            GAINS   PERIOD   VALUE (A)
---------------------------------------------------------------------------------------------------------------------------
CLASS A (9/94)
  1998 (d)                   $ 10.09        $ .23           $ .30           $  (.23)           $  --  $ 10.39        5.33%
  1997                          9.88          .45             .25              (.47)            (.02)   10.09        7.16
  1996                         10.05          .46            (.12)             (.46)            (.05)    9.88        3.41
  1995                          9.66          .46             .33              (.40)              --    10.05        8.42
  1994 (c)                      9.70          .12            (.04)             (.12)              --     9.66        1.75*

CLASS C (2/94)
  1998 (d)                     10.08          .20             .31              (.21)              --    10.38        5.06
  1997                          9.88          .40             .23              (.41)            (.02)   10.08        6.47
  1996                         10.05          .40            (.11)             (.41)            (.05)    9.88        2.88
  1995                          9.66          .40             .33              (.34)              --    10.05        7.80
  1994 (c)                      9.70          .11            (.06)             (.09)              --     9.66        1.33*

CLASS R (2/97)
  1988 (d)                     10.11          .24             .31              (.25)              --    10.41        5.43
  1997 (c)                     10.20          .12            (.09)             (.12)              --    10.11         .32
---------------------------------------------------------------------------------------------------------------------------

          *  Annualized.

         ** Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Florida Intermediate.

         (a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

         (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

         (c) From commencement of class operations as noted.

         (d) For the six months ending November 30, 1997.

_____
42

                                     RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
                                          RATIO                          RATIO
                                         OF NET                         OF NET
                        RATIO OF     INVESTMENT       RATIO OF      INVESTMENT
                        EXPENSES      INCOME TO       EXPENSES       INCOME TO
                      TO AVERAGE        AVERAGE     TO AVERAGE         AVERAGE
                      NET ASSETS     NET ASSETS     NET ASSETS      NET ASSETS
      NET ASSETS          BEFORE         BEFORE          AFTER           AFTER       PORTFOLIO
   END OF PERIOD      REIMBURSE-     REIMBURSE-     REIMBURSE-      REIMBURSE-        TURNOVER
  (IN THOUSANDS)            MENT           MENT       MENT (B)        MENT (B)            RATE
----------------------------------------------------------------------------------------------
         $ 8,465            1.41%*         3.84%*          .79%*          4.46%*            30%
          13,089            1.80           3.42            .73            4.49              35
           4,995            1.67           3.57            .76            4.48              66
           3,898            3.54           1.87            .67            4.74             105
             964            6.70*         (2.62)*          .29*           3.79*             28

           3,671            1.97*          3.29*          1.34*           3.92*             30
           3,008            2.56           2.71           1.28            3.99              35
           3,079            2.25           2.97           1.34            3.88              66
           1,765            4.53            .85           1.19            4.19             105
           1,058            7.38*         (3.28)*          .68*           3.42*             28

             119            1.22*          4.07*           .60*           4.69*             30
             101            1.21*          3.82*           .56*           4.47*             35
----------------------------------------------------------------------------------------------

_____
43

ADDITIONAL INVESTMENT OPPORTUNITIES


NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH FUNDS
Nuveen Rittenhouse Growth Fund

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate
Limited Term

STATE FUNDS
Alabama             Michigan
Arizona             Missouri
California          New Jersey
Colorado            New Mexico
Connecticut         New York
Florida             North Carolina
Georgia             Ohio
Kansas              Pennsylvania
Kentucky            South Carolina
Louisiana           Tennessee
Maryland            Virginia
Massachusetts       Wisconsin

To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 225-8530.

_____
44

FUND INFORMATION


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

TRANSFER AGENT AND
SHAREHOLDER SERVICES
Boston Financial Data Service
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

LEGAL COUNSEL
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
Chicago, Illinois

_____
45

SERVING INVESTORS
FOR GENERATIONS

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 225-8530
www.nuveen.com

                                                                    VSA-FL-11.97

[NUVEEN LOGO]
Municipal
Bonds Funds

November 30, 1997

Semiannual Report

[PHOTO APPEARS HERE]

Dependable, tax-free income
to help you keep more of
what you earn.




Arizona

Contents




 1  Dear Shareholder
 3  Answering Your Questions
 6  Performance Overview
 8  Portfolio of Investments
17  Statement of Net Assets
18  Statement of Operations
19  Statement of Changes in Net Assets
20  Notes to Financial Statements
26  Financial Highlights
28  Additional Investment Opportunities
29  Fund Information

Dear Shareholder










[Photo of Timothy R. Schwertfeger appears here]
Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime
to build. Once achieved,
it should be preserved.




It's a pleasure to share with you the Nuveen Flagship Arizona Municipal Bond Fund's outstanding performance record for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the fund's portfolio of municipal bonds. As of November 30, 1997, Class A shareholders were receiving a current yield on net asset value of 4.20%. To match this yield, investors in the 34.5% combined federal and state income tax bracket would have had to earn at least 6.41% on taxable alternatives.

During this same period, the fund provided Class A shareholders with a highly competitive total return on net asset value of 7.12% with income and capital gains reinvested, outpacing the average return of 6.52% for its peer group, the Lipper Arizona municipal bond fund category. You will find additional details on the fund's performance on pages 6-7.

The Year in Review
Over the past year, U.S. investors have benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan. Still, falling commodity prices kept producer prices in check, while low import prices--due in part to the weakness in Asian markets--

"The events of 1997
have focused renewed
attention on the need
for diversification and
appropriate asset allocation."




limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

Helping You Build A Better Portfolio
The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,


/s/ Timothy R. Schwertfeger
---------------------------
Timothy R. Schwertfeger
Chairman of the Board

January 15, 1998

Answering Your Questions


[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, managing director of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected the performance of the fund over the past year.

What economic and market factors influenced the performance of municipal bonds over the past year?
Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation, and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. The strong total returns produced in this environment were somewhat muted by a heavy supply of newly issued bonds that temporarily reduced bond prices. The increased supply worked to our advantage, however, as it expanded opportunities to find value in the marketplace.

How has the fund performed during this period?
As Tim mentioned in his letter to shareholders, the fund performed well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the fund was 7.12%, which compares favorably with the one-year average return of 6.52% for the peer group of Arizona municipal bond funds tracked by Lipper Analytical Services--a 60 basis point difference. Once again, this fund was one of the top performers in its category, ranking ninth among the 37 municipal bond funds in the grouping.

Given the current municipal market, where were you able to find value?

We concentrated on identifying individual bonds with current yields, prices, credit quality and future prospects that are exceptionally attractive relative to other bonds in the market. By doing so, we believe the portfolio is positioned to deliver above-market performance. Currently, we feel there is tremendous value in high-grade housing bonds. A few issues had unexpected calls this year and this has led to buyers avoiding the entire sector, driving yields higher. Since Nuveen has such a large, experienced housing research staff, we were able to buy these securities with greater confidence. Additionally, we have avoided lower-rated securities because we felt the marginally higher yield did not compensate the fund for the increased credit risk.

What are your key strategies for the coming year?

To sustain such outstanding performance, we take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, one focus will be maintaining good call protection, which helps sustain the fund's dividend.

While credit spreads are tight, we will continue to take advantage of opportunities to purchase bonds with high credit quality at yields that are similar to bonds with lower ratings. During the past year, the yield differentials between AAA and BBB bonds narrowed significantly, enhancing the credit quality of the portfolio. We believe that if credit spreads widen, these high-quality issues will increase in value relative to lower-rated bonds.


"Our thorough research
helps us find investment
quality bonds that offer the
best values--such as bonds
from specific regions and
sectors that have the best
potential for performance
and appreciation."

"Looking at the year ahead,
we believe the overall
market will continue to
strike a good balance
between supply and
demand."




As part of our value investing approach, we will also continue to look for individual bonds that offer good long-term value with the potential for appreciating returns. Our thorough research helps us find investment quality bonds that offer the best values--such as bonds from specific regions and sectors that have the best potential for performance and appreciation. Recently, research helped us uncover a number of bonds that were eventually pre-refunded by their issuers, which adds tremendous value to the portfolios. We plan to continue to search for bonds with pre-refunding potential that we feel are undervalued by the market as a whole.

What is your outlook for the municipal market?
Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.

Nuveen Flagship Arizona
Municipal Bond Fund
Performance Overview
As of November 30, 1997


Fund Highlights
------------------------------------------------------------------------------------
Shares Class                                      A          B          C          R
Inception Date                                10/86       2/97       2/94       2/97
Net Asset Value (NAV)                        $11.28     $11.27     $11.28     $11.28
CUSIP                                     67065L104  67065L203  67065L302  67065L401
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total Net Assets ($000)                                                     $109,159
Average Weighted Maturity (Years)                                              15.48
Average Weighted Duration (Years)                                               8.12
------------------------------------------------------------------------------------

Annualized Total Return/1/
------------------------------------------------------------------------------------
Share Class                        A(NAV)  A(Offer)          B          C          R
1-Year                              7.12%     2.61%      6.28%      6.54%      7.31%
5-Year                              7.36%     6.44%      6.73%      6.78%      7.40%
10-Year                             8.74%     8.27%      8.26%      8.14%      8.75%
------------------------------------------------------------------------------------

Tax-Free Yields
------------------------------------------------------------------------------------
Share Class                        A(NAV)  A(Offer)         B           C          R
Dist Rate                           4.89%     4.69%     4.15%       4.36%      5.11%
SEC 30-Day Yld                      4.20%     4.02%     3.45%       3.65%      4.40%
Taxable Equiv Yld2                  6.41%     6.14%     5.27%       5.57%      6.72%
------------------------------------------------------------------------------------

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC Yield and a combined federal and state income tax rate of 34.5%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The fund paid capital gains distributions to shareholders of $0.0457 per share in December and $0.0114 per share in January.

Credit Quality

  [PIE CHART APPEARS HERE]

    AAA/Pre-refunded 71%
    BBB/NR 11%
    A 9%
    AA 9%

Diversification

  [PIE CHART APPEARS HERE]

    Tax Obligation (Limited) 10%
    Water & Sewer 8%
    Tax Obligation (G.O.) 29%
    Education/Civic Org. 3%
    U.S. Guaranteed 23%
    Utilities 7%
    Health Care 12%
    Other 8%

Dividend History (A Shares)/3/

  [BAR CHART APPEARS HERE]

December 1996    0.04692
January 1997     0.04926
February 1997    0.0462
March 1997       0.0462
April 1997       0.0462
May 1997         0.0462
June 1997        0.046
July 1997        0.046
August 1997      0.046
September 1997   0.046
October 1997     0.046
November 1997    0.046

Portfolio of Investments (Unaudited)
Nuveen Flagship Arizona

  Principal                                                                   Optional Call                                   Market
     Amount     Description                                                     Provisions*             Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Cyclical -- 1.0%

$ 1,000,000     Mesa, Arizona, Industrial Development Authority,               No Opt. Call                   N/R         $1,079,750
                  Industrial Revenue, Vehicle Safety System Inc.
                  Project, 7.250%, 10/15/04
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples -- 0.3%

    250,000     Casa Grande, Arizona, Industrial Development                   12/02 at 103                    A1            274,343
                  Authority, Industrial Development Revenue, Frito
                  Lay/Pepsico, 6.650%, 12/01/14
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations -- 3.3%

    570,000     Arizona Educational Loan Marketing Corporation,                 3/02 at 101                     A            623,529
                  Educational Loan Revenue, Series B,
                  7.000%, 3/01/05

    100,000     Arizona Educational Loan Marketing Corporation,                 9/02 at 101                    Aa            106,759
                  Educational Loan Revenue, Senior Series,
                  6.375%, 9/01/05

  1,500,000     Arizona Student Loan Acquisition Authority,                     5/04 at 102                    Aa          1,629,795
                  Student Loan Revenue, Senior Series B,
                  6.600%, 5/01/10

    500,000     Glendale, Arizona, Industrial Development Authority,            5/06 at 102                   AAA            531,540
                  Midwestern University, Series A, 6.000%, 5/15/16

    300,000     University of Arizona, University Revenue                       6/02 at 102                    AA            325,347
                  Refunding System, 6.250%, 6/01/11

    335,000     Yavapai County, Arizona, Community College                      7/03 at 101                    A-            351,351
                  District Revenue, 6.000%, 7/01/12
------------------------------------------------------------------------------------------------------------------------------------
                Health Care -- 11.8%

  1,250,000     Arizona Health Facilities Authority,                           10/99 at 101                   AAA          1,325,400
                  Arizona Vol Hospital, B, 7.250%, 10/01/13

  2,775,000     Maricopa County, Arizona, Industrial Development               No Opt. Call                   AAA          3,429,345
                  Authority, Hospital Facility Revenue, Samaritan
                  Health Services, Series A, Refunding,
                  7.000%, 12/01/16

    375,000     Maricopa County, Arizona, Industrial Development               12/00 at 102                   AAA            413,666
                  Authority, Hospital Facility Revenue,
                  7.500%, 12/01/13

    600,000     Maricopa County, Arizona, Industrial Development                9/05 at 101                   AAA            612,204
                  Authority, Revenue Refunding, Baptist Hospital
                  System, 5.500%, 9/01/16


            Principal                                                                 Optional                   Market
               Amount    Description                                               Provisions*    Ratings**       Value
-----------------------------------------------------------------------------------------------------------------------
                         Health Care--continued

                         Phoenix, Arizona, Industrial Development Authority,
                         Hospital Revenue, John C Lincoln Hospital & Health:
          $   500,000      6.000%, 12/01/10                                       12/03 at 102         BBB+  $  519,825
              500,000      6.000%, 12/01/14                                       12/03 at 102         BBB+     516,325

                         Pima County, Arizona, Industrial Development
                         Authority, Health Care Corporation Revenue
                         Refunding, Carondelet Health Care Corporation:
              500,000      5.250%, 7/01/12                                        No Opt. Call          AAA     516,750
              640,000      5.250%, 7/01/13                                        No Opt. Call          AAA     658,906

            1,500,000    Scottsdale, Arizona, Industrial Development              No Opt. Call          AAA   1,589,595
                           Authority, Hospital Revenue, Scottsdale
                           Memorial Hospitals, 5.500%, 9/01/12

            3,000,000    Scottsdale, Arizona, Industrial Development               9/07 at 102          AAA   3,277,470
                           Authority, Hospital Revenue Refunding,
                           Scottsdale Memorial, Series A, 6.125%, 9/01/17
-----------------------------------------------------------------------------------------------------------------------
                         Housing/Multifamily -- 1.8%

              295,000    Phoenix, Arizona, Housing Finance Corporation,            7/02 at 101          AAA     308,151
                           Mortgage Revenue, Project, Series A,
                           6.500%, 7/01/24

                         Phoenix, Arizona, Industrial Development Authority,
                         Mortgage Revenue Refunding, Chris Ridge
                         Village Project:
              200,000      6.750%, 11/01/12                                       11/02 at 101          AAA     212,444
              425,000      6.800%, 11/01/25                                       11/02 at 101          AAA     447,653

              500,000    Phoenix, Arizona, Industrial Development Authority,       2/03 at 102          Aaa     508,500
                           Multifamily Housing Revenue Refunding,
                           Meadow Glen Apartments, 5.800%, 8/20/28

              500,000    Tempe, Arizona, Industrial Development Authority,         6/03 at 102          AAA     519,385
                           Multifamily Revenue Refunding Mortgage,
                           Quadrangles Building Apartments, Series A,
                           6.250%, 6/01/26
-----------------------------------------------------------------------------------------------------------------------
                         Housing Single/Family -- 1.8%

              485,000    Phoenix, Arizona, Industrial Development Authority,       6/05 at 102          AAA     501,315
                           Single Family Mortgage Revenue, Statewide,
                           6.150%, 12/01/08

                         Portfolio of Investments (Unaudited)
                         Nuveen Flagship Arizona -- continued

            Principal                                                                 Optional                   Market
               Amount    Description                                               Provisions*    Ratings**       Value
-----------------------------------------------------------------------------------------------------------------------
                         Housing Single/Family -- continued

           $  410,000    Pima County, Arizona, Industrial Development              8/05 at 102            A  $  433,468
                           Authority, Single Family Mortgage Revenue
                           Refunding, Series A, 6.500%, 2/01/17

            1,000,000    Pima County, Arizona, Industrial Development              5/07 at 102          AAA   1,048,230
                           Authority, Single Family Mortgage Revenue,
                           Series A, 6.250%, 11/01/30
-----------------------------------------------------------------------------------------------------------------------
                         Long Term Care -- 1.7%

            1,670,000    Cochise County, Arizona, Industrial Development           5/04 at 102          AAA   1,857,124
                           Authority, Mortgage Revenue Refunding, Sierra
                           Vista Care Center, Series A, 6.750%, 11/20/19
-----------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/General -- 28.2%

              800,000    Chandler, Arizona, Refunding, 7.000%, 7/01/12             7/01 at 101          AAA     872,976

                         Cochise County, Arizona, Unit School District No. 68
                         Sierra Vista, Formerly Cochise County, Arizona
                         School, Refunding:
              250,000      7.500%, 7/01/09                                        No Opt. Call          AAA     311,235
              300,000      7.500%, 7/01/10                                        No Opt. Call          AAA     375,216

                         Coconino & Yavapai Counties, Arizona, Joint Unit
                         School District No. 9, Sedona Oak Creek, Series A:
              250,000      6.700%, 7/01/06                                         7/01 at 101           A-     272,473
              250,000      6.750%, 7/01/07                                         7/01 at 101           A-     272,883

              250,000    Guam Government, Series A, 5.400%, 11/15/18              11/03 at 102          BBB     247,828

              375,000    Maricopa, Arizona, Rural Road Improvement                 7/99 at 101          N/R     390,034
                           District, Refunding, 6.900%, 7/01/05

              750,000    Maricopa, County, Arizona, School District No. 11         7/01 at 101          AAA     803,648
                           Peoria Unit, Refunding, 6.400%, 7/01/10

              675,000    Maricopa County, Arizona, School District No. 11         No Opt. Call          AAA     452,480
                           Peoria Unit, Refunding, Second Series, 0.000%,
                           7/01/06

                         Maricopa County, Arizona, School District No. 28
                         Kyrene Elementary, Refunding, Series C:
            4,000,000      0.000%, 7/01/07                                        No Opt. Call          AAA   2,540,280
            1,870,000      0.000%, 1/01/09                                        No Opt. Call          AAA   1,082,487
            3,805,000      0.000%, 1/01/10                                        No Opt. Call          AAA   2,072,089
            6,000,000      0.000%, 1/01/11                                        No Opt. Call          AAA   3,087,480

               50,000    Maricopa County, Arizona, School District No. 28          7/02 at 100          AAA      52,192
                           Kyrene Elementary, Series E, 6.000%, 7/01/12

            Principal                                                                 Optional                   Market
               Amount    Description                                               Provisions*    Ratings**       Value
-----------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/General -- continued

                         Maricopa County, Arizona, School District No. 40,
                         Glendale:
           $  500,000      6.200%, 7/01/09                                         7/05 at 101          AAA  $  550,845
            2,500,000      6.250%, 7/01/10                                         7/05 at 101          AAA   2,747,350
            1,750,000      6.300%, 7/01/11                                         7/05 at 101          AAA   1,922,795

                         Maricopa County, Arizona, Unit School District No. 41,
                         Gilbert, Refunding:
            2,000,000      0.000%, 1/01/06                                        No Opt. Call          AAA   1,372,240
              500,000      6.250%, 7/01/15                                         7/08 at 100          AAA     553,485

              515,000    Maricopa County, Arizona, Elementary School               7/04 at 102          AAA     580,240
                           District 68, Alhambra, Series A, 6.750%, 7/01/14

              500,000    Maricopa County, Arizona, Unit School District No. 80,   No Opt. Call          AAA     569,055
                            Chandler, 6.250%, 7/01/11

            1,275,000    Maricopa County, Arizona, School District No. 98,        No Opt. Call          AAA     854,683
                           Fountain Hills Unit, 0.000%, 7/01/06

              635,000    Navajo County, Arizona, Unit School District No. 32,      7/06 at 101          AAA     671,811
                           Blue Ridge Formerly Navajo County Arizona Unit,
                           Projects of 1994, School Improvement,
                           5.800%, 7/01/14

            1,000,000    Pima County, Arizona, Unit School District No. 1,        No Opt. Call          AAA   1,252,880
                           Tucson, Refunding, 7.500%, 7/01/10

              300,000    Pima County, Arizona, Unit School District No. 1,         7/02 at 102          AAA     327,666
                           Tucson School Improvement, Series D,
                           6.100%, 7/01/12

              500,000    Pima County, Arizona, Unit School District No. 13,        7/04 at 102          AAA     564,065
                           Tanque Verde, Refunding & Improvement,
                           6.700%, 7/01/10

              315,000    Scottsdale Mountain Community Facilities District,        7/03 at 102            A     336,729
                           Arizona, Series A, 6.200%, 7/01/17

            1,925,000    Tatum Ranch, Arizona, Community Facilities District,      7/02 at 102            A   2,112,861
                           Series A, 6.875%, 7/01/16

              225,000    Tempe, Arizona, Series B, 6.000%, 7/01/08                 7/02 at 101          AA+     240,973

              600,000    Tempe, Arizona, Unit High School District No. 213,        7/04 at 101          AAA     640,428
                           Refunding & Improvement, 6.000%, 7/01/12

            2,000,000    Tucson, Arizona, Refunding, 5.000%, 7/01/19               7/07 at 100           AA   1,958,540

              675,000    Yuma County, Arizona, Unit High School District No. 70,   7/02 at 101          AAA     714,022
                           Yuma, 5.700%, 7/01/06

Portfolio of Investments (Unaudited)
Nuveen Flagship Arizona -- continued


            Principal                                                              Optional Call                      Market
               Amount    Description                                                 Provisions*     Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/Limited -- 9.5%

           $  700,000    Apache County, Arizona, Public Finance                      5/00 at 102             A     $ 720,167
                           Corporation, Certificates of Participation,
                           5.500%, 5/01/10

              250,000    Arizona State Certificates of Participation,                9/02 at 102           AAA       270,560
                           Refunding, Series B, 6.250%, 9/01/10

              225,000    Arizona State Municipal Financing Program,                 No Opt. Call           AAA       304,729
                           Certificates of Participation, Series 11,
                           8.000%, 8/01/17

              965,000    Bullhead City, Arizona, Special Assessment,                 1/03 at 103           Baa     1,011,137
                           Bullhead Parkway Improvement District,
                           6.100%, 1/01/13

              550,000    Douglas, Arizona, Municipal Property Corporation,           7/05 at 101           AAA       575,371
                           Municipal Facilities Excise Tax Revenue,
                           5.750%, 7/01/15

              280,000    Eloy, Arizona, Municipal Property Corporation,              7/02 at 101           BBB       303,979
                           Municipal Facilities Revenue Refunding,
                           7.000%, 7/01/11

              385,000    Flagstaff, Arizona, Street and Highway User                No Opt. Call           AAA       424,655
                           Revenue, Junior Lien, 5.900%, 7/01/10

              300,000    Maricopa County, Arizona, Hospital District No. 1,          6/04 at 101           AAA       323,136
                           Refunding, Series B, 6.250%, 6/01/10

            1,000,000    Maricopa County, Arizona, Hospital District No. 1,          6/06 at 101             A     1,069,720
                           6.500%, 6/01/17

                         Peoria, Arizona, Improvement District, Special
                         Assessment, North Valley Power Center #8801:
              425,000      7.300%, 1/01/12                                           1/03 at 101           BBB       465,528
              460,000      7.300%, 1/01/13                                           1/03 at 101           BBB       503,649

              205,000    Phoenix, Arizona, Civic Improvement Corporation,            7/01 at 100           AA+       209,697
                           Airport Term Excise Tax Revenue, 7.800%, 7/01/11

              300,000    Phoenix, Arizona, Street & Highway User Revenue             7/02 at 102            A+       323,448
                           Refunding, Junior Lien, 6.250%, 7/01/11

                         Pinal County, Arizona, Certificates of Participation:
              300,000      6.375%, 6/01/06                                           6/02 at 100            AA       323,901
              200,000      6.500%, 6/01/09                                           6/02 at 100            AA       215,420

            2,050,000    Puerto Rico Commonwealth, Highway &                         7/16 at 100             A     2,080,996
                           Transportation Authority, Highway Revenue,
                           Series Y, 5.500%, 7/01/36


  Principal                                                                   Optional Call                                   Market
     Amount     Description                                                     Provisions*             Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited -- continued

$   850,000     Tucson, Arizona, Certificates of Participation,                 7/04 at 100                    AA         $  921,697
                  6.375%, 7/01/09

    250,000     Tucson, Arizona, Local Development, Business                    7/02 at 102                   AAA            271,162
                  Development Finance Corporation Lease Revenue,
                  Refunding, 6.250%, 7/01/12
------------------------------------------------------------------------------------------------------------------------------------
                Transportation  -- 1.5%

    500,000     Phoenix, Arizona, Airport Revenue, Series D,                    7/04 at 102                   AAA            543,440
                  6.400%, 7/01/12

    500,000     Tucson, Arizona, Airport Authority Inc. Revenue,                6/00 at 102                   AAA            537,520
                  Series B, 7.125%, 6/01/15

    575,000     Tucson, Arizona, Airport Authority Inc. Revenue,                6/03 at 102                   AAA            597,385
                  Refunding, 5.700%, 6/01/13
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- 22.2%

    300,000     Arizona Health Facilities Authority, Hospital System            9/03 at 100                   AAA            329,475
                  Revenue Refunding, Phoenix Baptist Hospital &
                  Medical, 6.250%, 9/01/11

    200,000     Arizona State Municipal Financing Program, Certificates        No Opt. Call                   AAA            249,688
                  of Participation, Series 20, 7.700%, 8/01/10

    500,000     Arizona State Transportation Board, Highway                     7/00 at 101                   AAA            540,235
                  Revenue, 7.000%, 7/01/09 (Pre-refunded to 7/01/00)

    300,000     Arizona State University Revenue System,                        7/02 at 101                   Aaa            336,345
                  7.000%, 7/01/15 (Pre-refunded to 7/01/02)

  1,195,000     Central Arizona Water Conservation District,                    5/01 at 102                AA-***          1,301,104
                  Contract Revenue, Central Arizona Project,
                  Series B, 6.500%, 11/01/11
                  (Pre-refunded to 5/01/01)

    380,000     Maricopa County, Arizona, Hospital Revenue, St. Lukes          No Opt. Call                   AAA            472,165
                  Hospital Medical Center Project, 8.750%, 2/01/10

    375,000     Maricopa County, Arizona, Industrial Development               12/00 at 102                   AAA            417,322
                  Authority, Hospital Facility Revenue, 7.500%,
                  12/01/13 (Pre-refunded to 12/01/00)

 17,300,000     Maricopa County, Arizona, Industrial Development               No Opt. Call                   AAA          6,632,647
                  Authority, Single Family Mortgage Revenue,
                  Capital Appreciation, 0.000%, 2/01/16

13

Portfolio of Investments (Unaudited)
Nuveen Flagship Arizona -- continued


  Principal                                                                   Optional Call                                   Market
     Amount     Description                                                     Provisions*             Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- continued

$ 1,250,000     Maricopa County, Arizona, Industrial Development                7/99 at 102                   AAA         $1,333,237
                Authority, Mercy Health System Revenue,
                Series B, 7.150%, 7/01/12 (Pre-refunded to 7/03/99)

    265,000     Maricopa County, Arizona, School District No. 28                7/02 at 100                   AAA            283,977
                  Kyrene Elementary, Series E, 6.000%, 7/01/12
                  (Pre-refunded to 7/01/02)

                Maricopa County, Arizona, School District No. 214,
                Tolleson Unit High, Series B:
    575,000       6.500%, 7/01/09 (Pre-refunded to 7/01/00)                     7/00 at 101                   AAA            616,026
    300,000       6.500%, 7/01/10 (Pre-refunded to 7/01/00)                     7/00 at 101                   AAA            321,405

  1,250,000     Northern Arizona University Revenue, 7.500%,                    6/99 at 100                   Aaa          1,314,262
                  6/01/08 (Pre-refunded to 6/01/99)

    700,000    Peoria, Arizona, Municipal Development Authority,                7/99 at 102                   AAA            745,353
                 Municipal Facilities Revenue, 7.000%, 7/01/10
                 (Pre-refunded to 7/01/99)

    400,000     Phoenix, Arizona, Civic Improvement Corporation,                7/03 at 102                   AAA            440,860
                  Wastewater System Lease Revenue,
                  6.125%, 7/01/23 (Pre-refunded to 7/01/03)

    500,000     Phoenix, Arizona, Street & Highway User Revenue,               No Opt. Call                 AA***            547,965
                  Senior Lien, 6.250%, 7/01/11

    650,000     Pima County, Arizona, Unit School District No. 1,               7/00 at 101                  A***            704,802
                  Tucson, Series B, 7.200%, 7/01/09
                  (Pre-refunded to 7/01/00)

    460,000     Pima County, Arizona, Sewer Revenue Refunding,                  7/01 at 101                   AAA            502,748
                  6.750%, 7/01/15 (Pre-refunded to 7/01/01)

  1,500,000     Price, Elliott Resh Park Inc., Arizona, Revenue                    7/01 102                   AAA          1,664,700
                  Refunding, Arizona State University Resh Park,
                  7.000%, 7/01/21 (Pre-refunded to 7/01/01)

                Salt River Project, Arizona, Agricultural Improvement
                & Power District, Elecsys Revenue, Series E:
    100,000       8.250%, 1/01/13 (Pre-refunded to 1/01/98)                     1/98 at 100                   AAA            100,402
    100,000       8.250%, 1/01/28 (Pre-refunded to 1/01/98)                     1/98 at 100                   AAA            100,402

 11,570,000     Tucson & Pima County, Arizona, Industrial Development          No Opt. Call                   AAA          4,772,394
                  Authority, Single Family Mortgage Revenue, Series
                  1983A, 0.000%, 12/01/14

    500,000     Tucson, Arizona, Series 1984 G, 6.250%, 7/01/18                 7/04 at 101                   AAA            555,705
                  (Pre-refunded to 7/01/04)

             Principal                                                            Optional Call                    Market
              Amount     Description                                                Provisions*     Ratings**       Value
-------------------------------------------------------------------------------------------------------------------------
                         Utilities  6.3%

            $  500,000   Central Arizona Water Conservation District,              No Opt. Call           AA-  $  532,405
                           Contract Revenue Refunding, Central Arizona
                           Project, Series A, 5.500%, 11/01/10

                 5,000   Central Arizona Water Conservation District,               5/01 at 102           AA-       5,411
                           Contract Revenue, Central Arizona Project,
                           Series B, 6.500%, 11/01/11

             2,000,000   Coconino County, Arizona, Pollution Control               10/06 at 102          BBB-   2,128,180
                           Corporation Revenue, Nevada
                           Power Company Project, 6.375%, 10/01/36

             1,750,000   Guam Power Authority, Series A,                           10/03 at 102         BBB     1,692,232
                           5.250%, 10/01/23

               500,000   Mohave County, Arizona, Industrial Development             2/00 at 101        AA+        527,080
                           Authority, Industrial Development Revenue,
                           Citizens Utilities Company Project, Series B,
                           7.150%, 2/01/26

               500,000   Mohave County, Arizona, Industrial Development            11/03 at 101        A-1+       538,250
                           Authority, Industrial Development Revenue, Citizens
                           Utilities Company Projects, 6.600%, 5/01/29

               240,000   Pima County, Arizona, Industrial Development               1/02 at 103        AAA       267,888
                           Authority, Industrial Revenue Refunding, Lease
                           Obligation, Series A, Irvington Project Tucson
                           Electric Power Company, 7.250%, 7/15/10

               500,000   Puerto Rico Electric Power Authority, Power                7/05 at 100        BBB+      492,000
                           Revenue, Formerly Puerto Rico Commonwealth
                           Water Resource Authority, Refunding, Series Z,
                           5.250%, 7/01/21

               200,000   Puerto Rico Electric Power Authority, Power             7/07 at 101.50        AAA       200,932
                           Revenue, Formerly Puerto Rico Commonwealth
                           Water Resource Authority, Series Aa,
                           5.375%, 7/01/27

               500,000   Salt River Project, Arizona, Agricultural Improvement     No Opt. Call        AA        543,165
                           & Power District Elecsys Revenue Refunding,
                           Series A, 5.750%, 1/01/10
-------------------------------------------------------------------------------------------------------------------------
                         Water and Sewer  7.9%

               175,000   Arizona State Wastewater Management Authority,             7/02 at 102        AAA      184,973
                           Wastewater Treatment Financial Assistance
                           Revenue, Series A, 5.950%, 7/01/12

15

                         Portfolio of Investments (Unaudited)
                         Nuveen Flagship Arizona - continued

           Principal                                                              Optional Call                     Market
              Amount     Description                                                Provisions*      Ratings*        Value
--------------------------------------------------------------------------------------------------------------------------
                         Water and Sewer  continued

            $250,000     Arizona State Wastewater Management Authority,             7/05 at 102           AAA   $  262,580
                           Wastewater Treatment Financial Assistance,
                           Revenue Refunding, 5.750%, 7/01/15

           1,750,000     Chandler, Arizona, Water & Sewer Revenue                   7/01 at 101           AAA    1,906,222
                           Refunding, 6.750%, 7/01/06

                         Cottonwood, Arizona, Sewer Revenue Refunding:
             500,000       6.900%, 7/01/03                                          7/02 at 101          BBB-      545,185
             100,000       7.000%, 7/01/06                                          7/02 at 101          BBB-      109,336
             100,000       7.000%, 7/01/07                                          7/02 at 101          BBB-      108,820

           1,000,000     Phoenix, Arizona, Civic Improvement Corporation,           7/04 at 102          Aa3       968,710
                           Wastewater System Lease Revenue Refunding,
                           5.000%, 7/01/18

           1,000,000     Phoenix, Arizona, Civic Improvement Corporation,           7/06 at 100           Aa     1,023,210
                           Water System Revenue, Junior Lien, 5.600%,7/01/18
             540,000       Pima County, Arizona, Sewer Revenue Refunding,           7/01 at 101          AAA       584,831
                           6.750%, 7/01/15

             800,000     Sedona, Arizona, Sewer Revenue Refunding,                  7/04 at 101          BBB       879,048
                           7.000%, 7/01/12

                         Tucson, Arizona, Water Revenue Refunding:
             500,000       6.700%, 7/01/12                                          7/01 at 102           A+       545,650
           1,100,000       5.000%, 7/01/19                                          7/07 at 100          AAA     1,072,995

             390,000     Tucson, Arizona, Water Revenue, Series 1994, A,            7/06 at 101          AAA       433,504
                           6.000%, 7/01/21
--------------------------------------------------------------------------------------------------------------------------
        $125,860,000     Total Investment  (cost $96,752,157)  97.3%                                           106,255,262
--------------------------------------------------------------------------------------------------------------------------
                         Temporary Investments in Short-Term Municipal Securities  0.3%

            $300,000     Maricopa County, Arizona, Pollution Control, Variable
                         Rate Demand Bonds, 3.900%, 5/01/29+                                            A-1+       300,000
--------------------------------------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities  2.4%                                                     2,603,611
                         -------------------------------------------------------------------------------------------------
                         Net Assets  100%                                                                     $109,158,873
                         ================================================================================================

                         * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                         ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                         *** Securities are backed by an escrow or trust
                             containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                         N/R-Investment is not rated.
                         + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

16                               See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
November 30, 1997

                                                                                       Nuveen Flagship
                                                                                               Arizona
------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                             $106,255,262
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)                                  300,000

Cash                                                                                            90,667
Receivables:
  Interest                                                                                   1,795,031
  Investments sold                                                                           1,022,379
  Shares sold                                                                                  250,000
Other assets                                                                                     4,316
------------------------------------------------------------------------------------------------------
     Total assets                                                                          109,717,655
------------------------------------------------------------------------------------------------------
Liabilities
Payable for Shares redeemed                                                                     50,102
Accrued expenses:
  Management fees (note 6)                                                                      44,982
  12b-1 distribution and service fees (notes 1 and 6)                                           16,053
  Other                                                                                          2,587
Dividends payable                                                                              445,058
------------------------------------------------------------------------------------------------------
     Total liabilities                                                                         558,782
------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                       $109,158,873
======================================================================================================
Class A Shares (note 1)
Net assets                                                                                $ 85,305,240
Shares outstanding                                                                           7,564,247
Net asset value and redemption price per share                                            $      11.28
Offering price per share (net asset value per share plus maximum sales
   charge of 4.20% of offering price)                                                     $      11.77
======================================================================================================
Class B Shares (note 1)
Net assets                                                                                $    434,382
Shares outstanding                                                                              38,544
Net asset value, offering and redemption price per share                                  $      11.27
======================================================================================================
Class C Shares (note 1)
Net assets                                                                                $  3,380,201
Shares outstanding                                                                             299,752
Net asset value, offering and redemption price per share                                  $      11.28
======================================================================================================
Class R Shares (note 1)
Net assets                                                                                $ 20,039,050
Shares outstanding                                                                           1,776,911
Net asset value, offering and redemption price per share                                  $      11.28
======================================================================================================

Statement of Operations (Unaudited)
Six months ended November 30, 1997

                                                                                       Nuveen Flagship
                                                                                               Arizona
------------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                                         $3,121,337
------------------------------------------------------------------------------------------------------

Expenses
Management fees (note 6)                                                                       296,451
12b-1 service fees  Class A (notes 1 and 6)                                                     84,512
12b-1 distribution and service fees  Class B (notes 1 and 6)                                     1,533
12b-1 distribution and service fees  Class C (notes 1 and 6)                                    12,259
Shareholders' servicing agent fees and expenses                                                 42,129
Custodian's fees and expenses                                                                   28,446
Trustees' fees and expenses (note 6)                                                             1,003
Professional fees                                                                                7,047
Shareholders' reports  printing and mailing expenses                                            13,445
Federal and state registration fees                                                              1,786
Other expenses                                                                                     779
------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                                    489,390
  Expense reimbursement (note 6)                                                               (19,876)
------------------------------------------------------------------------------------------------------
Net expenses                                                                                   469,514
------------------------------------------------------------------------------------------------------
Net investment income                                                                        2,651,823
------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                                 237,303
Net change in unrealized appreciation or depreciation of investments                         3,021,930
------------------------------------------------------------------------------------------------------
Net gain from investments                                                                    3,259,233
------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                  $5,911,056
======================================================================================================

18                               See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

                                                                 Nuveen Flagship Arizona
                                                            ---------------------------------
                                                            Six months ended       Year ended
                                                                    11/30/97         5/31/97*
---------------------------------------------------------------------------------------------
Operations
Net investment income                                           $  2,651,823     $  4,626,500
Net realized gain from investment transactions
  (notes 1 and 4)                                                    237,303          344,913
Net change in unrealized appreciation or depreciation
  of investments                                                   3,021,930        1,724,243
---------------------------------------------------------------------------------------------
Net increase in net assets from operations                         5,911,056        6,695,656
---------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                         (2,076,339)      (4,163,497)
  Class B                                                             (6,763)          (2,842)
  Class C                                                            (71,772)        (117,169)
  Class R                                                           (504,641)        (335,301)

In excess of undistributed net investment income:
  Class A                                                             (4,663)              --
  Class B                                                                (15)              --
  Class C                                                               (161)              --
  Class R                                                             (1,133)              --

From accumulated net realized gains from investment
  transactions:
  Class A                                                                 --         (414,050)
  Class B                                                                 --               --
  Class C                                                                 --          (12,740)
  Class R                                                                 --               --
---------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders         (2,665,487)      (5,045,599)
---------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the reorganization
  of Nuveen Arizona (note 1)                                             --        25,221,663
Net proceeds from shares issued as a capital contribution                --            33,360
Net proceeds from sale of shares                                  6,593,940         9,311,968
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                            1,381,021         2,094,732
---------------------------------------------------------------------------------------------
                                                                  7,974,961        36,661,723
---------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (7,196,330)      (15,241,517)
---------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions             778,631        21,420,206
---------------------------------------------------------------------------------------------
Net increase in net assets                                        4,024,200        23,070,263
Net assets at the beginning of period                           105,134,673        82,064,410
---------------------------------------------------------------------------------------------
Net assets at the end of period                                $109,158,873      $105,134,673
=============================================================================================
Balance of undistributed (overdistributed) net investment
  income at end of period                                      $     (5,973)     $      7,691
=============================================================================================

* Information represents eight months of Flagship Arizona and four months of Nuveen Flagship Arizona (see note 1).

                                 See accompanying notes to financial statements.
19

Notes to Financial Statements (Unaudited)

1.  General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Arizona Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Arizona Double Tax Exempt Fund ("Flagship Arizona") and Nuveen Arizona Tax-Free Value Fund ("Nuveen Arizona") reorganized into Nuveen Flagship Arizona Municipal Bond Fund ("Nuveen Flagship Arizona"). Prior to the reorganization, Flagship Arizona was a sub-trust of the Flagship Tax Exempt Funds Trust while Nuveen Arizona was a series of the Nuveen Multistate Tax-Free Trust. Nuveen Arizona had a fiscal year end of January 31 prior to being reorganized into Nuveen Flagship Arizona which has retained the fiscal year end of Flagship Arizona.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Fund had no such outstanding purchase commitments.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Arizona state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares
Transactions in Fund shares were as follows:


                                     Six months ended 11/30/97      Year ended 5/31/97*
                                      Shares            Amount       Shares        Amount
                                     ---------------------------------------------------------
----------------------------------------------------------------------------------------------
Shares issued in the reorganization
   of Nuveen Arizona:
   Class A                                 --         $        --      491,617   $  5,367,690
   Class B                                 --                  --           --             --
   Class C                                 --                  --       48,608        530,721
   Class R                                 --                  --    1,769,783     19,323,252
Shares issued as a
   capital contribution:
   Class A                                 --                  --          764          8,340
   Class B                                 --                  --          764          8,340
   Class C                                 --                  --          764          8,340
   Class R                                 --                  --          764          8,340
Shares sold:
   Class A                            449,665           5,022,455      712,114      7,768,419
   Class B                             13,820             154,522       30,949        339,939
   Class C                             41,164             461,908       86,515        940,835
   Class R                             85,506             955,055       23,885        262,775
Shares issued to shareholders
   due to reinvestment
   of distributions:
   Class A                             91,196           1,014,865      172,561      1,878,199
   Class B                                423               4,717           51            556
   Class C                              4,938              54,930        6,676         72,706
   Class R                             27,479             306,509       13,166        143,271
                                      714,191           7,974,961    3,358,981     36,661,723
----------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                           (522,557)         (5,848,615)  (1,294,344)   (14,116,042)
   Class B                             (7,463)            (82,536)          --             --
   Class C                            (37,801)           (424,289)     (34,699)      (378,684)
   Class R                            (75,230)           (840,890)     (68,442)      (746,791)
----------------------------------------------------------------------------------------------
                                     (643,051)         (7,196,330)  (1,397,485)   (15,241,517)
----------------------------------------------------------------------------------------------
Net increase                           71,140         $   778,631    1,961,496   $ 21,420,206
==============================================================================================

* Information represents eight months of Flagship Arizona and four months of Nuveen Flagship Arizona (see note 1).

3. Distributions to Shareholders
On December 9, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:

---------------------------------------------------------------------------
Dividend per share:
  Class A                                                            $.0460
  Class B                                                             .0390
  Class C                                                             .0410
  Class R                                                             .0480
---------------------------------------------------------------------------

At the same time, the Fund also declared taxable distributions, which includes capital gains and/or market discount, of $.0180 per share.

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $9,331,774 and $10,570,369, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $4,600,000 and $4,300,000, respectively.

At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund's last fiscal year end, the Fund had unused capital loss carryforwards of $36,219 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $18,529 of the carryforwards will expire in the year 2002 and $17,690 will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)
At November 30, 1997, net unrealized appreciation aggregated $9,503,105, of which $9,503,960 related to appreciated securities and $855 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

Average daily net asset value                                Management fee
---------------------------------------------------------------------------
For the first $125 million                                      .5500 of 1%
For the next $125 million                                       .5375 of 1
For the next $250 million                                       .5250 of 1
For the next $500 million                                       .5125 of 1
For the next $1 billion                                         .5000 of 1
For net assets over $2 billion                                  .4750 of 1
---------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $114,600 of which approximately $97,000 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $15,500 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $6,700 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $5,500 of CDSC on share redemptions during the six months ended November 30, 1997.

7. Composition of Net Assets
At November 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

-------------------------------------------------------------------------------
Capital paid-in                                                    $ 99,459,729
Balance of undistributed (overdistributed) net investment income         (5,973)
Accumulated net realized gain from investment transactions              202,012
Net unrealized appreciation of investments                            9,503,105
-------------------------------------------------------------------------------
Net assets                                                         $109,158,873
===============================================================================

              Financial Highlights (Unaudited)

              Selected data for a common share outstanding throughout each period is as follows:

Class (Inception date)                      Operating performance                             Less distributions
                                                                  Net
Nuveen Flagship Arizona**            Net                 realized and     Dividends                        Net        Total
                                   asset                   unrealized     from tax-                      asset       return
                                   value           Net    gain (loss)    exempt net    Distributions     value       on net
Year ending                    beginning    investment           from    investment     from capital    end of        asset
May 31,                        of period    income (b)    investments        income            gains    period    value (a)
---------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
  1998 (d)                        $10.94          $.27         $ .35         $(.28)            $  --    $11.28         5.67%
  1997                             10.73           .56           .27          (.56)             (.06)    10.94         7.85
  1996                             10.85           .57          (.12)         (.57)               --     10.73         4.21
  1995                             10.43           .58           .42          (.58)               --     10.85        10.03
  1994                             10.81           .60          (.38)         (.60)               --     10.43         1.92
  1993                             10.13           .63           .69          (.64)               --     10.81        13.37
  1992                              9.81           .65           .32          (.65)               --     10.13        10.25
  1991                              9.60           .64           .21          (.64)               --      9.81         9.19
  1990                              9.72           .64          (.12)         (.64)               --      9.60         5.53
  1989                              9.12           .64           .60          (.64)               --      9.72        14.04
  1988                              9.12           .64            --          (.64)               --      9.12         7.45

Class B (2/97)
  1998 (d)                         10.94           .23           .33          (.23)               --     11.27         5.19
  1997 (c)                         10.92           .16           .02          (.16)               --     10.94         1.64

Class C (2/94)
  1998 (d)                         10.94           .24           .35          (.25)               --     11.28         5.39
  1997                             10.73           .50           .27          (.50)             (.06)    10.94         7.28
  1996                             10.84           .51          (.11)         (.51)               --     10.73         3.75
  1995                             10.43           .52           .41          (.52)               --     10.84         9.32
  1994 (c)                         11.22           .14          (.79)         (.14)               --     10.43       (16.61)*

Class R (2/97)
  1998 (d)                         10.94           .29           .34          (.29)               --     11.28         5.78
  1997 (c)                         10.92           .19           .02          (.19)               --     10.94         1.96
---------------------------------------------------------------------------------------------------------------------------

     *  Annualized.
    ** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Arizona.
    (a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
    (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
    (c) From commencement of class operations as noted.
    (d) For the six months ending November 30, 1997.

                                         Ratios/Supplemental data
-------------------------------------------------------------------------------------------
                                       Ratio                           Ratio
                                      of net                          of net
                     Ratio of     investment        Ratio of      investment
                     expenses      income to        expenses       income to
                   to average        average      to average         average
                   net assets     net assets      net assets      net assets
    Net assets         before         before           after           after      Portfolio
 end of period     reimburse-     reimburse-      reimburse-      reimburse-       turnover
(in thousands)           ment           ment         ment(b)         ment(b)           rate
-------------------------------------------------------------------------------------------

       $85,305            .93%*         4.86%*           .89%*          4.90%*            9%
        82,567           1.05           4.91             .83            5.13             25
        80,094           1.07           4.82             .69            5.20             38
        80,406           1.20           5.21             .82            5.59             27
        82,676           1.09           5.03             .64            5.48             21
        72,778           1.11           5.36             .44            6.03             20
        51,123           1.20           5.79             .44            6.55             34
        38,933           1.25           6.15             .78            6.62             18
        32,066           1.25           6.23             .85            6.63             37
        29,433           1.27           6.50             .92            6.85             37
        33,696           1.17           6.65             .86            6.96             68

           434           1.68*          4.13*           1.64*           4.17*             9
           347           1.67*          4.38*           1.62*           4.43*            25

         3,380           1.48*          4.31*           1.44*           4.35*             9
         3,189           1.59           4.37            1.38            4.58             25
         1,970           1.63           4.24            1.23            4.64             38
         1,621           1.75           4.62            1.36            5.01             27
         1,122           1.62*          3.94*           1.20*           4.36*            21

        20,039            .73*          5.06*            .69*           5.10*             9
        19,031            .73*          5.32*            .67*           5.38*            25
-------------------------------------------------------------------------------------------

Additional Investment Opportunities



Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth Funds
Nuveen Rittenhouse Growth Fund

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate
Limited Term

State Funds
Alabama           Michigan
Arizona           Missouri
California        New Jersey
Colorado          New Mexico
Connecticut       New York
Florida           North Carolina
Georgia           Ohio
Kansas            Pennsylvania
Kentucky          South Carolina
Louisiana         Tennessee
Maryland          Virginia
Massachusetts     Wisconsin

To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 225-8530.

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Boston Financial Data Service
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

Legal Counsel
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, Illinois

Serving Investors
for Generations

[photo of John Nuveen, Sr. appears here]

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 225-8530
www.nuveen.com

[NUVEEN LOGO]
Municipal
Bond Funds

November 30, 1997


Semiannual Report

[PHOTO APPEARS HERE]

Dependable, tax-free income
to help you keep more of
what you earn.





Colorado

                                   Contents


                     1  Dear Shareholder

                     3  Answering Your Questions

                     6  Performance Overview

                     8  Portfolio of Investments

                    13  Statement of Net Assets

                    14  Statement of Operations

                    15  Statement of Changes in Net Assets

                    16  Notes to Financial Statements

                    22  Financial Highlights

                    24  Additional Investment Opportunities

                    25  Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

It's a pleasure to share with you the Nuveen Flagship Colorado Municipal Bond Fund's outstanding performance record for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the fund's portfolio of municipal bonds. As of November 30, 1997, Class A shareholders were receiving a current yield on net asset value of 4.33%. To match this yield, investors in the 34.5% combined federal and state income tax bracket would have had to earn at least 6.61% on taxable alternatives.

During this same period, the fund provided Class A shareholders with a highly competitive total return on net asset value of 9.40% with income reinvested, far outpacing the average return of 7.19% for its peer group, the Lipper Colorado municipal bond fund category. You will find additional details on the fund's performance on pages 6-7.

The Year in Review

Over the past year, U.S. investors have benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan. Still, falling commodity prices kept producer prices in check, while low import prices -- due in part to the weakness in Asian markets -- limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

Helping You Build A Better Portfolio

The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

January 15, 1998


"The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation."

Answering Your Questions

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, managing director of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected the performance of the fund over the past year.

What economic and market factors influenced the performance of municipal bonds over the past year?

Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation, and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. The strong total returns produced in this environment were somewhat muted by a heavy supply of newly issued bonds that temporarily reduced bond prices. The increased supply worked to our advantage, however, as it expanded opportunities to find value in the marketplace.

How has the fund performed during this period?

As Tim mentioned in his letter to shareholders, the fund performed well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the fund was 9.40%, which compares favorably with the one-year average return of 7.19% for the peer group of Colorado municipal bond funds tracked by Lipper Analytical Services -- a 221 basis point difference. Once again, this fund was the top performer in its category, ranking first among the 23 municipal bond funds in the grouping.

"Our thorough research helps us find investment quality bonds that offer the best values--such as bonds from specific regions and sectors that have the best potential for performance and appreciation."

Given the current municipal market, where were you able to find value?

Through the quality research provided by Nuveen's renowned research team, we continue to uncover bonds that we feel are undervalued by the market, such as zero coupon bonds. These bonds are issued at a discount and generally grow in value each year, rather than receiving coupon payments. One of the fund's large zero coupon holdings was recently pre-refunded by its issuer, resulting in a substantial increase in price for those bonds.

In addition, we feel there is tremendous value in high-grade housing bonds. A few deals were unexpectedly called by their issuers this year, so bond buyers appear to be avoiding the entire sector and are effectively driving yields higher. Since Nuveen has such a large, experienced housing research staff, we were able to buy these securities with greater confidence. We have also found good value in higher-rated bonds because credit spreads remained tight. This enabled us to purchase higher-rated securities without sacrificing much yield. Presently, the marginally higher yield offered by lower-rated bonds does not adequately compensate the fund for the increased credit risk.

What are your key strategies for the coming year?

To sustain such outstanding performance, we take a holistic approach to portfolio management -- assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, one focus will be boosting the credit quality of the fund. As long as credit spreads remain tight, we will continue to take advantage of opportunities to purchase bonds with high credit quality at yields that are similar to bonds with

"Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand."

lower ratings. We believe that if credit spreads widen, these high-quality issues will increase in value relative to lower-rated bonds.

As part of our value investing approach, we will also continue to look for individual bonds that offer good long-term value with the potential for appreciating returns. Our thorough research helps us find investment quality bonds that offer the best values -- such as bonds from specific regions and sectors that have the best potential for performance and appreciation. We plan to continue to search for bonds with pre-refunding potential, as well as those that we feel are undervalued by the market as a whole.

What is your outlook for the municipal market?

Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.

Nuveen Flagship Colorado
Municipal Bond Fund
Performance Overview
As of November 30, 1997

Morningstar Rating/1/
        ****

Fund Highlights
====================================================================================================
Share Class                                                    A           B           C           R
Inception Date                                              5/87        2/97        2/97        2/97
 .....................................................................................................
Net Asset Value (NAV)                                     $10.65      $10.67      $10.65     $ 10.66
 .....................................................................................................
CUSIP                                                  67065L609   67065L500   67065L807   67065L880
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total Net Assets ($000)                                                                      $35,321
 .....................................................................................................
Average Weighted Maturity (Years)                                                              19.59
 .....................................................................................................
Average Weighted Duration (Years)                                                               9.19
-----------------------------------------------------------------------------------------------------

Annualized Total Return/2/
=====================================================================================================
Share Class                                    A(NAV)    A(Offer)          B           C           R
1-Year                                          9.40%       4.79%       8.84%       8.86%       9.67%
 .....................................................................................................
5-Year                                          7.86%       6.93%       7.27%       7.45%       7.91%
 .....................................................................................................
10-Year                                         8.59%       8.13%       8.11%       8.20%       8.62%
-----------------------------------------------------------------------------------------------------

Tax-Free Yields
=====================================================================================================
Share Class                                    A(NAV)    A(Offer)          B           C           R
Dist Rate                                       4.90%       4.69%       4.16%       4.39%       5.12%
 .....................................................................................................
SEC 30-Day Yld                                  4.33%       4.14%       3.58%       3.78%       4.53%
 .....................................................................................................
Taxable Equiv Yld/3/                            6.61%       6.32%       5.47%       5.77%       6.92%
-----------------------------------------------------------------------------------------------------

1 Overall rating for Class A shares within the municipal bond category for the period ended November 30, 1997. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fundOs three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The fund earned four stars for the three- and five-year periods and three stars for the 10-year period ended November 30, 1997. In an investment category, 10% of funds receive five stars, 22.5% receive four stars, and 35% receive three stars. For the period ending November 30, 1997, 1,481 municipal bond funds were rated for the three-year period, 695 for the five-year period, and 332 for the 10-year period.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC Yield and a combined federal and state income tax rate of 34.5%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Credit Quality

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded 66%
A                 3%
BBB/NR           14%
AA               17%

--------------------------------------------------------------------------------
Diversification
                           [PIE CHART APPEARS HERE]

Transportation            7%
Housing (Single-Family)   5%
Education/Civic Org.      7%
Long-Term Care            3%
Tax Obligation (G.O.)     9%
Tax Obligation (Limited)  3%
Housing (Multi-Family)   21%
Other                     1%
U.S. Guaranteed          44%

--------------------------------------------------------------------------------
Dividend History (A Shares)

[BAR CHART APPEARS HERE]

December 1996    0.04421
January 1997     0.04433
February         0.0435
March            0.0435
April            0.0435
May              0.0435
June             0.0435
July             0.0435
August           0.0435
September        0.0435
October          0.0435
November         0.0435

Portfolio of Investments (Unaudited)
Nuveen Flagship Colorado

  Principal                                                                   Optional Call                                  Market
     Amount     Description                                                     Provisions*             Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations -- 6.5%

 $  400,000     Colorado Student Obligation Bond Authority, Student Loan        9/00 at 100                     A        $  418,892
                  Revenue, Series A-3, 7.250%, 9/01/05

    245,000     Colorado Student Obligation Bond Authority, Student Loan        9/02 at 102                     A           263,556
                  Revenue, Series C, 7.150%, 9/01/06

  1,500,000     Hyland Hills Metropolitan Park and Recreation District,        12/06 at 101                   N/R         1,616,445
                  Colorado, Special Revenue Refunding and Improvement,
                  Series A, 6.750%, 12/15/15
------------------------------------------------------------------------------------------------------------------------------------
                Health Care -- 0.8%

    250,000     Pueblo County, Colorado, Hospital Facility Refunding,          90/01 at 101                   AAA           274,573
                  Series A, Parkview Episcopal, 7.000%, 9/01/09
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily -- 21.4%

    100,000     Aurora, Colorado, Multifamily Revenue, Dayton Place             7/98 at 103                   AAA           104,339
                  Project, Series A, 8.250%, 1/20/29

  1,500,000     Colorado Housing Finance Authority, Multifamily Housing        10/06 at 102                    AA         1,573,320
                  Insured Mortgage, Series C, 6.250%, 10/01/38

    460,000     Colorado Housing Finance Authority, Multifamily Housing         4/05 at 102                    AA           491,956
                  Insured Mortgage, Series A, 6.650%, 10/01/28

  1,265,000     Colorado Housing Finance Authority, Multifamily                10/07 at 102                    AA         1,272,451
                  Insured Mortgage, Series C, 5.750%, 10/01/39

  2,000,000     Denver, Colorado, City and County Multifamily Housing          10/07 at 102                   AAA         2,023,680
                  Revenue, The Boston Lofts Project, Series A,
                  5.850%, 10/01/38

  1,000,000     Denver, Colorado, City and County Multifamily Housing           5/07 at 102                   AAA         1,007,470
                  Revenue, Buerger Brothers Project, Series A,
                  5.700%, 11/01/28 (DD)

  1,000,000     Lakewood, Colorado, Multifamily Housing Revenue,               10/05 at 102                   AAA         1,071,490
                  FHA Insured Mortgage Loan, 6.650%, 10/01/25
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family -- 4.6%

    105,000     Colorado Housing Finance Authority, Single Family               9/01 at 100                   Aa1           107,310
                  Residential Housing Revenue, Series A, 8.125%, 9/01/17

    275,000     Colorado Housing Finance Authority, Single Family,              8/01 at 102                   AA+           290,857
                  Senior, Issue C, 7.375%, 8/01/23

    850,000     Colorado Housing Finance Authority, Refunding, Single          No Opt. Call                   Aa1           492,252
                  Family Housing, Series A, 0.000%, 11/01/06


           Principal                                                Optional Call                          Market
              Amount         Description                              Provisions*      Ratings**            Value
-----------------------------------------------------------------------------------------------------------------
                             Housing/Single Family -- continued

          $  140,000         Commerce City, Colorado, Single          3/02 at 101            Aa1       $  146,569
                               Family Mortgage Revenue Refunding,
                               Series A, 6.875%, 3/01/12

             125,000         Pueblo County Colorado, Single           6/02 at 102            AA-          131,961
                               Family Mortgage Revenue, Series A,
                               6.850%, 12/01/25

             415,000         Pueblo County, Colorado, Single         11/04 at 102            AAA          444,453
                               Family Mortgage Revenue Refunding,
                               Series A, 7.050%, 11/01/27
-----------------------------------------------------------------------------------------------------------------
                             Long Term Care -- 2.9%

           1,000,000         Colorado Health Facilities               1/07 at 101            N/R        1,031,190
                               Authority, Revenue Refunding,
                               1st Mortgage, Christian Living,
                               Series A, 7.050%, 1/01/19
-----------------------------------------------------------------------------------------------------------------
                             Tax Obligation/General -- 9.4%

             450,000         Cherry Creek Vista Park and             10/02 at 100            N/R          483,251
                               Recreation District, Colorado,
                               Refunding and Improvement, Series
                               B, 6.875%, 10/01/11

             500,000         El Paso and Elbert Counties,            12/05 at 100            AA-          563,030
                               Colorado, School District
                               No. 1 El Paso, 6.800%, 12/01/14

                             El Paso County, Colorado, School
                             District Number 3 Widefield,
                             Series A:
           1,025,000           0.000%, 12/15/07                       12/05 at 92            AAA          633,942
           1,020,000           0.000%, 12/15/08                       12/05 at 86            AAA          594,935

             500,000         El Paso County, Colorado, School        12/01 at 101            AAA          547,170
                               District No. 38, Certificates of
                               Participation, Colorado
                               Association of School Boards
                               Finance, Series 92A, 6.900%,
                               12/01/13

             250,000         Pitkin County, Colorado, Refunding      12/04 at 102              A          283,190
                               and Improvement, 6.875%, 12/01/24

             190,000         Valley Metropolitan District,           12/00 at 101            Baa          201,362
                               Colorado, Jefferson County,
                               Refunding, 7.000%, 12/15/06
-----------------------------------------------------------------------------------------------------------------
                             Tax Obligation/Limited -- 3.4%

             175,000         Jefferson County, Colorado,             12/02 at 102            AAA          194,754
                               Certificates of Participation,
                               Refunding, 6.650%, 12/01/08

             200,000         Mesa County, Colorado, Sales Tax        12/98 at 100            AAA          207,160
                               Revenue Refunding, 7.750%, 12/01/13

             750,000         Woodland Park, Colorado, Limited        12/03 at 101             AA          810,300
                               Sales Tax Revenue Refunding,
                               Series B, 6.400%, 12/01/12

                     Portfolio of Investments (Unaudited)
                     Nuveen Flagship Colorado -- continued

          Principal                                                                Optional Call                Market
           Amount    Description                                                    Provisions*    Ratings**    Value
-----------------------------------------------------------------------------------------------------------------------------------


                     Transportation -- 6.7%

          $ 750,000  Denver, Colorado, City and County Airport Revenue,              11/07 at 101        AAA  $  750,645
                       Series E, 5.250%, 11/15/17

            500,000  Denver, Colorado, City and County Special Facilities            10/02 at 102       Baa3     545,445
                       Airport Revenue, United Air Lines Project,
                       Series A, 6.875%, 10/01/32

          1,000,000  Eagle County, Colorado, Air Terminal Corporation Revenue,       No Opt. Call        N/R   1,075,370
                       Airport Terminal Project, 7.500%, 5/01/21
-------------------------------------------------------------------------------------------------------------------------
                     U.S. Guaranteed -- 43.4%

          4,300,000  Arapahoe County, Colorado, Capital Improvement Tollroad           8/05 at 95        Aaa   2,893,169
                       Fund Highway Revenue, Issue E, 470 Series C, 0.000%,
                       8/31/06 (Pre-refunded to 8/31/05)

          6,500,000  Arapahoe County, Colorado, Single Family Mortgage               No Opt. Call        AAA   3,423,030
                       Revenue, 1984 Series A, 0.000%, 9/01/10

            175,000  Aspen, Colorado, Certificates of Participation,              9/98 at 105 1/2        AAA     180,005
                       7.000%, 9/01/09 (Pre-refunded to 9/01/98)

            100,000  Colorado Association of School Boards, Certificates of          12/99 at 101        AAA     107,125
                       Participation, Pueblo School District Number 60 Project,
                       Series A, 7.250%, 12/01/09 (Pre-refunded to 12/01/99)

            300,000  Colorado Health Facilities Authority, Rose Medical               8/01 at 102        AAA     333,339
                       Center, 7.000%, 8/15/20 (Pre-refunded to 8/15/01)

          7,500,000  Colorado Health Facilities Authority, Retirement Facilities     No Opt. Call        AAA   1,791,300
                       Revenue, Liberty Heights, Series B, 0.000%, 7/15/24

            900,000  Colorado Springs, Colorado, Utilities Revenue, Utility          No Opt. Call        AAA   1,002,231
                       Improvement, Series B, 6.600%, 11/15/18

            100,000  Colorado State Board Agricultural, Colorado State                4/98 at 102        AAA     103,296
                       University Sports Recreation Facilities, 7.700%,
                       4/01/09 (Pre-refunded to 4/01/98)

            300,000  Colorado Water Resource Power Development Authority,            11/99 at 100     N/R***     321,459
                       Water and Power Revenue, Stagecoach Project, 8.000%,
                       11/01/17 (Pre-refunded to 11/01/99)


  Principal                                                                   Optional Call                                  Market
     Amount     Description                                                     Provisions*             Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- continued

 $  250,000     Denver, Colorado, City and County Industrial Development        3/01 at 102                   AAA        $  279,508
                  Revenue, University of Denver Project,
                  7.500%, 3/01/16 (Pre-refunded to 3/01/01)

    350,000     Denver, Colorado, City and County Revenue, Mercy Medical        5/98 at 102                   AAA           362,586
                  Center Project, 7.700%, 5/01/07 (Pre-refunded to 5/01/98)

    100,000     El Paso County, Colorado, Revenue Refunding,                    5/98 at 102                   AAA           103,617
                  St. Francis Hospital System, 7.750%, 5/01/14
                  (Pre-refunded to 5/01/98)

  3,000,000     El Paso County, Colorado, Single Family Mortgage               No Opt. Call                   AAA         1,155,570
                  Revenue, Series 1984 A, 0.000%, 9/01/15

    250,000     Fountain Valley Authority, Colorado, Water                      6/01 at 100                 AA***           270,703
                  Treatment Revenue, 6.800%, 12/01/19
                  (Pre-refunded to 6/01/01)

    250,000     Logan County, Colorado, Health Care Facilities Revenue,         1/99 at 102                   AAA           264,693
                  Western Health Network, Series A-7, 7.625%, 1/01/19
                  (Pre-refunded to 1/01/99)

  4,000,000     Mesa County, Colorado, Residual Revenue Refunding,             No Opt. Call                   Aaa         1,955,360
                  0.000%, 12/01/11

    300,000     Parker, Colorado, Sales and Use Tax Revenue, Improvement,      11/00 at 100                N/R***           329,739
                  Series B, 7.600%, 11/01/10 (Pre-refunded to 11/01/00)

    100,000     Regional Transportation District, Colorado,                    11/00 at 101                   AAA           109,175
                  Sales Tax Revenue, 7.100%, 11/01/10
                  (Pre-refunded to 11/01/00)

    100,000     University of Colorado, Certificates of Participation,         12/98 at 102                 A2***           105,365
                  Series D, Colorado Association of School
                  Boards Lease Purchase Finance Program,
                  7.400%, 12/01/05 (Pre-refunded to 12/01/98)

    250,000     University of Colorado University, Auxiliary Facilities         6/00 at 101                 A1***           269,450
                  System, Boulder Projects, 7.050%, 6/01/15
                  (Pre-refunded to 6/01/00)

Portfolio of Investments (Unaudited)
Nuveen Flagship Colorado -- continued


  Principal                                                                   Optional Call                                  Market
     Amount     Description                                                     Provisions*             Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer -- 0.4%

$   120,000     Colorado Water Resource and Power Development                  11/02 at 100                   AAA       $   131,372
                  Authority, Small Water Resource Revenue,
                  Series A, 6.700%, 11/01/12
------------------------------------------------------------------------------------------------------------------------------------
$49,185,000     Total Investments -- (cost $31,726,732) -- 99.5%                                                         35,145,410
===========-------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 0.5%                                                                       175,524
                --------------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                                      $35,320,934
                ====================================================================================================================

                * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                N/R - Investment is not rated.

                (DD) Security purchased on a delayed delivery basis (see note 1).

12                               See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
November 30, 1997
                                                                               Nuveen Flagship
                                                                                      Colorado
----------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                      $35,145,410
Cash                                                                                   730,514
Receivables:
  Interest                                                                             371,184
  Investments sold                                                                     207,000
  Shares sold                                                                           35,193
Other assets                                                                            35,644
----------------------------------------------------------------------------------------------
  Total assets                                                                      36,524,945
----------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                              1,009,500
  Shares redeemed                                                                          670

Accrued expenses:
  Management fees (note 6)                                                              15,886
  12b-1 distribution and service fees (notes 1 and 6)                                    5,989
  Other                                                                                 28,775
Dividends payable                                                                      143,191
----------------------------------------------------------------------------------------------
     Total liabilities                                                               1,204,011
----------------------------------------------------------------------------------------------
Net assets (note 7)                                                                $35,320,934
==============================================================================================
Class A Shares (note 1)
Net assets                                                                         $33,485,087
Shares outstanding                                                                   3,143,040
Net asset value and redemption price per share                                     $     10.65
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20% of offering price)                                               $     11.12
==============================================================================================
Class B Shares (note 1)
Net assets                                                                         $   986,346
Shares outstanding                                                                      92,429
Net asset value, offering and redemption price per share                           $     10.67
==============================================================================================
Class C Shares (note 1)
Net assets                                                                         $   183,549
Shares outstanding                                                                      17,234
Net asset value, offering and redemption price per share                           $     10.65
==============================================================================================
Class R Shares (note 1)
Net assets                                                                         $   665,952
Shares outstanding                                                                      62,460
Net asset value, offering and redemption price per share                           $     10.66
==============================================================================================

Statement of Operations (Unaudited)
Six months ended November 30, 1997

                                                                                        Nuveen Flagship
                                                                                               Colorado
-------------------------------------------------------------------------------------------------------
              Investment Income
              Tax-exempt interest income (note 1)                                            $1,015,807
-------------------------------------------------------------------------------------------------------
              Expenses
              Management fees (note 6)                                                           93,758
              12b-1 service fees - Class A (notes 1 and 6)                                       32,613
              12b-1 distribution and service fees - Class B (notes 1 and 6)                       3,421
              12b-1 distribution and service fees - Class C (notes 1 and 6)                         549
              Shareholders' servicing agent fees and expenses                                     7,853
              Custodian's fees and expenses                                                      16,035
              Trustees' fees and expenses (note 6)                                                  307
              Professional fees                                                                   7,496
              Shareholders' reports - printing and mailing expenses                               3,676
              Federal and state registration fees                                                 1,486
              Organizational expenses (note 1)                                                    8,381
              Other expenses                                                                        797
-------------------------------------------------------------------------------------------------------
              Total expenses before expense reimbursement                                       176,372
                Expense reimbursement (note 6)                                                   (3,777)
-------------------------------------------------------------------------------------------------------
              Net expenses                                                                      172,595
-------------------------------------------------------------------------------------------------------
              Net investment income                                                             843,212
-------------------------------------------------------------------------------------------------------
              Realized and Unrealized Gain from Investments
              Net realized gain from investment transactions (notes 1and 4)                     259,323
              Net change in unrealized appreciation or depreciation of investments            1,361,730
-------------------------------------------------------------------------------------------------------
              Net gain from investments                                                       1,621,053
-------------------------------------------------------------------------------------------------------
              Net increase in net assets from operations                                     $2,464,265
=======================================================================================================

14                               See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

                                                                       Nuveen Flagship Colorado
                                                                  ----------------------------------
                                                                  Six months ended        Year ended
                                                                          11/30/97           5/31/97*
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                  $   843,212       $ 1,715,756
Net realized gain from investment transactions
   (notes 1 and 4)                                                         259,323            64,238
Net change in unrealized appreciation or depreciation
   of investments                                                        1,361,730         1,095,182
-----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               2,464,265         2,875,176
-----------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                                (808,326)       (1,687,245)
   Class B                                                                 (14,659)           (1,292)
   Class C                                                                  (3,213)           (1,256)
   Class R                                                                 (15,626)           (2,521)
-----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                 (841,824)       (1,692,314)
-----------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                         2,621,191         5,390,547
Net proceeds from shares issued to shareholders
   due to reinvestment of distributions                                    456,845           767,704
-----------------------------------------------------------------------------------------------------
                                                                         3,078,036         6,158,251
-----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                 (1,567,523)       (8,789,634)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from Fund share transactions                                          1,510,513        (2,631,383)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                    3,132,954        (1,448,521)
Net assets at the beginning of period                                   32,187,980        33,636,501
-----------------------------------------------------------------------------------------------------
Net assets at the end of period                                        $35,320,934       $32,187,980
=====================================================================================================
Balance of undistributed net investment income at end of period        $    24,830       $    23,442
=====================================================================================================

* Information represents eight months of Flagship Colorado and four months of Nuveen Flagship Colorado (see note 1).

15                               See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)


1. General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Colorado Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Colorado Double Tax Exempt Fund ("Flagship Colorado") was reorganized into the Trust and renamed Nuveen Flagship Colorado Municipal Bond Fund ("Nuveen Flagship Colorado"). Prior to the reorganization, Flagship Colorado was a sub-trust of the Flagship Tax Exempt Funds Trust.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Fund had an outstanding delayed delivery purchase commitment of $1,009,500.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Colorado state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses
The organizational expenses incurred on behalf of the Fund (approximately $83,600) will be reimbursed to the Adviser on a straight-line basis over a period of five years. As of November 30, 1997, $75,295 has been reimbursed.

2. Fund Shares
Transactions in Fund shares were as follows:

                             Six months ended 11/30/97     Year ended 5/31/97*
-------------------------------------------------------------------------------
                                Shares         Amount     Shares         Amount
Shares sold:
   Class A                     174,308    $ 1,830,550    442,011    $ 4,440,932
   Class B                      47,914        506,588     43,588        440,150
   Class C                       6,921         72,794     10,094        102,708
   Class R                      20,443        211,259     40,559        406,757
Shares issued to
   shareholders
   due to reinvestment
   of distributions:
   Class A                      41,053        431,286     76,620        765,931
   Class B                         872          9,186         55            553
   Class C                         166          1,747         53            536
   Class R                       1,390         14,626         68            684
-------------------------------------------------------------------------------
                               293,067      3,078,036    613,048      6,158,251
-------------------------------------------------------------------------------
Shares redeemed:
   Class A                    (149,809)    (1,567,523)  (877,171)    (8,789,634)
   Class B                         --             --         --             --
   Class C                         --             --         --             --
   Class R                         --             --         --             --
-------------------------------------------------------------------------------
                              (149,809)    (1,567,523)  (877,171)    (8,789,634)
-------------------------------------------------------------------------------
Net increase (decrease)        143,258    $ 1,510,513   (264,123)   $(2,631,383)
===============================================================================

* Information represents eight months of Flagship Colorado and four months of Nuveen Flagship Colorado (see note 1).

3.  Distributions to Shareholders

On December 9, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:

-------------------------------------------------------------------------------
Dividend per share:
   Class A                                                               $.0435
   Class B                                                                .0370
   Class C                                                                .0390
   Class R                                                                .0455
-------------------------------------------------------------------------------
At the same time, the Fund also declared taxable distributions, which includes capital gains and/or taxable market discount, of $.0025 per share.

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $6,417,200 and $4,763,807, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $1,500,000 and $1,500,000, respectively.

At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund's last fiscal year end, the Fund had an unused capital loss carryforward of $495,637 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)
At November 30, 1997, net unrealized appreciation aggregated $3,418,678, all of which related to appreciated securities.

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                         .5500 of 1%
For the next $125 million                                          .5375 of 1
For the next $250 million                                          .5250 of 1
For the next $500 million                                          .5125 of 1
For the next $1 billion                                            .5000 of 1
For net assets over $2 billion                                     .4750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $40,500 of which approximately $35,300 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $25,700 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $3,800 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

7.  Composition of Net Assets
At November 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:
-------------------------------------------------------------------------------
Capital paid-in                                                     $32,120,199
Balance of undistributed net investment income                           24,830
Accumulated net realized gain (loss) from investment transactions      (242,773)
Net unrealized appreciation of investments                            3,418,678
-------------------------------------------------------------------------------
Net assets                                                          $35,320,934
===============================================================================

              Financial Highlights (Unaudited)

              Selected data for a common share outstanding throughout each period is as follows:

Class (Inception date)                       Operating performance              Less distributions
                                             ---------------------              ------------------
                                                                  Net
Nuveen Flagship Colorado**         Net                   realized and      Dividends                          Net        Total
                                 asset                     unrealized      from tax-                        asset       return
                                 value            Net     gain (loss)     exempt net     Distributions      value       on net
Year ending                  beginning     investment            from     investment      from capital     end of        asset
May 31,                      of period     income (b)     investments         income             gains     period     value(a)
-------------------------------------------------------------------------------------------------------------------------------
Class A (5/87)
 1998 (d)                       $10.15           $.26           $ .50          $(.26)            $   -     $10.65        7.54%
 1997                             9.79            .53             .35           (.52)                -      10.15        9.22
 1996                             9.93            .54            (.13)          (.55)                -       9.79        4.14
 1995                             9.62            .57             .30           (.56)                -       9.93        9.54
 1994                            10.04            .58            (.37)          (.58)             (.05)      9.62        2.03
 1993                             9.56            .60             .55           (.60)             (.07)     10.04       12.41
 1992                             9.29            .61             .27           (.61)                -       9.56        9.80
 1991                             9.13            .60             .17           (.61)                -       9.29        8.75
 1990                             9.24            .62            (.12)          (.61)                -       9.13        5.59
 1989                             8.78            .63             .46           (.63)                -       9.24       12.83
 1988                             9.27            .62            (.46)          (.65)                -       8.78        2.13

Class B (2/97)
 1998 (d)                        10.16            .22             .51           (.22)                -      10.67        7.24
 1997 (c)                        10.21            .12            (.06)          (.11)                -      10.16         .61

Class C (2/97)
 1998 (d)                        10.15            .23             .50           (.23)                -      10.65        7.27
 1997 (c)                        10.13            .16             .02           (.16)                -      10.15        1.75

Class R (2/97)
 1998 (d)                        10.16            .27             .50           (.27)                -      10.66        7.65
 1997 (c)                        10.21            .15            (.06)          (.14)                -      10.16         .85
-----------------------------------------------------------------------------------------------------------------------------

  *  Annualized.

 ** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Colorado.

 (a) Total returns are calculated on net asset value without any sales charge and are not annualized.

 (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

 (c) From commencement of class operations as noted.

 (d) For the six months ending November 30, 1997.


  -----
  22

                                     Ratios/Supplemental data
------------------------------------------------------------------------------------------------
                                           Ratio                            Ratio
                                          of net                           of net
                       Ratio of       investment        Ratio of       investment
                       expenses        income to        expenses        income to
                     to average          average      to average          average
                     net assets       net assets      net assets       net assets
    Net assets           before           before           after            after      Portfolio
 end of period       reimburse-       reimburse-      reimburse-       reimburse-       turnover
(in thousands)             ment             ment        ment (b)         ment (b)           rate
------------------------------------------------------------------------------------------------
      $ 33,485             1.02%*           4.94%*          1.00%*           4.96%*           14%
        31,229             1.18             4.87             .74             5.31             27
        33,638             1.27             4.69             .55             5.41             70
        34,982             1.27             5.22             .50             5.99             38
        35,796             1.27             4.81             .37             5.71             42
        26,656             1.35             5.11             .41             6.05             30
        15,699             1.51             5.40             .49             6.42             39
         9,108             1.80             5.66             .84             6.62             29
         7,386             1.87             5.70             .87             6.70             16
         7,545             2.10             5.61             .67             7.04             19
         7,561             1.54             6.04             .55             7.03            138

           986             1.77*            4.16*           1.75*            4.18*            14
           444             1.78             4.35*           1.53*            4.60*            27

           184             1.58*            4.39*           1.56*            4.41*            14
           103             1.58*            4.67*           1.31*            4.94*            27


           666              .82*            5.13*            .80*            5.15*            14
           413              .83*            5.35*            .58*            5.60*            27
------------------------------------------------------------------------------------------------

Additional Investment Opportunities

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth Funds
Nuveen Rittenhouse Growth Fund

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate
Limited Term

State Funds
Alabama          Michigan
Arizona          Missouri
California       New Jersey
Colorado         New Mexico
Connecticut      New York
Florida          North Carolina
Georgia          Ohio
Kansas           Pennsylvania
Kentucky         South Carolina
Louisiana        Tennessee
Maryland         Virginia
Massachusetts    Wisconsin


To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 225-8530.

Fund Information


Board of Trustees

Robert P. Bremner

Lawrence H. Brown

Anthony T. Dean

Anne E. Impellizzeri

Peter R. Sawers

William J. Schneider

Timothy R. Schwertfeger

Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.

333 West Wacker Drive

Chicago, IL 60606


Transfer Agent and

Shareholder Services

Boston Financial Data Service

Nuveen Investor Services

P.O. Box 8509

Boston, MA 02266-8509

(800) 225-8530


Legal Counsel

Fried, Frank, Harris,

Shriver & Jacobson

Washington, D.C.


Independent Public Accountants

Arthur Andersen LLP

Chicago, Illinois


  -----
   25

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 225-8530
www.nuveen.com

NUVEEN
Municipal
Bond Funds


November 30, 1997

Semiannual Report

[PHOTO APPEARS HERE]

Dependable, tax-free income
to help you keep more of
what you earn.





New Mexico

Contents


 1  Dear Shareholder

 3  Answering Your Questions

 6  Performance Overview

 8  Portfolio of Investments

12  Statement of Net Assets

13  Statement of Operations

14  Statement of Changes in Net Assets

15  Notes to Financial Statements

21  Financial Highlights

24  Additional Investment Opportunities

25  Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger,
Chairman of the Board


Wealth takes a lifetime
to build. Once achieved,
it should be preserved.

It's a pleasure to share with you the Nuveen Flagship New Mexico Municipal Bond Fund's outstanding performance record for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the fund's portfolio of municipal bonds. As of November 30, 1997, Class A shareholders were receiving a current yield on net asset value of 4.57%. To match this yield, investors in the 37% combined federal and state income tax bracket would have had to earn at least 7.25% on taxable alternatives.

During this same period, the fund provided Class A shareholders with a competitive total return on net asset value of 7.61% with income reinvested, outpacing the average return of 6.61% for its peer group, the Lipper other state long-term municipal bond fund category. You will find additional details on the fund's performance on pages 6-7.

The Year in Review

Over the past year, U.S. investors leave benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan. Still, falling commodity prices kept producer prices in check, while low import prices--due in part to

"The events of 1997 have
focused renewed
attention on the need for
diversification and
appropriate asset allocation."


the weakness in Asian markets--limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

Helping You Build A Better Portfolio

The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

January 15, 1998

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, managing director of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected the performance of the fund over the past year.


Answering Your Questions

What economic and market factors influenced the performance of municipal bonds over the past year?

Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation, and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. The strong total returns produced in this environment were somewhat muted by a heavy supply of newly issued bonds that temporarily reduced bond prices. The increased supply worked to our advantage, however, as it expanded opportunities to find value in the marketplace.

How has the fund performed during this period?

As Tim mentioned in his letter to shareholders, the fund performed well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the fund was 7.61%, which compares favorably with the one-year average return of 6.61% for the peer group of long-term state municipal bond funds tracked by Lipper Analytical Services--a 100 basis point difference. Once again, this fund was one of the top performers in its category, ranking ninth among the 67 municipal bond funds in the grouping.

"Through the quality research provided by Nuveen's renowned research team, we continue to uncover bonds that we feel are undervalued by the rest of the market."


Given the current municipal market, where were you able to find value?

Through the quality research provided by Nuveen's renowned research team, we continue to uncover bonds that we feel are undervalued by the rest of the market. For example, we have found tremendous value in high-grade housing bonds. A few deals were unexpectedly called by their issuers this year, so bond buyers appear to be avoiding the entire sector and are effectively driving yields higher. Since Nuveen has such a large, experienced housing research staff, we were able to buy these securities with greater confidence. We have also found good value in higher-rated bonds because credit spreads remained tight. This enabled us to purchase higher-rated securities without sacrificing much yield. Presently, the marginally higher yield offered by lower-rated bonds does not adequately compensate the fund for the increased credit risk.

What are your key strategies for the coming year?

To sustain such outstanding performance, we take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, one focus will be boosting the credit quality of the fund. As long as credit spreads remain tight, we will continue to take advantage of opportunities to purchase bonds with high credit quality at yields that are similar to bonds with lower ratings. We believe that if credit spreads widen, these high-quality issues will increase in value relative to lower-rated bonds.

"Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand."


As part of our value investing approach, we will also continue to look for individual bonds that offer good long-term value with the potential for appreciating returns. Our thorough research helps us find investment quality bonds that offer the best values--such as bonds from specific regions and sectors that have the best potential for performance and appreciation. We plan to continue to search for bonds with pre-refunding potential, as well as those that we feel are undervalued by the market as a whole.

What is your outlook for the municipal market?

Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.

Nuveen Flagship New Mexico
Municipal Bond Fund
Performance Overview
As of November 30, 1997



Fund Highlights
====================================================================================================
Share Class                                                    A           B           C           R
Inception Date                                              9/92        2/97        2/97        2/97
 ....................................................................................................
Net Asset Value (NAV)                                     $10.49      $10.48      $10.49     $ 10.51
 ....................................................................................................
CUSIP                                                  67065L781   67065L773   67065L765   67065L757
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Total Net Assets ($000)                                                                      $52,693
 ....................................................................................................
Average Weighted Maturity (Years)                                                              20.76
 ....................................................................................................
Average Weighted Duration (Years)                                                               8.64
----------------------------------------------------------------------------------------------------



Annualized Total Return/1/
=====================================================================================================
Share Class                                    A(NAV)    A(Offer)          B           C            R
1-Year                                          7.61%       3.08%       6.76%       7.09%       7.98%
 .....................................................................................................
5-Year                                          7.39%       6.47%       6.75%       6.98%       7.46%
 .....................................................................................................
Since Inception                                 7.16%       6.28%       6.52%       6.75%       7.23%
-----------------------------------------------------------------------------------------------------


Tax-Free Yields
=====================================================================================================
Share Class                                    A(NAV)    A(Offer)          B           C            R
Dist Rate                                       4.80%       4.60%       4.06%       4.29%       5.02%
 .....................................................................................................
SEC 30-Day Yld                                  4.57%       4.37%       3.82%       4.02%       4.77%
 .....................................................................................................
Taxable Equiv Yld/2/                            7.25%       6.94%       6.06%       6.38%       7.57%
-----------------------------------------------------------------------------------------------------

/1/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/2/ Based on SEC Yield and a combined federal and state income tax rate of 37%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Credit Quality

                           [PIE CHART APPEARS HERE]

                        AAA/Pre-refunded           58%
                        A                          16%
                        AA                         11%
                        BBB/NR                     15%

--------------------------------------------------------------------------------

Diversification

                           [PIE CHART APPEARS HERE]

                        Tax Obligation (Limited)   28%
                        Education/Civic Org.       18%
                        Housing (Single-Family)    14%
                        Utilities                  14%
                        Long-Term Care              7%
                        Tax Obligation (G.O.)       5%
                        U.S. Guaranteed             4%
                        Housing (Multi-Family)      3%
                        Other                       7%

--------------------------------------------------------------------------------

Dividend History (A Shares)

                           [BAR CHART APPEARS HERE]

December 1996    0.04269
January 1997     0.04281
February         0.042
March            0.042
April            0.042
May              0.042
June             0.042
July             0.042
August           0.042
September        0.042
October          0.042
November         0.042

                         Portfolio of Investments (Unaudited)
                         Nuveen Flagship New Mexico

            Principal                                                              Optional Call                  Market
               Amount    Description                                                 Provisions*  Ratings**        Value
------------------------------------------------------------------------------------------------------------------------
                         Basic Materials -- 2.1%

           $1,000,000    Lordsburg, New Mexico, Pollution Control Revenue            4/03 at 102          A  $ 1,085,030
                           Refunding, Phelps Dodge Corporation Project,
                           6.500%, 4/01/13
------------------------------------------------------------------------------------------------------------------------
                         Education and Civic Organizations -- 17.4%

            1,600,000    New Mexico Educational Assistance Foundation,               4/02 at 102        AAA    1,703,712
                           Student Loan Revenue, Series 1A, 6.850%,
                           4/01/05

                         New Mexico Educational Assistance Foundation,
                         Student Loan Revenue, Senior Series 1A:
              400,000      6.550%, 12/01/05                                         12/02 at 101        Aaa      421,036
              870,000      5.500%, 12/01/07                                          6/04 at 102        Aaa      902,895

              225,000    New Mexico Educational Assistance Foundation,              12/02 at 101          A      240,669
                           Student Loan Revenue, Sub-Series 1B,
                           6.850%, 12/01/05

            1,040,000    New Mexico Educational Assistance Foundation,              No Opt. Call        Aaa    1,103,638
                           Student Loan Revenue, Senior Series A1,
                           6.500%, 3/01/04

              435,000    Puerto Rico Industrial Medical and                         No Opt. Call       BBB-      450,155
                           Environmental Pollution Control Facilities
                           Financing Authority, Revenue Refunding,
                           Formerly Puerto Rico Higher Education,
                           Catholic University, Series A, 5.600%, 12/01/07

                         Santa Fe, New Mexico, Educational Facilities
                         Revenue Refunding and Improvement, College of
                         Santa Fe Project:
              500,000      6.000%, 10/01/13                                         10/07 at 100       BBB-      518,760
              500,000      5.875%, 10/01/21                                         10/07 at 100       BBB-      506,100

            3,000,000    University of New Mexico, University Revenue               No Opt. Call         AA    3,340,920
                           Refunding, Series A, 6.000%, 6/01/21
------------------------------------------------------------------------------------------------------------------------
                         Health Care -- 0.9%

              450,000    Albuquerque, New Mexico, Hospital Revenue,                  8/02 at 102        AAA      492,093
                           Crossover Refunding, Series A, Presbyterian
                           Healthcare Services, 6.375%, 8/01/07
------------------------------------------------------------------------------------------------------------------------
                         Housing/Multifamily -- 2.9%

            1,000,000    Las Cruces, New Mexico, Housing Development                 4/03 at 102          A    1,029,760
                           Corporation, Multifamily Revenue Refunding
                           Mortgage, Series A, 6.400%, 10/01/19

              500,000    New Mexico Mortgage Finance Authority,                      7/07 at 102        AAA      502,930
                           Multifamily Housing Revenue, Rio Volcan
                           Apartments Project, 5.650%, 7/01/18
                         -----
                         8


             Principal                                                                 Optional Call                       Market
               Account       Description                                                 Provisions*    Ratings**           Value
---------------------------------------------------------------------------------------------------------------------------------
                             Housing/Single Family  14.1%

          $  2,000,000       New Mexico Mortgage Finance Authority, Single               7/06 at 102          AAA    $  2,104,320
                                Family Mortgage Program, Series D1, 6.250%, 7/01/22

             1,445,000       New Mexico Mortgage Finance Authority, Single               7/07 at 102          AAA       1,506,831
                                Family, Series G 2, 6.200%, 7/01/28

             1,245,000       New Mexico Mortgage Finance Authority, Single Family        7/05 at 102          AAA       1,322,875
                                Mortgage Program, Series A, Class D, 6.650%, 7/01/26

               155,000       New Mexico Mortgage Finance Authority, Single               7/02 at 102          Aa1         163,471
                                Family Mortgage Purchase Refunding, Senior
                                Series 1A, 6.850%, 7/01/10

               755,000       New Mexico Mortgage Finance Authority, Single               7/02 at 102          Aa1         797,371
                                Family Mortgage Purchase Refunding, Senior
                                Series 2A, 6.900%, 7/01/24

             1,500,000       New Mexico Mortgage Finance Authority, Single               7/07 at 102          AAA       1,508,760
                                Family Mortgage Program, Series 2F,
                                5.700%, 7/01/29
---------------------------------------------------------------------------------------------------------------------------------
                             Long Term Care  6.7%

             1,500,000       Albuquerque, New Mexico, Revenue Refunding,                 6/03 at 102          AAA       1,577,325
                                The Evangelical Lutheran, 5.900%, 6/01/13

             1,000,000       Hobbs, New Mexico, Health Facilities Revenue,               5/06 at 102          AAA       1,010,230
                                Evangelical Lutheran Project, 5.500%, 5/01/26

               500,000       Las Cruces, New Mexico, Health Facilities Revenue          12/03 at 102          AAA         545,395
                                Refunding, Evangelical Lutheran Project,
                                6.450%, 12/01/17

               350,000       Socorro, New Mexico, Health Facility Revenue                5/04 at 102          AAA         379,550
                                Refunding, Evangelical Lutheran Good
                                Samaritan, 6.000%, 5/01/08
---------------------------------------------------------------------------------------------------------------------------------
                             Tax Obligation/General  5.4%

                25,000       Albuquerque, New Mexico, Municipal School District         No Opt. Call           AA          25,829
                                No. 12, 5.000%, 8/01/02
                80,000       Bernalillo County, New Mexico, 5.750%, 10/01/05            10/04 at 100          Aa1          86,120

                             Grants/Cibola County, New Mexico,
                             School District No. 1:
               480,000          6.250%, 5/01/08                                          5/04 at 100         Baa2         510,168
               510,000          6.250%, 5/01/09                                          5/04 at 100         Baa2         539,192

             1,500,000       Guam Government, Series A, 5.375%, 11/15/13                11/03 at 102          BBB       1,491,225

               200,000       Torrance County, New Mexico, 5.500%, 7/01/04                7/00 at 100          N/R         204,218

                             Portfolio of Investments (Unaudited)
                             Nuveen Flagship New Mexico - continued




              Principal                                                               Optional Call   Ratings**        Market
                 Amount      Description                                                Provisions*                     Value
-----------------------------------------------------------------------------------------------------------------------------
                             Tax Obligation/Limited -- 26.9%

            $ 4,250,000       Albuquerque, New Mexico, Gross Receipts Lodgers           No Opt. Call        AAA  $  2,132,140
                                Tax Revenue Refunding, Series B, 0.000%, 7/01/11

              1,050,000      Dona Ana County, New Mexico, Gross Receipts Tax            6/03 at 102          AA     1,093,722
                                Revenue Refunding and Improvement, 6.000%, 6/01/19

                250,000      Las Cruces, New Mexico, Gross Receipts Tax Revenue        12/02 at 101           A       268,515
                                Refunding, 6.250%, 12/01/05

              1,000,000      Las Cruces, New Mexico, Revenue, 5.450%, 12/01/02         No Opt. Call         AAA     1,046,800

                 35,000      New Mexico Finance Authority, Special                     No Opt. Call         AAA        36,086
                                Cigarette Tax, University of New Mexico,
                                5.000%, 6/01/03

                             Puerto Rico Commonwealth Highway and
                             Transportation Authority, Highway Revenue, Series Y:
              3,550,000         5.500%, 7/01/36                                         7/16 at 100           A     3,603,676
              1,000,000         5.000%, 7/01/36                                         7/16 at 100           A       955,600

                375,000      Sandoval County, New Mexico, Gross Receipts Tax           11/02 at 102        Baa1       408,191
                                Revenue Refunding, 6.900%, 11/01/12

                130,000      Sandoval County, New Mexico, Gross Receipts Tax           12/02 at 102        Baa1       140,455
                                Revenue Refunding, Series A, 6.500%, 12/01/06

              4,000,000      Sante Fe County, New Mexico, Correctional System          No Opt. Call         AAA     4,510,080
                                Revenue, 6.000%, 2/01/27
-----------------------------------------------------------------------------------------------------------------------------
                             Transportation -- 2.1%

              1,000,000      Albuquerque, New Mexico, Airport Revenue, Series A,        7/00 at 105         AAA     1,092,730
                                 6.600, 7/01/16
-----------------------------------------------------------------------------------------------------------------------------
                             U.S. Guaranteed -- 3.5%

                250,000      Albuquerque, New Mexico, Joint Water and Sewer             7/00 at 100         AAA       261,650
                                System Revenue, Series A, 6.000%, 7/01/15
                                (Pre-refunded to 7/01/00)

                 90,000      Las Cruces, New Mexico, Joint Utility Refunding and        7/02 at 102       A1***        96,744
                                Improvement Revenue, 6.250%, 7/01/12

                 30,000      New Mexico Finance Authority, Revenue Public               6/05 at 100         AAA        31,962
                                Project, Revolving Fund, Series A, 5.500%, 6/01/07
                                (Pre-refunded to 6/01/05)

                             Sandoval County, New Mexico, Gross Receipts Tax,
                             Fire District Revenue:
                225,000         6.600%, 12/01/04 (Pre-refunded to 12/01/99)            12/99 at 100      N/R***       230,265
                200,000         6.900%, 12/01/07 (Pre-refunded to 12/01/99)            12/99 at 100      N/R***       206,520


  Principal                                                                            Optional Call                          Market
     Amount     Description                                                              Provisions*          Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- continued

$   500,000     Sandoval County, New Mexico, Gross Receipts Tax                         11/15 at 100          N/R***   $     592,650
                  Revenue, 7.150%, 11/01/10 (Pre-refunded to 11/01/15)

    327,000     Sante Fe County, New Mexico, Office and Training Facilities             No Opt. Call             Aaa         436,797
                  Project Revenue, 9.000%, 7/01/07
------------------------------------------------------------------------------------------------------------------------------------
                Utilities -- 14.0%

    985,000     Farmington, New Mexico, Pollution Control Revenue                       12/02 at 102             AAA       1,080,929
                  Refunding, Public Service Company of New Mexico,
                  Series A, 6.375%, 12/15/22

  2,050,000     Guam Power Authority, Series A,                                         10/03 at 102             BBB       1,982,329
                  5.250%, 10/01/23

  1,000,000     Las Cruces, New Mexico, South Central Solid Waste                        6/05 at 100               A       1,033,520
                  Authority, Environmental Services, Gross Receipts
                  Tax, 6.000%, 6/01/16

                Los Alamos County, New Mexico, Utility System,
                Revenue Refunding, Series A:
  1,000,000       5.700%, 7/01/05                                                        7/04 at 102             AAA       1,075,070
  1,000,000       6.000%, 7/01/15                                                        7/04 at 102             AAA       1,061,930

                Rio Grande, New Mexico, Natural Gas Association, Natural
                Gas System Revenue Refunding and Improvement:
    100,000       6.000%, 7/01/07                                                        7/03 at 100            BBB+         102,036
  1,000,000       6.125%, 7/01/13                                                        7/03 at 100            BBB+       1,016,220
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer -- 1.5%

  1,000,000     Albuquerque, New Mexico, Joint Water and Sewer                          No Opt. Call             AAA         635,070
                  System Revenue, Series A, 0.000%, 7/01/07

    100,000     Grants, New Mexico, Water and Sewer Revenue                              1/02 at 100             Baa         104,422
                  Refunding and Improvement, 5.600%, 1/01/08

     70,000     New Mexico Finance Authority, Public Project,                           No Opt. Call             AAA          73,735
                  Series A, 5.500% 6/01/07
------------------------------------------------------------------------------------------------------------------------------------
$51,332,000     Total Investments - (cost $47,792,534) - 97.5%                                                            51,380,422
===========-------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                       1,312,892
                --------------------------------------------------------------------------------------------------------------------
                Net Assets  - 100%                                                                                     $  52,693,314
                ====================================================================================================================

                * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                N/R- Investment is not rated

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
November 30, 1997

                                                                                        Nuveen Flagship
                                                                                             New Mexico
-------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                               $51,380,422
Cash                                                                                            135,537
Receivables:
  Interest                                                                                      950,288
  Investments sold                                                                               80,000
  Shares sold                                                                                   402,347
Other assets                                                                                     35,670
-------------------------------------------------------------------------------------------------------
    Total assets                                                                             52,984,264
-------------------------------------------------------------------------------------------------------
Liabilities
Payable for shares redeemed                                                                      27,921
Accrued expenses:
  Management fees (note 6)                                                                       17,820
  12b-1 distribution and service fees (notes 1 and 6)                                             9,258
  Other                                                                                          26,871
Dividends payable                                                                               209,080
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                                           290,950
-------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                         $52,693,314
=======================================================================================================
Class A Shares (note 1)
Net assets                                                                                  $51,003,443
Shares outstanding                                                                            4,864,206
Net asset value and redemption price per share                                              $     10.49
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20% of offering price)                                                        $     10.95
=======================================================================================================
Class B Shares (note 1)
Net assets                                                                                  $   853,681
Shares outstanding                                                                               81,439
Net asset value, offering and redemption price per share                                    $     10.48
=======================================================================================================
Class C Shares (note 1)
Net assets                                                                                  $   525,951
Shares outstanding                                                                               50,142
Net asset value, offering and redemption price per share                                    $     10.49
=======================================================================================================
Class R Shares (note 1)
Net assets                                                                                  $   310,239
Shares outstanding                                                                               29,516
Net asset value, offering and redemption price per share                                    $     10.51
=======================================================================================================

12                               See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six months ended November 30, 1997


                                                                Nuveen Flagship
                                                                     New Mexico
--------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                             $     1,483,564
--------------------------------------------------------------------------------

Expenses

Management fees (note 6)                                                144,708
12b-1 service fees--Class A (notes 1 and 6)                              51,261
12b-1 distribution and service fees--Class B (notes 1 and 6)              3,688
12b-1 distribution and service fees--Class C (notes 1 and 6)              1,023
Shareholders' servicing agent fees and expenses                           9,055
Custodian's fees and expenses                                            18,071
Trustees' fees and expenses (note 6)                                        487
Professional fees                                                         7,496
Shareholders' reports--printing and mailing expenses                      4,246
Federal and state registration fees                                       3,439
Organizational expenses (note 1)                                          5,179
Other expenses                                                            1,148
--------------------------------------------------------------------------------
Total expenses before expense reimbursement                             249,801
  Expense reimbursement (note 6)                                        (34,163)
--------------------------------------------------------------------------------
Net expenses                                                            215,638
--------------------------------------------------------------------------------
Net investment income                                                 1,267,926
--------------------------------------------------------------------------------

Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)          139,877
Net change in unrealized appreciation or depreciation
  of investments                                                      1,553,729
--------------------------------------------------------------------------------
Net gain from investments                                             1,693,606
--------------------------------------------------------------------------------
Net increase in net assets from operations                      $     2,961,532
================================================================================

13                               See accompanying notes to financial statements.

  Statements of Changes in Net Assets (Unaudited)


                                                                     Nuveen Flagship New Mexico
                                                                 ---------------------------------
                                                                 Six months ended       Year ended
                                                                         11/30/97         5/31/97*
   -------------------------------------------------------------------------------------------------
   Operations
   Net investment income                                              $ 1,267,926      $ 2,606,587
   Net realized gain from investment transactions
     (notes 1 and 4)                                                      139,877           92,293
   Net change in unrealized appreciation or depreciation
     of investments                                                     1,553,729        1,740,188
   -------------------------------------------------------------------------------------------------
   Net increase in net assets from operations                           2,961,532        4,439,068
   -------------------------------------------------------------------------------------------------
   Distributions to Shareholders (note 1)
   From undistributed net investment income:
     Class A                                                           (1,244,483)      (2,592,045)
     Class B                                                              (15,838)          (2,872)
     Class C                                                               (5,752)          (1,113)
     Class R                                                               (7,682)            (309)
   -------------------------------------------------------------------------------------------------
   Decrease in net assets from distributions to shareholders           (1,273,755)      (2,596,339)
   -------------------------------------------------------------------------------------------------
   Fund Share Transactions (note 2)
   Net proceeds from sale of shares                                     3,554,758        7,206,729
   Net proceeds from shares issued to shareholders
     due to reinvestment of distributions                                 801,837        1,155,487
   -------------------------------------------------------------------------------------------------
                                                                        4,356,595        8,362,216
   -------------------------------------------------------------------------------------------------
   Cost of shares redeemed                                             (5,332,306)      (9,396,878)
   -------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     from Fund share transactions                                        (975,711)      (1,034,662)
   -------------------------------------------------------------------------------------------------
   Net increase in net assets                                             712,066          808,067
   Net assets at the beginning of period                               51,981,248       51,173,181
   -------------------------------------------------------------------------------------------------
   Net assets at the end of period                                    $52,693,314      $51,981,248
   =================================================================================================
   Balance of undistributed net investment income at end of period    $     4,419      $    10,248
   =================================================================================================
   * Information represents eight months of Flagship New Mexico and four months of Nuveen Flagship New Mexico (see note 1).

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1.   General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship New Mexico Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship New Mexico Double Tax Exempt Fund ("Flagship New Mexico") was reorganized into the Trust and renamed Nuveen Flagship New Mexico Municipal Bond Fund ("Nuveen Flagship New Mexico"). Prior to the reorganization, Flagship New Mexico was a sub-trust of the Flagship Tax-Exempt Funds Trust.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Fund had no such outstanding purchase commitments.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New Mexico state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses
The organizational expenses incurred on behalf of the Fund (approximately $51,700) will be reimbursed to the Adviser on a straight-line basis over a period of five years. As of November 30, 1997, $46,527 has been reimbursed.

2.   Fund Shares
     Transactions in Fund shares were as follows:

                                   Six months ended 11/30/97   Year ended 5/31/97*
                                   ------------------------------------------------
                                      Shares        Amount     Shares        Amount
-----------------------------------------------------------------------------------
Shares sold:
   Class A                           262,809   $ 2,726,145    604,874   $ 6,044,381
   Class B                            20,321       210,502     64,688       647,809
   Class C                            34,769       361,111     15,271       153,600
   Class R                            25,349       257,000     35,553       360,939
Shares issued to shareholders
   due to reinvestment
   of distributions:
   Class A                            76,747       789,315    115,338     1,154,792
   Class B                               488         5,052         42           418
   Class C                                90           933         12           123
   Class R                               629         6,537         15           154
-----------------------------------------------------------------------------------
                                     421,202     4,356,595    835,793     8,362,216
-----------------------------------------------------------------------------------

Shares redeemed:
   Class A                          (478,137)   (4,963,717)  (936,465)   (9,396,878)
   Class B                            (4,100)      (42,841)        --            --
   Class C                                --            --         --            --
   Class R                           (32,030)     (325,748)        --            --
-----------------------------------------------------------------------------------
                                    (514,267)   (5,332,306)  (936,465)   (9,396,878)
-----------------------------------------------------------------------------------
Net increase (decrease)              (93,065)  $  (975,711)  (100,672)  $(1,034,662)
===================================================================================

* Information represents eight months of Flagship New Mexico and four months of Nuveen Flagship New Mexico (see note 1).
18

3.   Distributions to Shareholders
On December 9, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:

-------------------------------------------------------------------------------
Dividend per share:
   Class A                                                               $.0420
   Class B                                                                .0355
   Class C                                                                .0375
   Class R                                                                .0440
-------------------------------------------------------------------------------

4.   Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $5,368,084 and $5,321,876, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $2,500,000 and $3,400,000, respectively.

At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund's last fiscal year end, the Fund had unused capital loss carryforwards of $1,287,752 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $997,166 of the carryforwards will expire in the year 2003 and $290,586 will expire in the year 2004.

5.   Unrealized Appreciation (Depreciation)
At November 30, 1997, net unrealized appreciation aggregated $3,587,888, all of which related to appreciated securities.

6.   Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

Average daily net asset value                                    Management fee
-------------------------------------------------------------------------------
For the first $125 million                                         .5500 of 1%
For the next $125 million                                          .5375 of 1
For the next $250 million                                          .5250 of 1
For the next $500 million                                          .5125 of 1
For the next $1 billion                                            .5000 of 1
For net assets over $2 billion                                     .4750 of 1
-------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $46,900 of which approximately $40,300 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $13,100 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $4,700 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

7.   Composition of Net Assets
At November 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

---------------------------------------------------------------------------------
Capital paid-in                                                       $50,252,166

Balance of undistributed net investment income                              4,419

Accumulated net realized gain (loss) from investment transactions      (1,151,159)

Net unrealized appreciation of investments                              3,587,888
---------------------------------------------------------------------------------
Net assets                                                            $52,693,314
=================================================================================

20

                             Financial Highlights

              Financial Highlights (Unaudited)

              Selected data for a common share outstanding throughout each period is as follows:


Class (Inception date)                                Operating performance           Less distributions
                                                    --------------------------    ---------------------------



                                                                           Net
Nuveen Flagship                               Net                 realized and     Dividends                        Net       Total
New Mexico**                                asset                   unrealized     from tax-                      asset      return
                                            value           Net    gain (loss)    exempt net    Distributions     value      on net
Year ending                             beginning    investment           from    investment     from capital    end of       asset
May 31,                                 of period    income (b)    investments        income            gains    period   value (a)
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
  1998 (d)                                 $10.16          $.25          $ .33         $(.25)           $  --    $10.49       5.79%
  1997                                       9.81           .51            .35          (.51)              --     10.16       8.90
  1996                                      10.01           .51           (.19)         (.52)              --      9.81       3.18
  1995                                       9.68           .52            .33          (.52)              --     10.01       9.25
  1994                                      10.04           .53           (.33)         (.53)            (.03)     9.68       1.92
  1993 (c)                                   9.58           .37            .46          (.37)              --     10.04      11.72*

Class B (2/97)
  1998 (d)                                  10.15           .21            .33          (.21)              --     10.48       5.39
  1997 (c)                                  10.24           .12           (.10)         (.11)              --     10.15        .18

Class C (2/97)
  1998 (d)                                  10.16           .22            .34          (.23)              --     10.49       5.50
  1997 (c)                                  10.23           .12           (.08)         (.11)              --     10.16        .43

Class R (2/97)
  1998 (d)                                  10.17           .26            .34          (.26)              --     10.51       5.98
  1997 (c)                                  10.23           .14           (.07)         (.13)              --     10.17        .71
------------------------------------------------------------------------------------------------------------------------------------

           *   Annualized.
           ** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship New Mexico.
           (a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
           (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
           (c) From commencement of class operations as noted.
           (d) For the six months ending November 30, 1997.


                                        Ratios/Supplemental data
--------------------------------------------------------------------------------------------------------
                                             Ratio                               Ratio
                                            of net                              of net
                        Ratio of        investment          Ratio of        investment
                        expenses         income to          expenses         income to
                      to average           average        to average           average
                      net assets        net assets        net assets        net assets
    Net assets            before            before             after             after        Portfolio
 end of period        reimburse-        reimburse-        reimburse-        reimburse-         turnover
(in thousands)              ment              ment          ment (b)          ment (b)             rate
--------------------------------------------------------------------------------------------------------

      $ 51,003              .94%*             4.70%*             .81%*            4.83%*              10%
        50,807             1.08               4.76               .77              5.07                43
        51,173             1.09               4.69               .68              5.10                57
        52,150             1.17               4.98               .67              5.48                38
        51,167             1.14               4.50               .40              5.24                39
        31,499             1.37*              4.05*              .14*             5.28*               36

           854             1.69*              3.95*             1.56*             4.08*               10
           657             1.68*              4.05*             1.54*             4.19*               43

           526             1.48*              4.11*             1.35*             4.24*               10
           155             1.48*              4.26*             1.34*             4.40*               43

           310              .74*              4.90*              .61*             5.03*               10
           362              .73*              5.04*              .59*             5.18*               43
--------------------------------------------------------------------------------------------------------

                          Additional Investment Opportunities

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth Funds
Nuveen Rittenhouse Growth Fund

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate
Limited Term

State Funds
Alabama           Michigan
Arizona           Missouri
California        New Jersey
Colorado          New Mexico
Connecticut       New York
Florida           North Carolina
Georgia           Ohio
Kansas            Pennsylvania
Kentucky          South Carolina
Louisiana         Tennessee
Maryland          Virginia
Massachusetts     Wisconsin

To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 225-8530.

Fund Information


Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

Boston Financial Data Service
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530


Legal Counsel

Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.


Independent Public Accountants

Arthur Andersen LLP
Chicago, Illinois

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time--with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 225-8530
www.nuveen.com

VSA-NM-11.97